                                                                   EXHIBIT 10(j)


                                CREDIT AGREEMENT


                           DATED AS OF AUGUST 9, 1996


                                  BY AND AMONG


                                GOLD KIST INC.,

                                  AS BORROWER,


                    VARIOUS BANKS AND LENDING INSTITUTIONS,

                                  AS LENDERS,


                                      AND


                            SUNTRUST BANK, ATLANTA,

                                   AS AGENT.

                               TABLE OF CONTENTS

                                                                          Page
                                                                          ----

ARTICLE 1.        DEFINITIONS..........................................     1

Section 1.1       Definitions..........................................     1
Section 1.2       Accounting Terms.....................................    15
Section 1.3       Use of Defined Terms.................................    15


ARTICLE 2.        CREDIT FACILITIES....................................    15

Section 2.1       Syndicated Loans.....................................    16
Section 2.2       Bid Rate Loans.......................................    16


ARTICLE 3.        GENERAL LOAN TERMS...................................    16

Section 3.1       Notes; Repayment of Principal........................    17
Section 3.2       Amount Limitations...................................    17
Section 3.3       Reduction of Commitments.............................    17
Section 3.4       Extension of Revolving Loan Maturity Date and
                  364-Day Loan Maturity Date...........................    18
Section 3.5       Interest Rates and Interest Periods..................    19
Section 3.6       Funding Notices......................................    19
Section 3.7       Disbursement of Funds................................    21
Section 3.8       Interest.............................................    22
Section 3.9       Fees.................................................    23
Section 3.10      Voluntary Prepayments of Borrowings..................    24
Section 3.11      [Intentionally Left Blank]...........................    24
Section 3.12      Payments, etc........................................    24
Section 3.13      Interest Rate Not Ascertainable, etc.................    26
Section 3.14      Illegality...........................................    26
Section 3.15      Increased Costs......................................    27
Section 3.16      Funding Losses.......................................    28
Section 3.17      Assumptions Concerning Funding of Fixed Rate Advances    28
Section 3.18      Apportionment of Payments............................    28
Section 3.19      Sharing of Payments, Etc.............................    29
Section 3.20      Capital Adequacy.....................................    29
Section 3.21      Use of Proceeds......................................    30

ARTICLE 4.        CONDITIONS TO LOAN CLOSING AND EXTENSIONS
                  OF LOANS.............................................  30

Section 4.1       Conditions Precedent to Initial Loans................  30
Section 4.2       Conditions to all Loans..............................  31


 ARTICLE 5.       REPRESENTATIONS AND WARRANTIES.......................  32

Section 5.1       Organization and Qualification.......................  32
Section 5.2       Financial Statements.................................  32
Section 5.3       Taxes................................................  33
Section 5.4       Actions Pending......................................  33
Section 5.5       Title to Properties..................................  33
Section 5.6       Regulation U, Etc....................................  33
Section 5.7       ERISA................................................  34
Section 5.8       Outstanding Debt.....................................  34
Section 5.9       Conflicting Agreements or Other Matters..............  34
Section 5.10      Possession of Franchises, Licenses, Etc..............  35
Section 5.11      Governmental Consent.................................  35
Section 5.12      Disclosure...........................................  35
Section 5.13      Foreign Assets Control Regulations...................  35
Section 5.14      Labor Relations......................................  36
Section 5.15      Enforceability of Agreement..........................  36
Section 5.16      Subsidiaries.........................................  36
Section 5.17      Insurance Coverage...................................  36
Section 5.18      Investments..........................................  36
Section 5.19      Intercompany Loans; Dividends........................  36


ARTICLE 6.        AFFIRMATIVE COVENANTS................................  37

Section 6.1       Financial Statements.................................  37
Section 6.2       Inspection of Property...............................  38
Section 6.3       Insurance............................................  38
Section 6.4       Conduct of Business..................................  38
Section 6.5       Corporate Existence; Maintenance of Properties.......  39
Section 6.6       Environmental Laws...................................  39
Section 6.7       Taxes................................................  40
Section 6.8       Keeping of Books; Fiscal Year........................  40
Section 6.9       Compliance with Laws and Other Agreements............  40
Section 6.10      Notice of Default....................................  40
Section 6.11      Notice of Litigation.................................  40

Section 6.12      ERISA................................................  41
Section 6.13      Use of Proceeds......................................  41


ARTICLE 7.        NEGATIVE COVENANTS...................................  41

Section 7.1       Financial Covenants..................................  41
Section 7.2       Limitation on Restricted Payments....................  42
Section 7.3       Liens................................................  42
Section 7.4       Restrictions on Loans, Advances, Investments
                  and Contingent Liabilities...........................  43
Section 7.5       Sale of Stock and Debt of Subsidiaries...............  45
Section 7.6       Merger and Sale of Assets............................  45
Section 7.7       Sale and Lease-Back..................................  45
Section 7.8       Sale or Discount of Receivables......................  46
Section 7.9       Commodity Contracts..................................  46
Section 7.10      Issuance of Stock by Restricted Subsidiaries.........  46


 ARTICLE 8.       EVENTS OF DEFAULT AND REMEDIES.......................  46

Section 8.1       Events of Default....................................  46
Section 8.2       Remedies on Default..................................  48


ARTICLE 9.        THE AGENT............................................  50

Section 9.1       Appointment and Authorization........................  50
Section 9.2       Nature of Duties of the Agent........................  50
Section 9.3       Lack of Reliance on the Agent........................  50
Section 9.4       Certain Rights of the Agent..........................  51
Section 9.5       Liability of the Agent...............................  51
Section 9.6       Indemnification......................................  52
Section 9.7       The Agent and Affiliates.............................  53
Section 9.8       Successor Agent......................................  53

ARTICLE 10.       MISCELLANEOUS........................................  53

Section 10.1      Notices..............................................  53
Section 10.2      Amendments, Etc......................................  54
Section 10.3      No Waiver; Remedies Cumulative.......................  54
Section 10.4      Payment of Expenses, Etc.............................  54
Section 10.5      [Intentionally Left Blank]...........................  56

Section 10.6      Benefit of Agreement.................................   56
Section 10.7      Governing Law; Submission to Jurisdiction, Etc.......   58
Section 10.8      Independent Nature of the Lenders' Rights............   59
Section 10.9      Counterparts.........................................   59
Section 10.10     Effectiveness; Survival..............................   59
Section 10.11     Severability.........................................   59
Section 10.12     Independence of Covenants............................   59
Section 10.13     Change in Accounting Principles,
                  Fiscal Year or Tax Laws..............................   59
Section 10.14     Headings Descriptive; Entire Agreement...............   60
Section 10.15     Time is of the Essence...............................   60
Section 10.16     Usury................................................   60
Section 10.17     Construction.........................................   60


EXHIBITS:
- ---------

     Exhibit A      -       Form of Bid Rate Note
     Exhibit B      -       Form of Syndicated Note
     Exhibit C      -       [Intentionally Left Blank]
     Exhibit D      -       Form of Notice of Borrowing
     Exhibit E      -       Form of Bid Rate Request
     Exhibit F      -       Form of Bid Rate Quote
     Exhibit G      -       Form of Bid Rate Acceptance
     Exhibit H      -       Form of Notice of Continuation/Conversion
     Exhibit I      -       Form of Special Counsel Opinion
     Exhibit J      -       Form of General Counsel Opinion
     Exhibit K      -       Form of Assignment and Acceptance

SCHEDULES:
- ----------

     Schedule 1.1   -       Subordinated Debt
     Schedule 5.3   -       Audits
     Schedule 5.4   -       Litigation
     Schedule 5.6   -       Margin Stock
     Schedule 5.9   -       Conflicting Agreements
     Schedule 5.14  -       Labor Relations
     Schedule 5.16  -       Subsidiaries
     Schedule 7.3   -       Liens
     Schedule 7.4   -       Investments

                                CREDIT AGREEMENT
                                ----------------


     THIS CREDIT AGREEMENT, dated as of August 9, 1996, is made and entered into by and among GOLD KIST INC., a cooperative marketing association organized and existing under the laws of the State of Georgia (the "Borrower"), various banks
                                                      --------
and other lending institutions as are, or may from time to time become, parties hereto (collectively, the "Lenders" and individually, a "Lender"), and SUNTRUST
                           -------                       ------
BANK, ATLANTA (formerly known as Trust Company Bank), a Georgia banking corporation ("SunTrust"), as agent for the Lenders.
              --------


                              W I T N E S S E T H:
                              -------------------


     WHEREAS, at the request of the Borrower, the Lenders have agreed to provide certain credit facilities to the Borrower on the terms and subject to the conditions set forth herein;

     NOW, THEREFORE, in consideration of the sum of $10.00 in hand paid by the Lenders to the Borrower, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:


                                   ARTICLE 1.
                                  -----------

                                  DEFINITIONS
                                  ------------

     Section 1.1.  Definitions.  In addition to the other terms defined herein,
                   -----------
the following terms used herein shall have the meanings herein specified (to be equally applicable to both the singular and plural forms of the terms defined herein):

     "Advance" shall mean any principal amount advanced and remaining
      -------
outstanding at any time by the Lenders under (a) the Revolving Credit Commitment or (b) the 364-Day Line of Credit Com mitment.

     "Affiliate" shall mean, with respect to any Person, a Person directly or
      ---------
indirectly controlling or controlled by, or under direct or indirect common control with, such Person. A Person shall be deemed to be "controlled by" any other Person if such other Person possesses, directly or indirectly, the power
(a) to vote 10% or more of the securities having ordinary voting power for the election of directors of such Person or (b) to direct or cause the direction of the management and policies of such corporation, whether through the ownership of voting securities, by contract or otherwise. Additionally, for purposes of this Agreement, Golden Peanut and Young Pecan shall be considered Affiliates of the Borrower and its Subsidiaries notwithstanding anything else to the contrary contained herein.

     "Agent" shall mean SunTrust, as agent for the Lenders hereunder and under
      -----
the other Loan Documents, and each successor agent appointed in accordance with
Section 9.8 of this Agreement.

     "Agreement" shall mean this Credit Agreement, either as originally executed
      ---------
or as it may be from time to time supplemented, amended, restated, renewed, extended or otherwise modified.

     "AgriGolden" shall mean AgriGolden, Inc., a corporation formed under the
      ----------
laws of the State of Georgia.

     "Applicable Percentage" shall mean:
      ---------------------

      (a) with respect to the Revolving Loans, the facility fee and the commitment fee, on a per annum basis, the percentage designated below under the applicable column heading and corresponding to the ratio of Consolidated Funded Debt to Total Capital:

Consolidated Funded               Revolving   Facility   Commitment
Debt to Total Capital               Loans        Fee        Fees
- ---------------------             ----------  ---------  -----------

Less than 25%                        0.15%      0.10%       0.025%

Greater than or equal to
25% but less than 35%                0.25%     0.125%       0.025%

Greater than or equal to
35% but less than 45%               0.375%      0.15%       0.050%

Greater than or equal to 45%         0.50%      0.20%       0.075%

      (b) with respect to the 364-Day Loans, the facility fee and the commitment fee, on a per annum basis, the percentage designated below under the applicable column heading and corresponding to the ratio of Consolidated Funded Debt to Total Capital:


Consolidated Funded               364-Day   Facility   Commitment
Debt to Total Capital              Loans       Fee        Fees
- ---------------------             --------  ---------  -----------

Less than 25%                     0.175%     0.075%       0.020%

Greater than or equal to
25% but less than 35%             0.275%      0.10%       0.025%

Greater than or equal to
35% but less than 45%              0.40%     0.125%       0.035%

Greater than or equal to 45%      0.525%     0.175%       0.050%

The Applicable Percentage shall be determined quarterly (and the rate determined at that time shall apply until the next quarterly determination) based upon the ratio of Consolidated Funded Debt to Total Capital determined pursuant to the financial statements delivered to the Lenders pursuant to Section 6.1(a) or
Section 6.1(b) hereof, as the case may be, with such Applicable Percentage to be effective with respect to calculations based upon such financial statements as of the first day of the second fiscal quarter immediately following the fiscal quarter for which such financial statements are delivered; provided, however, that (i) with respect to the Revolving Loans, the Applicable Percentage from the Closing Date until October 1, 1996 shall be 0.375% for Revolving Loans, 0.15% for the facility fee, and 0.050% for the commitment fee and (ii) with respect to the 364-Day Loans, the Applicable Percentage from the Closing Date until October 1, 1996 shall be 0.40% for 364-Day Loans, 0.125% for the facility fee, and 0.035% for the commitment fee. Notwithstanding the foregoing, in the event that the financial statements required to be delivered pursuant to Section 6.1(a) and
Section 6.1(b), as applicable, and the related compliance certificate required to be delivered in connection therewith, are not delivered when due, then (x) if such financial statements and certificate are delivered after the date such financial statements and certificate were required to be delivered and the Applicable Percentage increases from that previously in effect as a result of the delivery of such financial statements, then the Applicable Percentage during the period from the date upon which such financial statements were required to be delivered until the date upon which they actually are delivered shall be the Applicable Percentage as so increased and (y) if such financial statements and certificate are delivered after the date such financial statements and certificate were required to be delivered and the Applicable Percentage decreases from that previously in effect as a result of the delivery of such financial statements, then such decrease in the Applicable Percentage shall not become applicable until the date upon which the financial statements and certificate actually are delivered.

     "Assignment and Acceptance" shall mean an assignment and acceptance
      -------------------------
agreement entered into by a Lender and an Eligible Assignee in accordance with the terms and conditions of this Agreement and substantially in the form of Exhibit K attached hereto.
- ---------

     "Base Rate" shall mean the higher of (a) the Prime Rate or (b) the Federal
      ---------                                              --
Funds Rate plus one-half of one percent (0.5%) per annum.

     "Base Rate Advance" shall mean any Advance hereunder that bears interest
      -----------------
based on the Base Rate.

     "Base Rate Borrowing" shall mean any Borrowing hereunder that bears
      -------------------
interest based on the Base Rate.

     "Bid Rate" shall mean the rate of interest per annum offered by any Lender
      --------
pursuant to the terms of Section 3.6(a)(ii) of this Agreement.

     "Bid Rate Acceptance" has the meaning set forth in Section 3.6(a)(ii) of
      -------------------
this Agreement.

     "Bid Rate Advance" shall mean any Advance hereunder that bears interest
      ----------------
based on the Bid Rate.

     "Bid Rate Loan" shall mean any Loan made by a Lender pursuant to Section
      -------------
2.2 of this Agreement.

     "Bid Rate Notes" shall mean, collectively, the promissory notes evidencing
      --------------
the Bid Rate Loans in substantially the form of Exhibit A attached hereto.
                                                ---------

     "Bid Rate Quote" has the meaning set forth in Section 3.6(a)(ii) of this
      --------------
Agreement.

     "Bid Rate Request" has the meaning set forth in Section 3.6(a)(ii) of this
      ----------------
Agreement.

     "Borrowing" shall mean the incurrence by the Borrower under any Facility of
      ---------
Advances of one Type concurrently having the same Interest Period or the continuation or conversion of an existing Borrowing or Borrowings in whole or in part.

     "Business Day" shall mean, (a) with respect to Eurodollar Borrowings, any
      ------------
day other than a Saturday or Sunday or a day on which commercial banks are required or permitted to be closed for domestic and international business, including dealings in Dollar deposits, in London, England, New York, New York, and Atlanta, Georgia and (b) with respect to all other Borrowings and as used in all other contexts, any day other than a Saturday or Sunday or a day on which commercial banks are required or permitted to be closed for business in Atlanta, Georgia or New York, New York.

     "Capital Lease" shall mean any lease or rental of real or personal property
      -------------
which, under GAAP, is or will be required to be capitalized on the balance sheet of the Borrower or any Restricted Subsidiary, taken at the amount thereof accounted for as indebtedness (net of interest expense) in accordance with such principles.

     "Carolina Golden" shall mean Carolina Golden Products Company, a general
      ---------------
partnership formed under the laws of the State of Georgia, with AgriGolden and Golden Poultry acting as general partners.

     "Closing Date" shall mean the date which this Agreement is originally
      ------------
dated.

     "Code" shall mean the Internal Revenue Code of 1986, as amended from time
      ----
to time.

     "Commitments" shall mean, at any time for any Lender, the sum of such
      -----------
Lender's (a) Revolving Credit Commitment and (b) 364-Day Line of Credit Commitment.

     "Consolidated Current Assets" shall mean the current assets of the Borrower
      ---------------------------
and its Restricted Subsidiaries, determined on a consolidated basis in accordance with GAAP.

     "Consolidated Current Liabilities" shall mean the current liabilities of
      --------------------------------
the Borrower and its Restricted Subsidiaries, determined on a consolidated basis in accordance with GAAP.

     "Consolidated Funded Debt" shall mean (a) Funded Debt of the Borrower and
      ------------------------
its Restricted Subsidiaries, plus (b) (i) 50% of the Funded Debt of Golden
                             ----
Peanut if Archer-Daniels-Midland Company is a general partner of Golden Peanut or (ii) 100% of the Funded Debt of Golden Peanut in all other cases, plus (c)
                                                                     ----
100% of the Funded Debt of Young Pecan, plus (d) the Funded Debt of any other
                                        ----
Person which (i) has been guaranteed by the Borrower or any Restricted Subsidiary or (ii) is supported by a letter of credit issued for the account of the Borrower or any Restricted Subsidiary, all consolidated in accordance with GAAP.

     "Consolidated Interest Expense" shall mean, for any period, total interest
      -----------------------------
expense for such period of the Borrower and its Restricted Subsidiaries (including without limitation, interest expense attributable to Capital Leases in accordance with GAAP, all commissions, discounts and other fees and charges owed with respect to bankers acceptance financing, and total interest expense (whether shown as interest expense or as loss and expenses on sale of receivables) under a receivables purchase facility) determined on a consolidated basis in accordance with GAAP.

     "Consolidated Lease Expense" shall mean, for any period, the total rental
      --------------------------
obligations under operating leases for such period of the Borrower and its Restricted Subsidiaries determined on a consolidated basis in accordance with GAAP.

     "Consolidated Net Earnings" shall mean consolidated gross revenues of the
      -------------------------
Borrower and its Restricted Subsidiaries before extraordinary items (but after giving effect to the credit resulting from any tax loss carry forwards) less all operating and non-operating expenses of the Borrower and its Restricted Subsidiaries including all charges of a proper character (including current and deferred taxes on income and current additions to reserves but excluding equity losses of Golden Peanut and Young Pecan, if any), but not including in gross revenues any gains (net of expenses and taxes applicable thereto) in excess of losses resulting from the sale, conversion or other disposition of capital assets (i.e., assets other than current assets), any gains resulting
                - -
from the write-up of assets, any equity of the Borrower or any Restricted Subsidiary in the unremitted earnings of any corporation which is not a Subsidiary or any earnings of any Person acquired by the Borrower or any Restricted Subsidiary through purchase, merger or consolidation or otherwise for any year prior to the year of acquisition, or any deferred credit representing the excess of equity in any Subsidiary at the date of acquisition over the cost of investment in such Subsidiary; all determined in accordance with GAAP.

     "Consolidated Net Earnings Available for Restricted Payments" shall mean an
      -----------------------------------------------------------
amount equal to the sum of (a) $30,000,000 plus (b) 50% of Consolidated Net
                                           ----
Earnings (less 100% of cumulative net losses) for the period (taken as one accounting period) commencing on July 1, 1996 and terminating at the end of the last fiscal quarter preceding the date of any proposed Restricted Payment.

     "Consolidated Net Worth" shall mean the net worth of the Borrower and its
      ----------------------
Restricted Subsidiaries, consolidated in accordance with GAAP.

     "Consolidated Total Assets" shall mean all assets of the Borrower and its
      -------------------------
Restricted Subsidiaries, consolidated in accordance with GAAP.

     "Crop Indebtedness" shall mean any Debt incurred by the Borrower, any
      -----------------
Restricted Subsidiary, Golden Peanut, Young Pecan or any other Person (if the Borrower or any Restricted Subsidiary is liable, directly or contingently, for the Debt of such Person), for the sole purpose of buying crops for resale (other than as an ingredient), as reasonably identified in good faith by the Borrower and so certified to the Agent.

     "Crop Year" shall mean the twelve month period beginning July 1 for those
      ---------
crops harvested in that period.

     "Current Debt" shall mean any indebtedness for money borrowed (including
      ------------
Crop Indebtedness, subordinated loan certificates, bankers acceptances, commodity discount loans, and notes payable and drafts accepted representing extensions of credit whether or not representing obligations for borrowed money, but excluding the current portion of Funded Debt) payable on demand or within a period of one year from the date of the creation thereof; provided that any
                                                          --------
obligation (other than Crop Indebtedness which is not Long-term Crop Indebtedness) shall be treated as Funded Debt, regardless of its term, if such obligation is renewable pursuant to the terms thereof or of a revolving credit or similar agreement effective for more than one year after the date of creation of such obligation, or may be payable out of the proceeds of a similar obligation pursuant to the terms of such obligation or of any such agreement. Any obligation secured by a Lien on, or payable out of the proceeds of production from, property of the company or any Subsidiary shall be deemed to be Funded Debt or Current Debt, as the case may be, of the Borrower or such Subsidiary even though such obligation shall not be assumed by the Borrower or such Subsidiary.

     "Debt" shall mean Funded Debt and Current Debt, as the case may be.
      ----

     "Default" shall mean any event that, with notice or lapse of time or both,
      -------
would constitute an Event of Default.

     "Dollar" and the sign "$" shall mean lawful money of the United States of
      ------                -
America.

     "EBIT" shall mean, for any period, an amount equal to (a) the sum for such
      ----
period of Consolidated Net Earnings plus, to the extent subtracted in
                                    ----
determining such Consolidated Net Earnings, provisions for taxes based on income and Consolidated Interest Expense, minus (b) any items of gain or plus any items
                                   -----                          ----
of loss, which were included in determining such Consolidated Net Earnings and were (1) not realized in the ordinary course of business or (2) the result of any sale of assets.

     "Eligible Assignee" shall mean (i) a commercial finance or asset based
      -----------------
lending institution having total assets in excess of $1,000,000,000 or any commercial finance or asset based lending Affiliate of any such Person or (ii) any Lender or any Affiliate of any Lender.

     "Environmental Laws" shall mean all federal, state, local and foreign
      ------------------
statutes and codes or regulations, rules or ordinances issued, promulgated, or approved thereunder, now or hereafter in effect (including, without limitation, those with respect to asbestos or asbestos containing material or exposure to asbestos or asbestos containing material), relating to pollution or protection of the environment and relating to public health and safety, relating to (i) emissions, discharges, releases or threatened releases of pollutants, contaminants, chemicals or industrial toxic or hazardous constituents, substances or wastes, including, without limitation, any Hazardous Substances, petroleum, including crude oil or any fraction thereof, any petroleum product or other waste, chemicals or substances regulated by any Environmental Law into the environment (including, without limitation, ambient air, surface water, ground water, land surface or subsurface strata), or (ii) the manufacture, processing, distribution, use, generation, treatment, storage, disposal, transport or handling of any Hazardous Substances, petroleum, including crude oil or any fraction thereof, any petroleum product or other waste, chemicals or substances regulated by any Environmental Law, and (iii) underground storage tanks and related piping, and emissions, discharges and releases or threatened releases therefrom, such Environmental Laws to include, without limitation, (i) the Clean Air Act (42 U.S.C. (S) 7401 et seq.), (ii) the Clean Water Act (33 U.S.C. (S)
                            ------
1251 et seq.), (iii) the Resource Conservation and Recovery Act (42 U.S.C. (S)
     ------
6901 et seq.), (iv) the Toxic Substances Control Act (15 U.S.C. (S) 2601 et
     ------                                                              --
seq.), and (v) the Comprehensive Environmental Response Compensation and Liability Act, as amended by the Superfund Amendments and Reauthorization Act (42 U.S.C. (S) 9601 et seq.).
                    ------

     "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as
      -----
amended.

     "ERISA Affiliate" shall mean any trade or business (whether incorporated or
      ---------------
unincorporated) which is a member of a group described in Section 414(c) of the Code, of which the Borrower is also a member.

     "Eurodollar Advance" shall mean any Advance hereunder which bears interest
      ------------------
based on LIBOR.

     "Eurodollar Borrowing" shall mean any Borrowing hereunder which bears
      --------------------
interest based on LIBOR.

     "Event of Default" shall have the meaning set forth in Article 8.
      ----------------

     "Facility" shall mean the credit facilities established by the Lenders
      --------
under Article 2 of this Agreement.

     "Federal Funds Rate" shall mean for any period, a fluctuating interest rate
      ------------------
per annum equal for each day during such period to the weighted average of the rates on overnight Federal funds transactions with member banks of the Federal Reserve System arranged by Federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by the Agent from three Federal funds brokers of recognized standing selected by the Agent.

     "Fee Letter" shall mean the fee letter dated as of even date herewith
      ----------
addressed by SunTrust to the Borrower.

     "Fixed Rate Advance" shall mean any Advance which is either a Eurodollar
      ------------------
Advance or a Bid Rate Advance.

     "Funded Debt" shall mean, as to any Person, and include without
      -----------
duplication:

          (a) all Indebtedness for money borrowed, including, without limitation, purchase money mortgages, leases capitalized in accordance with Financial Accounting Standards Board Statement No. 13, outstandings under asset securitization programs, conditional sales con tracts and similar title retention debt instruments (including any current maturities of such indebtedness) payable more than one year from the date of calculation thereof or which is renewable under any revolving or similar agreement, which under GAAP is shown on the balance sheet as a liability (but excluding reserves for deferred income taxes and other reserves to the extent such reserves do not constitute an obligation); and

          (b) Guarantees, endorsements (other than endorsements of negotiable instruments for collection in the ordinary course of business) and other contingent liabilities (whether direct or indirect) in connection with the obligations, stock or dividends of any other Person; and

          (c) obligations under any other contract in connection with any borrowing which, in effect, is substantially equivalent to a guarantee (other than obligations of Young Pecan and Golden Peanut which do not constitute Long-term Crop Indebtedness); and

          (d) obligations with respect to any redeemable preferred stock which is required or scheduled to be redeemed within one year from the date of calculation; and

          (e) obligations outstanding under the 364-Day Loans, to the extent that such obligations exceed eighty percent (80%) of the Borrower's inventory balance as of the date of such calculation; and

          (f) Long-term Crop Indebtedness.

Any obligation secured by a Lien on, or payable out of the proceeds of production from, property of the Borrower or any Subsidiary shall be deemed to be Funded Debt or Current Debt, as the case may be, of the Borrower or such Subsidiary even though such obligation shall not be assumed by the Borrower or such Subsidiary.

     "GAAP" shall mean generally accepted accounting principles as set forth in
      ----
statements from Auditing Standards No. 69 issued by the Auditing Standards Board of the American Institute of Certified Public Accountants as well as statements and pronouncements of the Financial Accounting Standards Board that are applicable, in each case as such principles are supplemented and amended from time to time.

     "GC Properties" shall mean GC Properties, a general partnership formed
      -------------
under the laws of the State of Georgia, with the Borrower and Cotton States Insurance Companies acting as the general partners.

     "GK Finance" shall mean GK Finance Corporation, a corporation organized and
      ----------
existing under the laws of the State of Delaware, which is a wholly-owned Subsidiary of the Borrower.

     "Golden Peanut" shall mean Golden Peanut Company, a general partnership
      -------------
formed under the laws of the State of Georgia with the Borrower, Alimenta (USA), Inc., a Florida corporation, and Archer-Daniels-Midland Company, a Delaware corporation, acting as general partners.

     "Golden Poultry" shall mean Golden Poultry Company, Inc., a corporation
      --------------
organized and existing under the laws of the State of Georgia, which is a Subsidiary of the Borrower.

     "Guaranty" shall mean any contractual obligation, contingent or otherwise,
      --------
of a Person with respect to any Indebtedness or other obligation or liability of another Person, including without limitation, any such Indebtedness, obligation or liability directly or indirectly guaranteed, endorsed, co-made or discounted or sold with recourse by that Person, or in respect of which that Person is otherwise directly or indirectly liable, including contractual obligations (contingent or otherwise) arising through any agreement to purchase, repurchase, or otherwise acquire such Indebtedness, obligation or liability or any security therefor, or any agreement to provide funds for the payment or discharge thereof (whether in the form of loans, advances, stock purchases, capital contributions or otherwise), or to maintain solvency, assets, level of income, or other financial condition, or to make any payment other than for value received. The amount of any Guaranty shall be deemed to be an amount equal to the stated or determinable amount of the primary obligation in respect of which guaranty is made or, if not so stated or determinable, the maximum reasonably anticipated liability in respect thereof (assuming such Person is required to perform thereunder) as determined by such Person in good faith.

     "Hazardous Substances" shall have the meaning assigned to that term in the
      --------------------
Comprehensive Environmental Response Compensation and Liability Act of 1980, as amended by the Superfund Amendments and Reauthorization Acts of 1986.

     "Hedging Contracts" shall mean any forward contracts, futures contracts,
      -----------------
foreign exchange contracts, currency swap agreements, interest rate exchange agreements, interest rate cap agreements, interest rate collar agreements, and other similar agreements and arrangements entered into by any Person designed to protect against fluctuations in either foreign exchange rates or interest rates.

     "Indebtedness" of any Person shall mean, without duplication (i) all
      ------------
obligations of such Person which in accordance with GAAP would be shown on the balance sheet of such Person as a liability (including, without limitation, obligations for borrowed money and for the deferred purchase price of property or services, and obligations evidenced by bonds, debentures, notes or other similar instruments); (ii) all rental obligations under leases required to be capitalized under GAAP; (iii) all Guaranties of such Person (including contingent reimbursement obligations under undrawn letters of credit); (iv) Indebtedness of others secured by any Lien upon property owned by such Person, whether or not assumed; and (v) obligations or other liabilities under Hedging Contracts, or similar agreements or combinations thereof which are disclosed as liabilities on the balance sheet of such Person in accordance with GAAP.

     "Indemnitee" has the meaning set forth in Section 10.4 of this Agreement.
      ----------

     "Interest Period" shall mean, (a) with respect to any Eurodollar Borrowing,
      ---------------
a period of 1, 2, 3 or 6 months, or (b) with respect to any Bid Rate Borrowing, such periods of time (expressed in days) which are agreed upon between the Borrower and the Lender(s) providing the relevant Loan(s), as the Borrower may elect as provided in this Agreement; provided, that (i) the first day of an
                                     --------  ----
Interest Period must be a Business Day, (ii) any Interest Period that would otherwise end on a day that is not a Business Day shall be extended to the next succeeding Business Day, unless such Business Day falls in the next calendar month, in which case the Interest Period shall end on the next preceding Business Day, (iii) any Interest Period in respect of a Eurodollar Borrowing which begins on a day for which there is no numerically corresponding day in the calender month at the end of such Interest Period shall expire on the last Business Day of such calender month and (iv) the Borrower may not elect an Interest Period which would extend beyond the Maturity Date which relates to the Commitment under which the Borrower is borrowing.

     "LIBOR" shall mean, with respect to any Interest Period, for any Eurodollar
      -----
Advances, the rate per annum equal to the sum of the rate obtained by dividing

(a) the offered rate for deposits for a period comparable to the Interest Period and in an amount comparable to the Agent's portion of such Eurodollar Advances, appearing on Telerate Page 3750 as of 11:00 A.M. (London, England time) on the day that is two Business Days prior to the first day of the Interest Period by
(b) a percentage equal to 1 minus the then stated maximum rate (stated as a
                            -----
decimal) of all reserve requirements (including, without limitation, any marginal, emergency, supplemental, special or other reserves) applicable to any member bank of the Federal Reserve System in respect of Eurocurrency liabilities as defined in Regulation D (or against any successor category of liabilities as defined in Regulation D). If the foregoing rate is unavailable from Telerate for any reason, then such rate shall be determined by the Agent from any other interest rate reporting service of recognized standing designated in writing by the Agent to the Borrower and the other Lenders. If two or more rates appear on such Telerate page, then the rate per annum for that Interest Period shall be the arithmetic average of such rates. In any case, such rate shall be rounded, if necessary, to the next higher 1/16 of one percent if the rate is not such a multiple.

     "Lien" shall mean any mortgage, pledge, security interest, encumbrance,
      ----
lien or charge of any kind (including any written agreement to give any of the foregoing, any conditional sale or other title retention agreement, any lease in the nature thereof, and the filing of or agreement to give any financing statement under the Uniform Commercial Code of any jurisdiction).

     "Loan Documents" shall mean and include, as the context requires, this
      --------------
Agreement, the Notes and any and all other instruments, agreements, documents and writings contemplated hereby or executed in connection herewith.

     "Loans" shall mean, collectively, the Syndicated Loans and the Bid Rate
      -----
Loans.

     "Long-term Crop Indebtedness" shall mean (a) whenever the Old Crop
      ---------------------------
Inventory Percentage is greater than 5% at the end of any calendar quarter, the Modified Old Crop Inventory Percentage multiplied by the amount of Crop
                                       ----------
Indebtedness, or (b) whenever the Old Crop Inventory Percentage is less than 5%, zero.

     "Material Adverse Effect" shall mean any material adverse change in (i) the
      -----------------------
business, results of operations, financial condition, assets or prospects of the Borrower and the Subsidiaries, taken as a whole, or (ii) the ability of Borrower or the Subsidiaries to perform their obligations under this Agreement.

     "Maturity Date" shall mean, as the context requires, any or all of (a) the
      -------------
Revolving Loan Maturity Date, (b) the 364-Day Loan Maturity Date or (c) the maturity date of a Bid Rate Loan.

     "Modified Old Crop Inventory Percentage" shall mean for any particular Crop
      --------------------------------------
Year the value of either the peanut or pecan crop, as applicable, remaining in the inventory of the Borrower, any Restricted Subsidiary, Golden Peanut or Young Pecan at the end of the Peanut Sale Cycle or the Pecan Sale Cycle for that particular Crop Year divided by the total inventory value for either peanuts or
                     ----------
pecans, expressed as a percentage.

     "Multiemployer Plan" shall mean any Plan which is a "multiemployer plan"
      ------------------
(as such term is defined in Section 4001 of ERISA).

     "1995 Credit Agreement" shall mean that certain Credit Agreement, dated as
      ---------------------
of June 30, 1995, by and among the Borrower, the Agent, SunTrust, CoBank, Wachovia Bank of Georgia, N.A., Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A., "Rabobank Nederland", New York Branch and DG Bank Deutsche Genossenschaftsbank Cayman Islands Branch, as from time to time supplemented, modified or amended.

     "Notes" shall mean, collectively, the Syndicated Notes and the Bid Rate
      -----
Notes, either as originally executed or as any of them may be from time to time supplemented, modified, amended, renewed or extended, and shall not be deemed to include any notes of the Borrower or any Subsidiary issued other than pursuant to this Agreement.

     "Notice of Borrowing" has the meaning set forth in Section 3.6(a)(i) of
      -------------------
this Agreement.

     "Notice of Continuation/Conversion" has the meaning set forth in Section
      ---------------------------------
3.6(b) of this Agreement.

     "Officer's Certificate" shall mean a certificate signed in the name of the
      ---------------------
Borrower by its President, one of its Vice Presidents or its Treasurer.

     "Old Crop Inventory Percentage" shall mean for any particular Crop Year the
      -----------------------------
value of either the peanut or pecan crop, as applicable, remaining in the inventory of the Borrower, any Restricted Subsidiary, Golden Peanut or Young Pecan at the end of the Peanut Sale Cycle or the Pecan Sale Cycle for that particular Crop Year divided by the total cost of procuring those crops,
                     ------- --
expressed as a percentage.

     "Payment Office" shall mean with respect to any payment of principal,
      --------------
interest, fees or other amounts relating to any Loans, the office specified as the "Payment Office" for the Agent and each Lender on the respective signature pages of the Agent and the Lenders, or such other location as to which the Agent or any Lender shall have given written notice to the Borrower.

     "PBGC" shall mean the Pension Benefit Guaranty Corporation.
      ----

     "Peanut Sale Cycle" shall mean the period of time from September 1 of any
      -----------------
Crop Year to the last Business Day of January in the year which is two years after such Crop Year.

     "Pecan Sale Cycle" shall mean the period of time from October 1 of any Crop
      ----------------
Year to the last Business Day of January in the year which is two years after such Crop Year.

     "Person" shall mean and include an individual, a partnership, a joint
      ------
venture, a corporation, a trust, an unincorporated organization, a government or any department or agency thereof and any other entity whatsoever.

     "Plan" shall mean an "employee pension benefit plan" (as defined in Section
      ----
3 of ERISA), which is or has been established or maintained, or to which contributions are or have been made, by the Borrower, any Subsidiary, or any ERISA Affiliate.

     "Prime Rate" shall mean the per annum rate of interest designated from time
      ----------
to time by SunTrust to be its prime rate, with any change in the rate of interest resulting from a change in the Prime Rate to be effective as of the opening of business of SunTrust on the day of such change; provided, however,
                                                           --------  -------
that the Prime Rate is a reference rate and does not necessarily represent the lowest or best rate charged to customers and that SunTrust may make loans at a rate of interest at, above or below the Prime Rate.

     "Pro Rata Share" shall mean, with respect to each of the Commitments of
      --------------
each Lender, each Syndicated Loan to be made by, and each payment (including, without limitation, any payment of principal, interest or fees) to be made to each Lender with respect to the Syndicated Loans, the percentage designated as such Lender's Pro Rata Share of such Commitments, such Loans or such payments, as applicable, set forth under the name of such Lender on the respective signature page for such Lender, in each case as such Pro Rata Share may change from time to time as a result of assignments or amendments made pursuant to this Agreement, and shall mean, with respect to each of the Bid Rate Loans (including, without limitation, any payment of principal, interest or fees), the percentage of each of the Lenders participating in such Loan determined by dividing the amount of such Lender's Bid Rate Advance relating thereto by the total amount of such Bid Rate Loan.

     "Prudential Indebtedness" shall mean all of the indebtedness (whether now
      -----------------------
in existence or arising in the future) between Pruco Life Insurance Company and/or The Prudential Insurance Company of America, as lenders, and the Borrower, as borrower.

     "Reportable Event" shall mean an event described in Section 4043(b) of
      ----------------
ERISA with respect to which the 30-day notice requirement has not been waived by the PBGC.

     "Required Lenders" shall mean, at any time, any Lender or group of Lenders
      ----------------
holding at least 66 2/3% of the sum of the Commitments, whether or not advanced.

     "Restricted Payments" has the meaning set forth in Section 7.2 of this
      -------------------
Agreement.

     "Restricted Subsidiaries" shall mean all of the Borrower's Subsidiaries
      -----------------------
except Golden Poultry; provided, however, that if the Borrower acquires all of the remaining outstanding common stock of Golden Poultry, then Golden Poultry shall be deemed to be a Restricted Subsidiary.

     "Revolving Credit Commitment" shall mean, at any time for any Lender, the
      ---------------------------
amount set forth opposite such Lender's name on the signature pages hereof under the heading "Revolving Credit Commitment", as the same may be increased or decreased from time to time as a result of any reduction thereof pursuant to
Section 3.3 or Section 3.6(a)(ii) of this Agreement, any assignment thereof pursuant to Section 10.6 of this Agreement or any amendment thereof pursuant to
Section 10.2 of this Agreement.

     "Revolving Loan Maturity Date" shall mean the fifth anniversary of the
      ----------------------------
Closing Date or such later date as provided for in Section 3.4(a) of this Agreement.

     "Revolving Loans" shall mean, collectively, the revolving credit loans made
      ---------------
to the Borrower by the Lenders pursuant to Section 2.1(a) of this Agreement.

     "Shareholders' Equity" shall mean, with respect to any Person as at any
      --------------------
date of determination, shareholders' equity of such Person determined on a consolidated basis in conformity with GAAP.

     "Subordinated Debt" shall mean all Indebtedness for money borrowed wherein
      -----------------
the principal and premium, if any, and interest is subordinated and junior in right of payment to the prior payment in full of all other Indebtedness of the Borrower for money borrowed except other Subordinated Debt including, but not limited to, the Subordinated Capital Certificates of Interest, Subordinated Loan Certificates, Subordinated Large Denomination Loan Certificates, and 5% Cumulative Preferred Capital Certificates of Interest, issued by the Borrower, an example of whose subordination provisions is annexed hereto as Schedule 1.1.
                                                                  ------------

     "Subsidiary", of any Person, shall mean any other Person at least a
      ----------
majority of the Voting Stock of which shall, at the time as of which any determination is being made, be owned by the Borrower either directly or through Subsidiaries.

     "SunTrust" has the meaning set forth in the preamble of this Agreement.
      --------

     "Syndicated Loan" shall mean any Loan made by a Lender pursuant to Section
      ---------------
2.1 of this Agreement.

     "Syndicated Notes" shall mean, collectively, the promissory notes
      ----------------
evidencing the Syndicated Loans in substantially the form of Exhibit B attached
                                                             ---------
hereto.

     "Taxes" shall mean any present or future taxes, levies, imposts, duties,
      -----
fees, assessments, deductions, withholdings or other charges of whatever nature, including without limitation, income, receipts, excise, property, sales, transfer, license, payroll, withholding, social security and franchise taxes now or hereafter imposed or levied by the United States, or any state, local or foreign government or by any department, agency or other political subdivision or taxing authority thereof or therein and all interest, penalties, additions to tax and similar liabilities with respect thereto.

     "364-Day Line of Credit Commitment" shall mean, at any time for any Lender,
      ---------------------------------
the amount set forth opposite such Lender's name on the signature pages hereof under the heading "364-Day Line of Credit Commitment", as the same may be increased or decreased from time to time as a result of any reduction thereof pursuant to Section 3.3 or Section 3.6(a)(ii) of this Agreement, any assignment thereof pursuant to Section 10.6 of this Agreement or any amendment thereof pursuant to Section 10.2 of this Agreement.

     "364-Day Loan Maturity Date" shall mean the date which is two days prior to
      --------------------------
the first anniversary of the Closing Date or such later date as provided for in
Section 3.4(b) of this Agreement.

     "364-Day Loans" shall mean, collectively, the revolving credit loans made
      -------------
to the Borrower by the Lenders pursuant to Section 2.1(b) of this Agreement.

     "Total Capital" shall mean the sum of Funded Debt and Shareholders' Equity.
      -------------

     "Type" shall mean, with respect to a Borrowing, a Borrowing consisting of
      ----
Base Rate Advances, Eurodollar Advances or Bid Rate Advances.

     "Voting Stock" shall mean, with respect to any Person, any shares of stock
      ------------
or other form of ownership interest of such Person having general voting power under ordinary circumstances to elect a majority of the Board of Directors of such Person (irrespective of whether or not at the time stock of any other class or classes shall have or might have voting power by reason of the happening of any contingency).

     "Young Pecan" shall mean Young Pecan Company, a general partnership formed
      -----------
under the laws of the State of South Carolina with GK Pecans, Inc. and Y Pecans, Inc., a South Carolina corpo ration, as general partners.

      Section 1.2.  Accounting Terms.  All accounting terms not specifically
                    ----------------
defined herein shall have the meanings generally attributed to them under GAAP applied on a basis consistent with the financial statements identified in
Section 5.2 and the income and expense statements, the balance sheet and the statements of income and cash flow furnished to the Agent pursuant to Section 6.1.

      Section 1.3.  Use of Defined Terms.  All defined terms used in the plural
                    --------------------
preceded by the definite article shall be taken to encompass all members of the relevant class. Any defined term used in the singular preceded by "any" shall be taken to indicate any number of the members of the relevant class.

                                   ARTICLE 2.
                                  -----------

                                CREDIT FACILITIES
                               ------------------

          Section 2.1.  Syndicated Loans.
                        ----------------

          (a)  Revolving Credit Commitment.  Subject to and upon the terms and
               ---------------------------
conditions herein set forth, each Lender severally establishes in favor of the Borrower from the period beginning on the Closing Date up to but excluding the Revolving Loan Maturity Date, its Revolving Credit Commitment. Each Lender, subject to and upon the terms and conditions set forth herein, from time to time, agrees to make to the Borrower Revolving Loans in an aggregate amount outstanding at any time not to exceed such Lender's Revolving Credit Commitment. Subject to the terms and conditions contained in this Agreement, the Borrower shall be entitled to borrow, repay and reborrow Revolving Loans; provided,
                                                                 --------
however, that the Borrower may neither borrow nor reborrow should there exist a
- -------
Default or an Event of Default. Additionally, each Revolving Loan shall be in an aggregate amount of $1,000,000 or integral multiples of $100,000 in excess thereof.

          (b)  364-Day Line of Credit Commitment.  Subject to and upon the terms
               ---------------------------------
and conditions herein set forth, each Lender severally establishes in favor of the Borrower from the period beginning on the Closing Date up to but excluding the 364-Day Loan Maturity Date, its 364-Day Line of Credit Commitment. Each Lender, subject to and upon the terms and conditions set forth herein, from time to time, agrees to make to the Borrower 364-Day Loans in an aggregate amount outstanding at any time not to exceed such Lender's 364-Day Line of Credit Commitment. Subject to the terms and conditions contained in this Agreement, the Borrower shall be entitled to borrow, repay and reborrow 364-Day Loans; provided, however, that the Borrower may neither borrow nor reborrow should
- --------  -------
there exist a Default or an Event of Default. Additionally, each 364-Day Loan shall be in an aggregate amount of $1,000,000 or integral multiples of $100,000 in excess thereof.

          Section 2.2.  Bid Rate Loans.  At any time prior to the termination of
                        --------------
all of the Commitments the Borrower may request that the Lenders make offers to provide Bid Rate Loans, provided, however, that no Lender may offer to provide
                        --------  -------
Bid Rate Loans in excess of the aggregate unused Revolving Credit Commitments or 364-Day Line of Credit Commitments hereunder, as applicable. The Lenders may, but shall have no obligation to, make such offers and the Borrower may, but shall have no obligation to, accept any such offers all as provided for in
Section 3.6 of this Agreement; provided, however, that the Borrower may not
                               --------  -------
request any Bid Rate Loans should there exist a Default or an Event of Default. Additionally, each Bid Rate Loan shall be in an aggregate amount of $1,000,000 or integral multiples of $100,000 in excess thereof. As of the Closing Date, any Bid Rate Loans outstanding under the 1995 Credit Agreement shall be deemed to be Bid Rate Loans outstanding under this Agreement.

                                   ARTICLE 3.
                                  -----------

                               GENERAL LOAN TERMS
                              -------------------

          Section 3.1.  Notes; Repayment of Principal.
                        -----------------------------

          (a) The Borrower's obligations to pay the principal of, and interest on, (i) the Syndicated Loans to each Lender shall be evidenced by the records of the Agent and such Lender and by Syndicated Notes payable to such Lender and
(ii) the Bid Rate Loans to each Lender shall be evi denced by the records of the Agent and such Lender and by a Bid Rate Note payable to such Lender.

          (b) All outstanding principal amounts under the Loans shall be due and payable in full on the earlier of (i) the applicable Maturity Date or (ii) an earlier date if the Loans are accelerated in accordance with the terms and conditions of Article 8 of this Agreement.

          Section 3.2.  Amount Limitations.  Notwithstanding any other term of
                        ------------------
this Agreement or any other Loan Document to the contrary, at no time may:

          (a) the aggregate amount of all outstanding Revolving Loans and Bid Rate Loans advanced under the Revolving Credit Commitments exceed the aggregate amount of the Revolving Credit Commitments; or

          (b) the aggregate amount of all outstanding 364-Day Loans and Bid Rate Loans advanced under the 364-Day Line of Credit Commitments exceed the aggregate amount of the 364-Day Line of Credit Commitments; or

          (c) the aggregate of (i) all Bid Rate Loans and (ii) all Syndicated Loans exceed the aggregate amount of the Commitments outstanding at that time.

          Section 3.3.  Reduction of Commitments.
                        ------------------------

          (a) Upon at least three Business Days' prior written notice to the Agent, the Borrower shall have the right, without premium or penalty, to terminate the Commitments, in part or in whole, provided that (i) any such termination shall apply to proportionately and permanently reduce the Commitments of each of the Lenders, (ii) any partial termination pursuant to this Section 3.3 shall be in an amount of at least $5,000,000 and integral multiples of $1,000,000 in excess thereof, and (iii) no such reduction shall be permitted without payment of all costs required to be paid hereunder with respect to a prepayment.

          (b) If the aggregate outstanding amount of the Loans exceeds the amount of the Commitments as so reduced, or if any of the limits in Section 3.2 are exceeded, the Borrower shall immediately repay the Loans by an amount equal to such excess, together with all accrued but unpaid interest on such excess amount and any amounts due under Section 3.16 of this Agreement.

          Section 3.4.  Extension of Revolving Loan Maturity Date and 364-Day
                        -----------------------------------------------------
Loan Maturity Date.
- ------------------

          (a) At any time prior to the date which is 90 days before either the first or second anniversary of the Closing Date but not earlier than the day which is 120 days before such date, the Borrower may request that the Lenders extend the Revolving Loan Maturity Date for one additional year by giving written notice to the Agent. Within three Business Days from the Agent's receipt of such notice from the Borrower, the Agent shall notify each Lender of the requested extension. Within 45 days after receipt of notice from the Agent, each Lender shall notify the Agent of its decision with respect to such extension (which decision is at the option of the Lenders in their sole and absolute discretion); provided that any failure by a Lender to give such notice
                      --------
shall be deemed to constitute an election by such Lender not to extend the Revolving Loan Maturity Date. Not less than 30 days prior to the applicable anniversary of the Closing Date, the Agent shall notify the Borrower of the decision of the Lenders with respect to such extension. If all of the Lenders agree to an extension then the Revolving Loan Maturity Date shall be extended by an additional year, provided, however, that notwithstanding anything else
                    --------  -------
contained in this Agreement to the contrary, the Revolving Loan Maturity Date may only be extended for a total of two additional one year periods. If any Lender elects not to extend the Revolving Loan Maturity Date, then either (i) the Revolving Loan Maturity Date shall not be extended and the Revolving Credit Commitments shall expire on the Revolving Loan Maturity Date or (ii) such Lender may assign its rights and obligations under this Agreement and under such Lender's Revolving Credit Note to an Eligible Assignee approved in writing by the Borrower (so long as no Default or Event of Default exists hereunder) and by the Agent. Notwithstanding anything to the contrary contained in the foregoing part of this Section 3.4(a), the Lenders shall have no obligation to extend the Revolving Loan Maturity Date and may extend the Revolving Loan Maturity Date on such terms and conditions as the Lenders shall, in their sole and absolute discretion, determine.

          (b) At any time prior to the date which is 90 days before any anniversary of the Closing Date but not earlier than the day which is 120 days before such date, the Borrower may request that the Lenders extend the 364-Day Loan Maturity Date for an additional 364 days by giving written notice to the Agent. Within three Business Days from the Agent's receipt of such notice from the Borrower, the Agent shall notify each Lender of the requested extension. Within 45 days after receipt of notice from the Agent, each Lender shall notify the Agent of its decision with respect to such extension (which decision is at the option of the Lenders in their sole and absolute discretion); provided that
                                                                  --------
any failure by a Lender to give such notice shall be deemed to constitute an election by such Lender not to extend the 364-Day Loan Maturity Date. Not less than 30 days prior to the applicable anniversary of the Closing Date, the Agent shall notify the Borrower of the decision of the Lenders with respect to such extension. If all of the Lenders agree to an extension then the 364-Day Loan Maturity Date shall be extended by an additional 364 days. If any Lender elects not to extend the 364-Day Loan Maturity Date, then either (i) the 364-Day Loan Maturity Date shall not be extended and the 364-Day Line of Credit Commitments shall expire on the 364-Day Loan Maturity Date or (ii) such Lender may assign its rights and obligations under this Agreement and under such Lender's 364-Day Line of Credit Note to an Eligible Assignee approved in writing by the Borrower (so long as no Default or Event of Default exists hereunder) and by the Agent. Notwithstanding anything to the contrary contained in the foregoing part of this Section 3.4(b), the Lenders shall have no obligation to extend the 364-Day Loan Maturity Date and may extend the 364-Day Loan Maturity Date on such terms and conditions as the Lenders shall, in their sole and absolute discretion, determine.

          Section 3.5.  Interest Rates and Interest Periods.  Each Syndicated
                        -----------------------------------
Loan shall, at the option of the Borrower, be made or continued as, or converted into, part of one or more Borrowings that shall consist entirely of Base Rate Advances or Eurodollar Advances.

          Section 3.6.  Funding Notices.
                        ---------------

          (a) (i) Whenever the Borrower desires to make a Base Rate Borrowing or a Eurodollar Rate Borrowing (other than one resulting from a continuation or conversion pursuant to Section 3.6(b)), it shall give the Agent prior written notice (or telephonic notice promptly confirmed in writing) of such Borrowing (a "Notice of Borrowing"), such Notice of Borrowing to be given prior to 11:00 A.M.
 -------------------
(Atlanta, Georgia time) (x) one Business Day prior to the requested date of such Borrowing in the case of Base Rate Advances, and (y) three Business Days prior to the requested date of such Borrowing in the case of Eurodollar Advances. Notices received after 11:00 A.M. (Atlanta, Georgia time) shall be deemed received on the next Business Day. Each Notice of Borrow ing shall be irrevocable, shall be substantially in the form of Exhibit D attached to this
                                                   ---------
Agreement, and shall specify (A) the aggregate principal amount of the Borrowing, (B) the date of Borrowing (which shall be a Business Day), (C) whether the Borrowing is to consist of Base Rate Advances or Eurodollar Advances and, in the case of Eurodollar Advances, the Interest Period to be applicable thereto, and (D) whether the Borrowing is to be advanced under the Revolving Loan Commitment or the 364-Day Loan Commitment (or a combination thereof).

          (ii) Whenever the Borrower desires to make a Bid Rate Borrowing, it shall give the Agent and each Lender notice that the Lenders are requested to provide informational quotes on Bid Rates (a "Bid Rate Request"), such Bid Rate
                                              ----------------
Request must be given prior to 10:00 A.M. (Atlanta, Georgia time) on the requested date of such Borrowing. The Borrower shall not give more than three
(3) Bid Rate Requests in any one calender week. Notices received after 10:00 A.M. (Atlanta, Georgia time) shall be deemed received on the next Business Day. Each Bid Rate Request shall be substantially in the form of Exhibit E attached
                                                            ---------
to this Agreement, and shall specify (A) the aggregate principal amount requested, (B) the date of the Borrowing (which shall be a Business Day), (C) the relevant Interest Periods (which shall not exceed 10 in a single Bid Rate Request), and (D) whether the Borrowing is to be advanced under the Revolving Credit Commitment or the 364-Day Line of Credit Commitment (or a combination thereof). Each Lender in its discretion may, but shall not be obligated to, submit quotes to the Borrower in connection with such request; provided however,
                                                               ----------------
that notwithstanding anything to the contrary contained in this Agreement no Lender may submit a quote to make a Loan in excess of the aggregate unutilized Commitments hereunder. No later than 11:00 A.M. (Atlanta, Georgia time) on the date of the requested Borrowing, any Lender which desires to submit quotes to the Borrower in connection with a Bid Rate Request must provide the Borrower with a written bid in substantially the form of Exhibit F attached to this
                                                ---------

Agreement which shall specify (x) the amount of principal offered, (y) the rate of interest (expressed on a per annum basis) and (z) the Interest Period (a "Bid
                                                                             ---
Rate Quote").  The Borrower shall then be entitled, in its sole discretion, to
- ----------
elect to incur all or any part of the Bid Rate Loan offered by any one of the Lenders in its Bid Rate Quote. No later than 1:00 P.M. (Atlanta, Georgia time) on the date of a requested Borrowing, the Borrower shall provide the Agent and each Lender which submitted a Bid Rate Quote with a notice indicating which Bid Rate Quote, if any, it desires to accept in substantially the form of Exhibit G
                                                                      ---------
attached to this Agreement (a "Bid Rate Acceptance").  If the Borrower does not
                               -------------------
submit a Bid Rate Acceptance by the deadline of 1:00 P.M. (Atlanta, Georgia time), it shall be deemed to have rejected all of the Bid Rate Quotes. The Bid Rate Loan incurred by the Borrower in connection with such a request for quotes shall not exceed (i) the then aggregate unutilized Commitments hereunder, or
(ii) the amount bid by the Lender in connection with such Lender's Bid Rate Quote. Immediately upon the incurrence of a Bid Rate Loan, each Lender's Revolving Credit Commitment or 364-Day Line of Credit Commitment hereunder, as applicable, shall be deemed to be reduced by such Lender's Pro Rata Share of the amount of such Bid Rate Loan.

          (b) At the end of an Interest Period, if the Borrower desires to continue outstanding a Borrowing consisting of Eurodollar Advances for a new Interest Period or to convert a Borrowing consisting of Bid Rate Advances to Eurodollar Advances, it shall give the Agent at least three Business Days' prior written notice of each such Borrowing to be continued or converted as Eurodollar Advances. Such notice (a "Notice of Continuation/Conversion") shall be given to
                           ---------------------------------
the Agent prior to 11:00 A.M. (Atlanta, Georgia time) on the date specified. Each such Notice of Continuation/Conversion shall be irrevocable, shall be in the form of Exhibit H attached to this Agreement, and shall specify (i) the
            ---------
aggregate principal amount of the Advances to be continued or converted, (ii) the date of such continuation or conversion, (iii) the specific Advances to be continued or converted, and (iv) the Interest Period applicable thereto. If, upon the expiration of any Interest Period in respect of any Borrowing, the Borrower shall have failed to deliver a Notice of Continuation/Conversion (or a Notice of Continuation/Conversion was incomplete), then the Borrower shall be deemed to have elected to convert such Borrowing to a Borrowing consisting of Base Rate Advances. So long as the Borrower has knowledge that any Default or Event of Default shall have occurred and be continuing, no Borrowing may be continued as or converted to (upon expiration of the current Interest Period) Eurodollar Advances unless the Agent and each of the Lenders shall have otherwise consented in writing. If the Borrower has complied with the terms of this subsection (b) then the Advances identified in the Notice of Continuation/Conversion shall be continued or converted at the applicable interest rate based on LIBOR for the relevant Interest Period.

          (c) The Borrower may at any time convert a Base Rate Borrowing to a Eurodollar Borrowing; provided, however, that the Borrower shall give the Agent
                      --------  -------
a Notice of Continuation/Conversion three Business Days prior to such a conversion. In each case such Notice of Continuation/Conversion shall specify the Interest Period selected by the Borrower for such Borrowing and the specific Advances to be converted.

          (d) Without in any way limiting the Borrower's obligation to confirm in writing any telephonic notice, the Agent and the Lenders may act without liability upon the basis of telephonic notice believed by the Agent or the Lender in good faith to be from the Borrower prior to receipt of written confirmation. In each such case, the Borrower hereby waives the right to dispute the Agent's and the Lender's record of the terms of such telephonic notice.

          (e) The Agent shall promptly give each Lender notice by telephone (confirmed in writing) or by telecopy or facsimile transmission of the matters covered by the notices given to the Agent pursuant to this Section 3.6.

          Section 3.7.  Disbursement of Funds.
                        ---------------------

          (a) With respect to any Syndicated Loan, no later than 12:00 Noon (Atlanta, Georgia time) on the date of each Borrowing pursuant to the Commitments (other than one resulting from a continuation or conversion pursuant to Section 3.6(b) or (c)), each Lender will make available its Pro Rata Share of the amount of such Borrowing in immediately available funds at the Payment Office of the Agent. The Agent will make available to the Borrower the aggregate of the amounts (if any) so made available by the Lenders to the Agent in a timely manner by crediting such amounts to the Borrower's demand deposit account maintained with the Agent or at the Borrower's option, by effecting a wire transfer of such amounts to the Borrower's account specified by the Borrower, by the close of business on such Business Day. In the event that the Lenders do not make such amounts available to the Agent by the time prescribed above, but such amount is received later that day, such amount may be credited to the Borrower in the manner described in the preceding sentence on the next Business Day (with interest on such amount to begin accruing hereunder on such next Business Day).

          (b) With respect to any Bid Rate Loan, no later than 2:30 P.M. (Atlanta, Georgia time) on the date of each Bid Rate Loan, each Lender participating in such Bid Rate Loan will make available to the Borrower such Lender's share of the amount of such Bid Rate Loan in immediately available funds by effecting a wire transfer of such amounts to the Borrower's account specified by the Borrower no later than the close of business on such Business Day.

          (c) Unless the Agent shall have been notified by any Lender prior to the date of a Borrowing which constitutes a Syndicated Loan that such Lender does not intend to make available to the Agent such Lender's portion of the Borrowing which constitutes a Syndicated Loan to be made on such date, the Agent may assume that such Lender has made such amount available to the Agent on such date and the Agent may make available to the Borrower a corresponding amount.
If such corresponding amount is not in fact made available to the Agent by such Lender on the date of such Borrowing, the Agent shall be entitled to recover such corresponding amount on demand from such Lender together with interest at the Federal Funds Rate. If such Lender does not pay such corresponding amount forthwith upon the Agent's demand therefor, the Agent shall promptly notify the Borrower, and the Borrower shall immediately pay such corresponding amount to the Agent together with interest at the rate specified for the Borrowing which includes such amount paid and any amounts due under Section 3.16 hereof. Nothing in this subsection shall be deemed to relieve any Lender from its obligation to fund its Commitments or its Bid Rate Advances hereunder or to prejudice any rights which the Borrower may have against any Lender as a result of any default by such Lender hereunder.

          (d) All Base Rate Borrowings and all Eurodollar Borrowings under the Commitments shall be loaned by the Lenders on the basis of their Pro Rata Share of the relevant Commitments. No Lender shall be responsible for any default by any other Lender in its obligations hereunder, and each Lender shall be obligated to make the Loans provided to be made by it hereunder, regardless of the failure of any other Lender to fund its Commitment or its Bid Rate Advances hereunder.

          Section 3.8.  Interest.
                        --------

          (a) The Borrower agrees to pay interest in respect of all unpaid principal amounts of the Syndicated Loans from the respective dates such principal amounts were advanced to maturity (whether by acceleration, notice of prepayment or otherwise) at rates per annum (on the basis of a 360-day year) equal to the applicable rates indicated below:

             (i) For Base Rate Advances--The Base Rate in effect from time to time; and

             (ii) For Eurodollar Advances--LIBOR plus the Applicable Percentage
                                                 ----
          during the applicable Interest Period.

          (b) The Borrower agrees to pay interest in respect of all unpaid principal amounts of the Bid Rate Loans made to the Borrower from the respective dates such principal amounts were advanced to maturity (whether by acceleration, notice of prepayment or otherwise) at times and at rates per annum equal to the applicable rates agreed upon between the Borrower and the respective Lender and evidenced by the Bid Rate Acceptance.

          (c) Overdue principal and, to the extent not prohibited by applicable law, overdue interest, in respect of any Loans and all other overdue amounts owing hereunder, shall bear interest from each date that such amounts are overdue:

             (i) in the case of overdue principal and interest with respect to all Loans outstanding as Fixed Rate Advances, at the rate otherwise applicable for the then-current Interest Period plus an additional two percent (2.0%) per annum; thereafter at the rate in effect for Base Rate Advances plus an additional two percent (2.0%) per annum; and
                       ----

             (ii) in the case of overdue principal and interest with respect to all other Loans outstanding as Base Rate Advances, and all other obligations hereunder, at a rate equal to the applicable Base Rate plus
                                                                            ----
         an additional two percent (2.0%) per annum;

provided that no Loan shall bear interest after maturity (whether by non-payment
- --------
at scheduled due date, acceleration, notice of prepayment or otherwise) at a rate per annum less than two percent (2.0%) per annum in excess of the rate of interest applicable thereto at maturity.

     (d) Interest on each Loan shall accrue from and including the date of such Loan to but excluding the date of any repayment thereof; provided that, if a
                                                         --------
Loan is repaid on the same day made, one day's interest shall be paid on such Loan. Interest on all outstanding Base Rate Advances shall be payable quarterly in arrears on the last calendar day of each calendar quarter in each year. Interest on all outstanding Eurodollar Advances and Bid Rate Advances shall be payable on the last day of each Interest Period applicable thereto, and, in the case of any Interest Period in excess of 90 days (in the case of Bid Rate Advances) or three months (in the case of Eurodollar Advances), on each day which occurs every 90 days or 3 months, as the case may be, after the initial date of such Interest Period. Interest on all Loans shall be payable on any conversion of any Advances comprising such Loans into Advances of another type, prepayment (on the amount prepaid), at maturity (whether by acceleration, notice of prepayment or otherwise) and, after maturity, on demand.

     (e) The Agent, upon determining LIBOR for any Interest Period, shall promptly notify the Borrower and the other Lenders. Any such determination shall, absent manifest error, be final, conclusive and binding for all purposes. A Lender submitting a Bid Rate Quote has no obligation to notify any other Lender (except the Agent) of the interest rates charged to the Borrower.

      Section 3.9.  Fees.
                    ----

     (a) The Borrower shall pay the Agent, for the account of and distribution of the respective Pro Rata Share to each Lender, a facility fee as follows:

         (i) with respect to the Revolving Credit Commitment, an amount equal to the Applicable Percentage multiplied by the Revolving Credit Commitment; and

         (ii) with respect to the 364-Day Line of Credit Commitment, an amount equal to the Applicable Percentage multiplied by the 364-Day Line of Credit Commitment.

     (b) The Borrower shall pay the Agent, for the account of and distribution of the respective Pro Rata Share to each Lender, a commitment fee, with respect to the Commitments, in an amount equal to (i) the Applicable Percentage multiplied by the average daily unused portion of the Revolving Loan Commitment
- -------------
plus (ii) the Applicable Percentage multiplied by the average daily unused
- ----                                -------------
portion of the 364-Day Line of Credit Commitment.

     (c) The Borrower shall pay the Agent the fees outlined in the Fee Letter.

     (d) All fees described in this Agreement, including, without limitation, the fees described in this Section 3.9, shall be payable in arrears on the last day of each fiscal quarter, except for the fees described in the Fee Letter which shall be payable in accordance with the terms described therein.

     Section 3.10.  Voluntary Prepayments of Borrowings.
                    -----------------------------------

     (a) The Borrower may, at its option, prepay Borrowings in whole or in part, in amounts aggregating $1,000,000 or any greater amount in integral multiples of $100,000. Those Borrowings may be prepaid by paying the principal amount to be prepaid, together with interest accrued and unpaid thereon to the date of prepayment, and all compensation payments pursuant to Section 3.16 if such prepayment is made on a date other than the last day of an Interest Period applicable thereto. Each such optional prepayment shall be applied in accordance with Section 3.10(c) below.

     (b) The Borrower shall give written notice to the Agent of any intended prepayment of the Loans (i) not less than one Business Day prior to any prepayment of Base Rate Advances, and (ii) not less than three Business Days prior to any prepayment of Eurodollar Advances or Bid Rate Advances. Such notice, once given, shall be irrevocable. Upon receipt of such notice of prepayment pursuant to the first sentence of this paragraph (b), the Agent shall promptly notify each Lender of the contents of such notice and of such Lender's share of such prepayment.

     (c) The Borrower, when providing notice of prepayment pursuant to Section 3.10(b) shall designate the specific Borrowing or Borrowings which are to be prepaid, provided that (i) if any prepayment of Fixed Rate Advances made pursuant to a single Borrowing of the Revolving Loans or 364-Day Loans shall reduce the outstanding Advances made pursuant to such Borrowing to an amount less than $1,000,000, such Borrowing shall immediately be converted into Base Rate Advances; and (ii) each prepayment made pursuant to a single Borrowing shall be applied pro rata among the Loans comprising such Borrowing, unless such prepayment is a prepayment of a Bid Rate Loan in which case such prepayment shall be applied only to the affected Lender. All voluntary prepayments shall be applied to the payment of any unpaid interest and other charges or fees before application to principal.

      Section 3.11.  [Intentionally Left Blank].
                     --------------------------

      Section 3.12.  Payments, etc.
                     -------------

      (a) Except as otherwise specifically provided herein, all payments under this Agreement and the other Loan Documents shall be made without defense, set-off or counterclaim to the Agent, not later than 11:00 A.M. (Atlanta, Georgia time) on the date when due and shall be made in Dollars in immediately available funds at the Agent's Payment Office.

      (b) (i)   All such payments shall be made free and clear of and without deduction or withholding for any Taxes in respect of this Agreement, the Notes or other Loan Documents, or any payments of principal, interest, fees or other amounts payable hereunder or thereunder (but excluding any Taxes imposed on the overall net income of the Lenders pursuant to the laws of the jurisdiction in which the principal executive office or appropriate Lending Office of such Lender is located). If any Taxes are so levied or imposed, the Borrower agrees
(A) to pay the full amount of such Taxes, and such additional amounts as may be necessary so that every net payment of all amounts due hereunder and under the Notes and other Loan Documents, after withholding or deduction for or on account of any such Taxes (including additional sums payable under this Agreement), will not be less than the full amount provided for herein had no such deduction or withholding been required, (B) to make such withholding or deduction and (C) to pay the full amount deducted to the relevant authority in accordance with applicable law. The Borrower will furnish to the Agent and each Lender, within 30 days after the date the payment of any Taxes is due pursuant to applicable law, certified copies of tax receipts evidencing such payment by the Borrower. The Borrower will indemnify and hold harmless the Agent and each Lender and reimburse the Agent and each Lender upon written request for the amount of any Taxes so levied or imposed and paid by the Agent or the Lender and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto, whether or not such Taxes were correctly or illegally asserted. A certificate as to the amount of such payment by such Lender or the Agent, absent manifest error, shall be final, conclusive and binding for all purposes.

          (ii) Each Lender that is organized under the laws of any jurisdiction other than the United States of America or any State thereof (including the District of Columbia) agrees to furnish to the Borrower and the Agent, prior to the time it becomes a Lender hereunder, two copies of either U.S. Internal Revenue Service Form 4224 or U.S. Internal Revenue Service Form 1001 or any successor forms thereto (wherein such Lender claims entitlement to complete exemption from or reduced rate of U.S. Federal withholding tax on interest paid by the Borrower hereunder) and to provide to the Borrower and the Agent a new Form 4224 or Form 1001 or any successor forms thereto if any previously delivered form is found to be incomplete or incorrect in any material respect or upon the obsolescence of any previously delivered form; provided, however, that
                                                        --------  -------
no Lender shall be required to furnish a form under this paragraph (ii) if it is not entitled to claim an exemption from or a reduced rate of withholding under applicable law. A Lender that is not entitled to claim an exemption from or a reduced rate of withholding under applicable law, promptly upon written request of the Borrower, shall so inform the Borrower in writing.

     (c) Whenever any payment to be made hereunder or under any Note shall be stated to be due on a day which is not a Business Day, the due date thereof shall be extended to the next succeeding Business Day and, with respect to payments of principal, interest thereon shall be payable at the applicable rate during such extension.

     (d) On Loans, all computations of interest and fees shall be made on the basis of a year of 360 days for the actual number of days. Interest on Base Rate Advances shall be calculated based on the Base Rate from and including the date of such Loan to but excluding the date of the repayment or conversion thereof. Interest on Eurodollar Advances shall be calculated as to each Interest Period from and including the first day thereof to but excluding the last day thereof. Each determination by the Agent or the Bid Lender of an interest rate or fee hereunder shall be made in good faith and, except for manifest error, shall be final, conclusive and binding for all purposes.

     (e) Payment by the Borrower to the Agent in accordance with the terms of this Agreement shall, as to the Borrower, constitute payment to the Lenders under this Agreement.

      Section 3.13.  Interest Rate Not Ascertainable, etc.  In the event that
                     ------------------------------------
the Agent, in the case of LIBOR, shall have determined (which determination shall be made in good faith and, absent mani fest error, shall be final, conclusive and binding upon all parties) that on any date for determining LIBOR for any Interest Period, by reason of any changes arising after the date of this Agreement affecting the London interbank market, or the Agent's position in such markets, adequate and fair means do not exist for ascertaining the applicable interest rate on the basis provided for in the definition of LIBOR then, and in any such event, the Agent shall forthwith give notice to the Borrower and to the Lenders of such determination and a summary of the basis for such determination. Until the Agent notifies the Borrower that the circumstances giving rise to the suspension described herein no longer exist, the obligations of the Lenders to make or permit portions of the Revolving Loans or 364-Day Loans to remain outstanding past the last day of the then current Interest Periods as Eurodollar Advances, as the case may be, shall be suspended, and such affected Advances shall bear the same interest as Base Rate Advances.

      Section 3.14.  Illegality.
                     ----------

     (a) In the event that any Lender shall have determined (which determination shall be made in good faith and, absent manifest error, shall be final, conclusive and binding upon all parties) at any time that the making or continuance of any Eurodollar Advance has become unlawful by compliance by such Lender in good faith with any applicable law, governmental rule, regulation, guideline or order (whether or not having the force of law and whether or not failure to comply therewith would be unlawful), then, in any such event, the Lender shall give prompt notice (by telephone confirmed in writing) to the Borrower and to the Agent of such determination and a summary of the basis for such determination (which notice the Agent shall promptly transmit to the other Lenders).

     (b) Upon the giving of the notice to the Borrower referred to in subsection
(a) above, (i) the Borrower's right to request and such Lender's obligation to make Eurodollar Advances as the case may be, shall be immediately suspended, and such Lender shall make an Advance as part of the requested Borrowing of Eurodollar Advances as the case may be, as a Base Rate Advance, provided, the Borrower does not negotiate a Bid Rate Loan, which Base Rate Advance shall, for all other purposes, be considered part of such Borrowing, and (ii) if any affected Eurodollar Advances are then outstanding, the Borrower shall immediately, or if permitted by applicable law, no later than the date permitted thereby, upon at least one Business Day's written notice to the Agent and the affected Lender, convert each such Advance into a Base Rate Advance, provided that if more than one Lender is affected at any time, then all affected Lenders must be treated the same pursuant to this Section 3.14(b).

      Section 3.15.  Increased Costs.
                     ---------------

     (a) If, by reason of (x) after the date hereof, the introduction of or any change (including, without limitation, any change by way of imposition or increase of reserve requirements) in or in the interpretation of any law or regulation, or (y) the compliance with any guideline or request from any central bank or other governmental authority or quasi-governmental authority exercising control over banks or financial institutions generally (whether or not having the force of law):

        (i) any Lender (or its applicable lending office) shall be subject to any tax, duty or other charge with respect to its Fixed Rate Advances or its obligation to make Fixed Rate Advances, or the basis of taxation of payments to any Lender of the principal of or interest on its Fixed Rate Advances or its obligation to make Fixed Rate Advances shall have changed (except for changes in the tax on the overall net income of such Lender or its applicable lending office imposed by the jurisdiction in which such Lender's principal executive office or applicable lending office is located); or

        (ii) any reserve (including, without limitation, any imposed by the Board of Governors of the Federal Reserve System), special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Lender's applicable lending office shall be imposed or deemed applicable or any other condition affecting its Fixed Rate Advances or its obligation to make Fixed Rate Advances shall be imposed on any Lender or its applicable lending office or the London interbank market;

and as a result thereof there shall be any increase in the cost to such Lender of agreeing to make or making, funding or maintaining Fixed Rate Advances (except to the extent already included in the determination of the applicable Bid Rate for Bid Rate Advances or the applicable LIBOR for Eurodollar Advances), or there shall be a reduction in the amount received or receivable by such Lender or its applicable lending office, then the Borrower shall from time to time (subject, in the case of certain Taxes, to the applicable provisions of Section 3.12(b)), upon written notice from and demand by such Lender on the Borrower (with a copy of such notice and demand to the Agent), pay to the Agent for the account of such Lender within five Business Days after the date of such notice and demand, additional amounts sufficient to indemnify such Lender against such increased cost. A certificate as to the amount of such increased cost, submitted to the Borrower and the Agent by such Lender in good faith and accompanied by a statement prepared by such Lender describing in reasonable detail the basis for and calculation of such increased cost, shall, except for manifest error, be final, conclusive and binding for all purposes.

     (b) If any Lender shall advise the Agent that at any time, because of the circumstances described in clauses (x) or (y) in Section 3.15(a) or any other circumstances beyond such Lender's reasonable control arising after the date of this Agreement affecting such Lender or the London interbank market or such Lender's position in such market, the LIBOR or the Bid Rate, as the case may be, as determined by the Agent, will not adequately and fairly reflect the cost to such Lender of funding its Fixed Rate Advances, then, and in any such event:

        (i) the Agent shall forthwith give notice to the Borrower and to the other Lenders of such advice;

        (ii) the Borrower's right to request and such Lender's obligation to make or permit portions of the Loans to remain outstanding past the last day of the then current Interest Periods as Bid Rate Advances or Eurodollar Advances, as the case may be, shall be immediately suspended; and

        (iii) such Lender shall make a Loan as part of the requested Borrowing of Bid Rate Advances or Eurodollar Advances, as the case may be, as a Base Rate Advance, which such Base Rate Advance shall, for all other purposes, be considered part of such Borrowing.

      Section 3.16.  Funding Losses.  The Borrower shall compensate each Lender,
                     --------------
upon its written request to the Borrower (which request shall set forth the basis for requesting such amounts in reasonable detail and which request shall be made in good faith and, absent manifest error, shall be final, conclusive and binding upon all of the parties hereto), for all losses, expenses and liabilities (including, without limitation, any interest paid by such Lender to lenders of funds borrowed by it to make or carry its Fixed Rate Advances, in either case to the extent not recovered by such Lender in connection with the re-employment of such funds and including loss of anticipated profits), which the Lender may sustain: (i) if for any reason (other than a default by such Lender) a borrowing of, or conversion to or continuation of, Fixed Rate Advances to the Borrower does not occur on the date specified therefor in a Notice of Borrowing or Notice of Conversion/Continuation (whether or not withdrawn), (ii) if any repayment (including mandatory prepayments and any conversions) of any Fixed Rate Advances to the Borrower occurs on a date which is not the last day of an Interest Period applicable thereto, or (iii), if, for any reason, the Borrower defaults in its obligation to repay its Fixed Rate Advances when required by the terms of this Agreement.

      Section 3.17.  Assumptions Concerning Funding of Fixed Rate Advances.
                     -----------------------------------------------------
Calculation of all amounts payable to a Lender under this Article 3 shall be made as though that Lender had actually funded its relevant Fixed Rate Advances through the purchase of deposits in the relevant market bearing interest at the rate applicable to such Fixed Rate Advances in an amount equal to the amount of the Fixed Rate Advances and having a maturity comparable to the relevant Interest Period and, in the case of Eurodollar Advances, through the transfer of such Eurodollar Advances from an offshore office of that Lender to a domestic office of that Lender in the United States of America; provided however, that
                                                       ----------------
each Lender may fund each of its Fixed Rate Advances in any manner it sees fit (including without limitation through the London interbank market, the secondary certificates of deposit market and bankers acceptances) and the foregoing assumption shall be used only for calculation of amounts payable under this
Article 3.

      Section 3.18.  Apportionment of Payments.  Aggregate principal and
                     -------------------------
interest payments in respect of Loans and payments in respect of facility fees and commitment fees shall be apportioned among all outstanding Commitments and Loans to which such payments relate, proportionately to the Lenders' respective pro rata portions of such Commitments and outstanding Loans. The Agent shall promptly distribute to each Lender at its payment office set forth beside its name on the appropriate signature page hereof or such other address as any Lender may request its share of all such payments received by the Agent.

      Section 3.19.  Sharing of Payments, Etc.  If any Lender shall obtain any
                     ------------------------
payment or reduction (including, without limitation, any amounts received as adequate protection of a deposit treated as cash collateral under the Bankruptcy
Code) of the Obligations (whether voluntary, involuntary, through the exercise of any right of set-off, or otherwise) in excess of its pro rata portion of payments or reductions on account of such obligations obtained by all the Lenders, such Lender shall forthwith (i) notify each of the other Lenders and the Agent of such receipt, and (ii) purchase from the other Lenders such participations in the affected obligations as shall be necessary to cause such purchasing Lender to share the excess payment or reduction, net of costs incurred in connection therewith, ratably with each of them, provided that if all or any portion of such excess payment or reduction is thereafter recovered from such purchasing Lender or additional costs are incurred, the purchase shall be rescinded and the purchase price restored to the extent of such recovery or such additional costs, but without interest unless the Lender obligated to return such funds is required to pay interest on such funds. The Borrower agrees that any Lender so purchasing a participation from another Lender pursuant to this Section 3.19 may, to the fullest extent permitted by law, exercise all its rights of payment (including the right of set-off) with respect to such participation as fully as if such Lender were the direct creditor of the Borrower in the amount of such participation.

      Section 3.20.  Capital Adequacy.  Without limiting any other provision of
                     ----------------
this Agreement, in the event that any Lender shall have determined that any law, treaty, governmental (or quasi-governmental) rule, regulation, guideline or order regarding capital adequacy not currently in effect or fully applicable as of the Closing Date, or any change therein or in the interpretation or application thereof after the Closing Date, or compliance by such Lender with any request or directive regarding capital adequacy not currently in effect or fully applicable as of the Closing Date (whether or not having the force of law and whether or not failure to comply therewith would be unlawful) from a central bank or governmental authority or body having jurisdiction, does or shall have the effect of reducing the rate of return on such Lender's capital as a consequence of its obligations hereunder to a level below that which such Lender could have achieved but for such law, treaty, rule, regulation, guideline or order, or such change or compliance (taking into consideration such Lender's policies with respect to capital adequacy) by an amount deemed by such Lender to be material, then within 10 Business Days after written notice and demand by such Lender (with copies thereof to the Agent), the Borrower shall from time to time pay to such Lender additional amounts sufficient to compensate such Lender for such reduction (but, in the case of outstanding Base Rate Advances, without du plication of any amounts already recovered by such Lender by reason of an adjustment in the applicable Base Rate). Each certificate as to the amount payable under this Section 3.20 (which cer tificate shall set forth the basis for requesting such amounts in reasonable detail), submitted to the Borrower by any Lender in good faith, shall, absent manifest error, be final, conclusive and binding for all purposes.

      Section 3.21.  Use of Proceeds.  The Borrower shall use the proceeds of
                     ---------------
all Loans only (i) to refinance Indebtedness outstanding under existing revolving credit and lines of credit facilities, (ii) to fund capital expenditures and working capital needs, and (iii) other general corporate purposes.


                                   ARTICLE 4.
                                  -----------

               CONDITIONS TO LOAN CLOSING AND EXTENSIONS OF LOANS
              ---------------------------------------------------

      Section 4.1.  Conditions Precedent to Initial Loans.  At the time of
                    -------------------------------------
making of the initial Loans hereunder on the Closing Date, the following conditions shall have been satisfied in a manner satisfactory to the Agent and the Lenders:

     (a) Opinion of the Borrower's Counsel.  The Borrower shall have delivered
         ---------------------------------
to the Lenders, at the Borrower's expense, a favorable written opinion from (i) Messrs. Alston & Bird, special counsel for the Borrower, dated as of and delivered on the date of execution of this Agreement, satisfactory to the Agent and substantially in the form of Exhibit I attached hereto, and (ii) Jack L.
                                 ---------
Lawing, Esq., Vice President, Law and Corporate Secretary of the Borrower, dated as of and delivered on the date of execution of this Agreement, satisfactory to the Agent and substantially in the form of Exhibit J attached
                                                           ---------
hereto.

     (b) No Defaults.  The Borrower shall be in full compliance with all the
         -----------
terms and conditions of this Agreement, and no Default or Event of Default shall have occurred, and the Borrower shall have delivered to the Lenders a certificate from an authorized officer of the Borrower certifying such matters as the Lenders shall reasonably request.

     (c) Accuracy of Representations and Warranties.  The representations and
         ------------------------------------------
warranties set forth herein shall be true and correct, and the Borrower shall have delivered to the Lenders a certificate from an authorized officer of the Borrower certifying such matters related to the representations and warranties as the Lenders shall reasonably request.

     (d) Corporate Action and Authority; Incumbency Certificate.  The Borrower
         ------------------------------------------------------
shall have delivered to the Lenders (i) a copy of the organizational papers of the Borrower, certified as true and correct by the Secretary of State of the State of Georgia, (ii) certificates from the Secretaries of State of those States in which the Borrower is legally required to qualify to transact business as a foreign corporation, certifying the Borrower's good standing as a corporation in such States, and (iii) a copy of the Borrower's bylaws and the resolutions passed by the Board of Directors of the Borrower authorizing the execution and delivery of and the performance of the obligations under the Loan Documents, each certified by the Secretary or Assistant Secretary of the Borrower, on behalf of and under the seal of the Borrower, to be true and correct. The Borrower also shall have delivered to the Lenders a certificate, dated as of and delivered on the date of the execution of this Agreement and signed on behalf of and under the seal of the Borrower by the Secretary or Assistant Secretary of the Borrower, certifying the names of the officers of the Borrower authorized to execute and deliver the

Loan Documents and to request Borrowings under this Agreement, together with the original, not photocopied, signatures of such officers.

     (e) Delivery of Notes.  The Borrower shall have executed and delivered to
         -----------------
the Lenders the Notes.

     (f) Delivery of Credit Agreement.  The Borrower shall have executed and
         ----------------------------
delivered to the Lenders the Agreement.

     (g) Insurance Summary.  Borrower shall have delivered to the Agent a
         -----------------
certificate of insurance in a form satisfactory to the Lenders which provides a listing of all the Borrower's insurance policies and the amount of coverage provided thereby.

     (h) Proceedings.  All corporate and other proceedings taken or to be taken
         -----------
in connection with the transactions contemplated hereby and all Loan Documents and other documents incident thereto shall be satisfactory in form and substance to the Lenders, and the Lenders shall have received all such counterpart originals or certified or other copies of such documents as the Lenders may reasonably request.

     (i) Agent's Fees.  The Agent shall have received the fees required to be
         ------------
paid pursuant to the Fee Letter.

     (j) Other Matters.  Borrower shall have delivered to the Agent such other
         -------------
certificates, reports, agreements, documents or other materials as the Lenders shall reasonably request.

      Section 4.2.  Conditions to all Loans.  At the time of the making of all
                    -----------------------
Loans (before as well as after giving effect to such Loans and to the proposed use of the proceeds thereof), the following conditions shall have been satisfied or shall exist:

     (a) there shall exist no Default or Event of Default;

     (b) all representations and warranties by the Borrower contained herein shall be true and correct with the same effect as though such representations and warranties had been made on and as of the date of such Loans;

     (c) since the date of the most recent financial statements described in
Section 6.1, there shall have been no change which has had or could reasonably be expected to have a Material Adverse Effect;

     (d) there shall be no action or proceeding instituted or pending before any court or other governmental authority other than as set forth in Schedule 5.4
                                                                 ------------
or, to the knowledge of the Borrower, threatened (i) which reasonably could be expected to have a Material Adverse Effect, or (ii) seeking to prohibit or restrict the Borrower's ownership or operation of any portion of its business or assets, or to compel the Borrower to dispose of or hold separate all or any portion of its businesses or assets, where such portion or portions of such business(es) or assets, as the case may be, constitute a material portion of the total businesses or assets of the Borrower or any Subsidiary;

     (e) the Loans to be made and the use of proceeds thereof shall not contravene, violate or conflict with, or involve the Agent or any Lender in a violation of, any law, rule, injunction, or regulation, or determination of any court of law or other governmental authority applicable to the Borrower; and

     (f) The Agent shall have received such other documents or legal opinions as the Agent or any Lender may reasonably request, all in form and substance reasonably satisfactory to the Agent.

     Each request for a Borrowing and the acceptance by the Borrower of the proceeds thereof shall constitute a representation and warranty by the Borrower, as of the date of the Loans comprising such Borrowing, that the applicable conditions specified in Sections 4.1 and 4.2 have been satisfied.


                                   ARTICLE 5.
                                  -----------

                         REPRESENTATIONS AND WARRANTIES
                        -------------------------------

      The Borrower represents, warrants and covenants to the Lenders that:

      Section 5.1.  Organization and Qualification.  The Borrower is an
                    ------------------------------
agricultural membership cooperative duly incorporated and existing in good standing under the Cooperative Marketing Act of the State of Georgia, each Subsidiary is duly incorporated and existing in good standing under the law of the jurisdiction in which it is incorporated, the Borrower and each of its Subsidiaries have the corporate power to own their respective properties and to carry on their respective businesses as now being conducted, and the Borrower and each of its Subsidiaries is duly qualified as a foreign corporation to do business and in good standing in every jurisdiction in which the nature of its business conducted or property owned by it legally requires such qualification, except to the extent failure to so qualify does not result in a Material Adverse Effect on the Borrower and the Subsidiaries.

      Section 5.2.  Financial Statements.  The Borrower has furnished the
                    --------------------
Lenders with unaudited consolidated balance sheets of the Borrower and its Subsidiaries as at July 1, 1995, and unaudited consolidated statements of income and cash flow of the Borrower and its Subsidiaries for such year, each prepared by the Borrower. Such financial statements (including any related schedules and/or notes) are true and correct in all material respects, have been prepared in accordance with GAAP consistently followed throughout the period involved and show all liabilities, direct and contingent, of the Borrower and its Subsidiaries required to be shown in accordance with such principles. The balance sheets fairly present the condition of the Borrower and its Subsidiaries as at the dates thereof, and the statements of income and cash flow fairly present the results of the operations of the Borrower and its Subsidiaries for the periods indicated.
There has been no Material Adverse Effect to the business, condition or operations (financial or otherwise) of the Borrower and its Subsidiaries taken as a whole since July 1, 1995.

      Section 5.3.  Taxes.  The Borrower has and each of its Subsidiaries has
                    -----
filed all federal, state and other income tax returns which, to the best knowledge of the officers of the Borrower, are required to be filed, and each has paid all taxes as shown on said returns and all assessments received by it to the extent that such taxes have become due or except such as are being contested in good faith by appropriate proceedings for which adequate reserves have been established in accordance with GAAP. Except as set forth on Schedule
                                                                       --------
5.3 attached hereto, there is no audit of any federal, state or other income tax
- ---
returns of the Borrower and its Subsidiaries currently being conducted or pending.

      Section 5.4.  Actions Pending.  Except as specified in Schedule 5.4, there
                    ---------------                          ------------
is no action, suit, investigation or proceeding pending or, to the knowledge of the Borrower after due inquiry, threatened against the Borrower or any of its Subsidiaries or any properties or rights of the Borrower or any of its Subsidiaries, by or before any court, arbitrator or administrative or governmental body, which might result in any material adverse change in the business, condition or operations of the Borrower and its Subsidiaries taken as a whole.

      Section 5.5.  Title to Properties.  The Borrower has and each of its
                    -------------------
Restricted Subsidiaries has good and marketable title to its respective real properties (other than properties which it leases) and good title to all of its other respective properties and assets, including the properties and assets reflected in the balance sheet as at July 1, 1995 hereinabove described (other than properties and assets disposed of in the ordinary course of business), subject to no Lien of any kind except Liens permitted by Section 7.3. Each of the Borrower and its Restricted Subsidiaries enjoys peaceful and undisturbed possession under all leases necessary in any material respect for the operation of its respective properties and assets, none of which contains any unusual or burdensome provisions which might have a Material Adverse Effect on the operation of such properties and assets. All such leases are valid and subsisting and in full force and effect.

      Section 5.6.  Regulation U, Etc.  Except as disclosed on Schedule 5.6
                    -----------------                          ------------
attached hereto, neither the Borrower nor any Subsidiary owns or has any present intention of acquiring any "margin stock" as defined in Regulation U (12 CFR
Part 221) of the Board of Governors of the Federal Reserve System (herein called "margin stock"). Each Borrowing will be used solely for the purposes specified in Section 3.21 of this Agreement. None of such proceeds will be used, directly or indirectly, for the purpose of purchasing or carrying any margin stock or for the purpose of reducing or retiring any indebtedness which was originally incurred to purchase or carry any margin stock or for any other purpose which might constitute this transaction a "purpose credit" within the meaning of such Regulation U. Neither the Borrower nor any agent acting on its behalf has taken or will take any action which might cause this Agreement or any of the Notes to violate Regulations G, T, U, or X or (to the best knowledge of the Borrower) any other regulation of the Board of Governors of the

Federal Reserve System or to violate the Securities Exchange Act of 1934, as amended, in each case as in effect now or as the same may hereafter be in effect.

      Section 5.7.  ERISA.  No accumulated funding deficiency (as defined in
                    -----
section 302 of ERISA and section 412 of the Code), whether or not waived, exists with respect to any Plan (other than a Multiemployer Plan). No liability to the PBGC has been or is expected by the Borrower to be incurred with respect to any Plan (other than a Multiemployer Plan) by the Borrower or any of its Subsidiaries which is or would be materially adverse to the Borrower and its Subsidiaries taken as a whole. Neither the Borrower nor any of its subsidiaries has incurred or presently expects to incur any withdrawal liability under Title IV of ERISA with respect to any Multiemployer Plan which is or would be materially adverse to the Borrower and its Subsidiaries taken as a whole. The Borrower has delivered to the Lenders a list of all employee benefit plans established or maintained by the Borrower and each Subsidiary, or as to which the Borrower or any Subsidiary is a party in interest or a disqualified person. The execution and delivery of this Agreement and the Borrowings hereunder will not involve any prohibited transaction within the meaning of ERISA or in connection with which a tax could be imposed pursuant to section 4975 of the Code or a violation of section 406 or section 407 of ERISA.

      Section 5.8.  Outstanding Debt.  There exists no default under the
                    ----------------
provisions of any instrument evidencing Indebtedness of the Borrower or any Restricted Subsidiary or of any other agreement relating thereto.

      Section 5.9.  Conflicting Agreements or Other Matters.  Neither the
                    ---------------------------------------
Borrower nor any of its Subsidiaries is a party to any contract or agreement or subject to any charter or other corporate restriction which could have a Material Adverse Effect on its business, property or assets, or financial condition. Neither the Borrower nor any of its Subsidiaries is in default of any agreement to which it is a party which could have a Material Adverse Effect on its business, property or assets, or financial condition. Neither the execution or delivery of this Agreement or the other Loan Documents, nor fulfillment of or compliance with the terms and provisions hereof and thereof, will conflict with, or result in a breach of the terms, conditions or provisions of, or constitute a default under, or result in any violation of, or result in the creation of any Lien upon any of the properties or assets of the Borrower or any of its Subsidiaries pursuant to, the charter or bylaws of the Borrower or any of its Subsidiaries, any award of any arbitrator or any agreement (including any agreement with stockholders), instrument, order, judgment, decree, statute, law, rule or regulation to which the Borrower or any of its Subsidiaries is subject. Neither the Borrower nor any of its Subsidiaries is a party to, or otherwise subject to any provision contained in, any instrument evidencing indebtedness of the Borrower or any of its Subsidiaries, any agreement relating thereto or any other contract or agreement (including its charter) which limits the amount of, or otherwise imposes restrictions on the incurring of, Indebtedness of the Borrower of the type to be evidenced by the Notes, except as set forth in the agreements listed on Schedule 5.9 attached hereto. Except
                                      ------------
where failure or non-compliance would not have a Material Adverse Effect on its business, property or assets, or financial condition, each of the Borrower and its Subsidiaries has obtained all permits, licenses and other authorizations which are required under, and is in compliance with, federal, state and local laws and regulations relating to pollution, reclamation, or protection of the environment, including laws relating to emissions, discharges, releases or threatened releases of pollutants, contaminants, or hazardous or toxic materials or wastes into air, water, or land, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport, or handling of pollutants, contaminants or hazardous or toxic materials or wastes. Each of the Borrower and its Subsidiaries is in material compliance with all laws and regulations relating to equal employment opportunity and employee health and safety in all jurisdictions in which the Borrower and each Subsidiary is presently doing business.

      Section 5.10.  Possession of Franchises, Licenses, Etc.  The Borrower and
                     ---------------------------------------
its Subsidiaries possess all franchises, certificates, licenses, permits and other authorizations from governmental entities or regulatory authorities, and all patents, trademarks, service marks, trade names, copyrights, licenses and other rights, free from burdensome restrictions, that are necessary in any material respect for the ownership, maintenance and operation of their respective business, properties and assets, and neither the Borrower nor any of its Subsidiaries is in violation of any thereof in any material respect.

      Section 5.11.  Governmental Consent.  Neither the nature of the Borrower
                     --------------------
or any of its Subsidiaries nor any of their respective businesses or properties, nor any relationship between the Borrower or any Subsidiary and any other Person, nor any circumstance in connection with the execution and delivery of the Loan Documents and the consummation of the transactions contemplated thereby is such as to require any authorization, consent, approval, exemption or other action by or notice to or filing with any court or administrative or governmental body (other than routine filings after the date of closing with the Securities and Exchange Commission and/or state Blue Sky authorities) in connection with the execution and delivery of this Agreement and the other Loan Documents or fulfillment of or compliance with the terms and provisions hereof or thereof.

      Section 5.12.  Disclosure.  Neither this Agreement nor any other document,
                     ----------
certificate or statement furnished to the Lenders or the Agent by or on behalf of the Borrower in connection herewith contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein and therein not misleading. There is no fact known to the Borrower or any of its Subsidiaries which would have a Material Adverse Effect or in the future may (so far as the Borrower can now foresee) have a Material Adverse Effect on the business, property or assets, or financial condition of the Borrower or any of its Subsidiaries which has not been set forth in this Agreement or in the other documents, certificates and statements furnished to the Lenders or the Agent by or on behalf of the Borrower prior to the date hereof in connection with the transactions contemplated hereby.

      Section 5.13.  Foreign Assets Control Regulations.  Neither the borrowing
                     ----------------------------------
by the Borrower hereunder nor its use of the proceeds thereof will violate the Foreign Assets Control Regulations, the Cuban Assets Control Regulations or the Iranian Assets Control Regulations of the United States Treasury Department (31 CFR Subtitle B, Chapter V) or any similar law or regulation.

      Section 5.14.  Labor Relations.  Except as set forth on Schedule 5.14
                     ---------------                          -------------
attached hereto, neither the Borrower nor any of its Subsidiaries is a party to any collective bargaining agreement, and there are no material grievances, disputes or controversies with any union or any other organization of the Borrower's employees, or threats of strikes, work stoppages or delays or any asserted pending demands for collective bargaining by any union or organization. Additionally, the hours worked and payment made to employees of the Borrower and its Subsidiaries have not been in violation in any material respect of the Fair Labor Standards Act or any other applicable law dealing with such matters. All payments due from the Borrower and its Subsidiaries, or for which any claim may be made against the Borrower and its Subsidiaries, on account of wages and employee health and welfare insurance and other benefits have been paid or accrued as liabilities on the books of the Borrower and its Subsidiaries in all instances where the failure to pay or accrue such liabilities would reasonably be expected to have a Material Adverse Effect on the Borrower and its Subsidiaries.

      Section 5.15.  Enforceability of Agreement.  This Agreement is the legal,
                     ---------------------------
valid and binding agreement of the Borrower enforceable against the Borrower in accordance with its terms, and the Notes, and all other Loan Documents, when executed and delivered, will be similarly legal, valid, binding and enforceable, except as the enforceability of the Notes and other Loan Documents may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws affecting creditor's rights and remedies in general and by general principles of equity, whether considered in a proceeding at law or in equity.

      Section 5.16.  Subsidiaries.  Schedule 5.16 attached hereto correctly sets
                     ------------   -------------
forth the name of each Subsidiary of the Borrower and the jurisdiction of its organization. All the outstanding shares of stock or other ownership rights of each such Subsidiary have been validly issued and are fully paid and non-assessable and all such outstanding shares or other ownership rights, except as noted on such Exhibit, are owned by the Borrower or an Affiliate free of any Lien or claim.

      Section 5.17.  Insurance Coverage.  Each property of the Borrower or any
                     ------------------
of its Subsidiaries is insured for the benefit of the Borrower or a Subsidiary of the Borrower in amounts deemed adequate by the Borrower's management against risks usually insured against by Persons operating businesses similar to those of the Borrower or its Subsidiaries in the localities where such properties are located.

      Section 5.18.  Investments.  Except for Investments permitted by Section
                     -----------
7.4 of this Agreement, the Borrower has no other Investments.

      Section 5.19.  Intercompany Loans; Dividends.  There are no restrictions
                     -----------------------------
on the power of any Restricted Subsidiary to repay any intercompany loan or to pay dividends on its capital stock.

                                   ARTICLE 6.
                                  -----------

                              AFFIRMATIVE COVENANTS
                             ----------------------

          The Borrower covenants and agrees that so long as it may borrow under this Agreement or so long as any Loan or other Indebtedness remains outstanding to the Lenders that:

          Section 6.1.  Financial Statements.  The Borrower shall deliver to
                        --------------------
the Lenders in duplicate:

          (a) As soon as practicable and in any event within 45 days after the end of each of the first three quarterly periods and within 90 days after the end of the last quarterly period in each fiscal year, (i) unaudited consolidated and consolidating and business segment statements of income and cash flow of the Borrower and its Subsidiaries for the period from the beginning of the current fiscal year to the end of such quarterly period and (ii) an unaudited consolidated and consolidating and business segment balance sheet of the Borrower and its Subsidiaries as at the end of such quarterly period, setting forth, with respect to such consolidated statements of income and cash flow and such consolidated balance sheet, in comparative form, figures for the corresponding period in the preceding fiscal year, all in reasonable detail and certified by the chief financial officer of the Borrower;

          (b) As soon as practicable and in any event within 90 days after the end of each fiscal year, a consolidating and consolidated and business segment statements of income and cash flow of the Borrower and its Subsidiaries for such year, and a consolidating and consolidated and business segment balance sheet of the Borrower and its Subsidiaries as at the end of such year, setting forth, with respect to such consolidated statements of income and cash flow and such consolidated balance sheet, in comparative form, corresponding figures from the preceding annual audit, all in reasonable detail and reasonably satisfactory in scope to the Agent, and, in the case of such consolidated financial statements, certified to the Borrower by independent public accounts of recognized national standing selected by the Borrower (and acceptable to the Agent), whose certificate shall be in scope and substance satisfactory to the Agent, and, as to the consolidating statements, certified by the chief financial officer of the Borrower. In addition to any other information requested by the Agent pursuant to the preceding sentence, together with each delivery of financial statements required by Section 6.1 above, the Borrower will deliver to the Lenders a certificate of such accountants stating that, in making the audit necessary to the certification of such financial statements, they have obtained no knowledge of any Event of Default or Default, or, if any Event of Default or Default exists, specifying the nature and period of existence thereof. Such accountants, however, shall not be liable to anyone by reason of their failure to obtain knowledge of any Event of Default or Default that would not be disclosed in the course of an audit conducted in accordance with generally accepted auditing standards;

          (c) Promptly upon transmission thereof, copies of all such financial statements, proxy statements, notices and reports as the Borrower shall send to its public stockholders and copies of all registration statements (without exhibits) and all reports which it files with the Securities and

Exchange Commission (or any governmental body or agency succeeding to the functions of the Securities and Exchange Commission);

          (d) Promptly upon receipt thereof, a copy of each other report submitted to the Borrower or any Subsidiary by independent accountants in connection with any annual, interim or special audit made by them of the books of the Borrower or any Subsidiary; and

          (e) With reasonable promptness, such other financial data as the Agent or any Lender may reasonably request in writing.

Together with each delivery of financial statements required by Section 6.1, the Borrower will deliver to the Lenders an Officer's Certificate (i) demonstrating (with computations in reasonable detail) compliance by the Borrower and its Subsidiaries as at the end of the quarterly period or fiscal year to which such financial statement relates with the provisions of Section 7.1 and stating that there exists no Event of Default or Default, or, if any Event of Default or Default exists, specifying the nature and period of existence thereof and what action the Borrower proposes to take with respect thereto and (ii) specifying the details of insurance as required pursuant to Section 6.3 hereof. The Borrower also covenants that forthwith upon the chief executive officer, principal financial officer, or principal accounting officer of the Borrower obtaining actual knowledge of any Event of Default or Default, it will deliver to the Agent an Officer's Certificate specifying the nature and period of existence thereof and what action the Borrower proposes to take with respect thereto. Each Lender is hereby authorized to deliver a copy of any financial statement delivered to it pursuant to this Section 6.1 to any regulatory body having jurisdiction over such Lender and to which such financial statement is required to be delivered.

          Section 6.2.  Inspection of Property.  The Borrower shall permit any
                        ----------------------
Person designated in writing by the Agent or any Lender, at the Agent's or such Lender's expense, to visit and inspect any of the properties of the Borrower and any of its Subsidiaries, to examine the corporate books and financial records of the Borrower and its Subsidiaries and make copies thereof or extracts therefrom, and to discuss the affairs, finances and accounts of any of such corporations with the principal officers of the Borrower and its independent public accountants, all at such reasonable times and as often as the Agent or any Lender may reasonably request.

          Section 6.3.  Insurance.  The Borrower covenants that it and each
                        ---------
subsidiary will at all times maintain insurance in such amounts and against such liabilities and hazards as customarily is maintained by other companies operating similar businesses and, together with each delivery of financial statements under Section 6.1, it will deliver to the Lenders an Officer's Certificate specifying the details of such insurance then in effect.

          Section 6.4.  Conduct of Business.  The Borrower covenants that it
                        -------------------
will and will cause each Restricted Subsidiary to remain substantially in the respective area or field of business in which the Borrower and each Restricted Subsidiary is engaged as of the date of this Agreement except that the Borrower and its Restricted Subsidiaries may (a) enter other fields or areas of business or (b) may exit existing fields or areas of business, to the extent that such fields or areas do not exceed ten percent (10%) of the Borrower's Shareholders' Equity.

          Section 6.5.  Corporate Existence; Maintenance of Properties. The
                        ----------------------------------------------
Borrower shall (a) do or cause to be done all things necessary to preserve and keep in full force and effect the corporate or other form of existence as the case may be, rights and franchises of the Borrower and its Subsidiaries, (b) will cause its properties and the properties of its Subsidiaries used or useful in the conduct of their respective businesses to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment and will cause to be made all necessary repairs, renewals, placements, betterments and improvements thereto, all as in the judgment of the Borrower may be necessary so that the businesses carried on in connection therewith may be properly and advantageously conducted at all times, (c) will maintain possession and ownership, all franchises, certificates, licenses, permits and other authorizations from governmental entities or regulatory authorities, and all patents, trademarks, service marks, trade names, copyrights, licenses and other rights that are necessary in any material respect to the ownership, maintenance and operation of its business, properties, and assets, and (d) will and will cause each of its Subsidiaries to qualify, and remain qualified to conduct business in each jurisdiction where the nature of the business or ownership of property by the Borrower, or such Subsidiary, as the case may be, may legally require such qualification, except where the failure to so qualify would not have a material adverse effect on the Borrower and the Subsidiaries.

          Section 6.6.  Environmental Laws.  The Borrower and its Subsidiaries
                        ------------------
shall:

          (a) Comply in all material respects with and use best efforts to ensure compliance by all tenants and subtenants with all applicable Environmental Laws, and shall obtain and comply with, and use reasonable efforts to ensure that all tenants and subtenants obtain and comply with, any and all approvals, registrations or permits required thereunder.

          (b) Promptly report to the Lenders (i) the introduction of any Hazardous Substances onto any facility owned or operated by the Borrower or a Subsidiary thereof except for the use or storage thereof in the ordinary course of business in compliance with all Environmental Laws, and (ii) the initiation of any regulatory action against the Borrower or any Subsidiary thereof or in connection with any such facility relating to any release of Hazardous Substances which regulatory action the Borrower determines is likely to have a material adverse effect on either the Borrower's or a Subsidiary's financial condition.

          (c) Defend, indemnify, and hold harmless the Lender, its employees, agents, and officers from and against any and all penalties, fines, liabilities, damages, costs, or expenses of whatever kind or nature asserted against the Lender, except to the extent that such claims, demands, penalties, fines, liabilities, damages, costs or expenses result from the gross negligence or willful misconduct of the Lender or any of its employees, agents or officers, arising out of, or in any way related to, (i) the presence, disposal, release, or threatened release of any Hazardous Substances on any property at any time owned or occupied by the Borrower or the Subsidiaries; (ii) any personal injury (including wrongful death) or property damage (real or personal) arising out of or related to such Hazardous Substances; (iii) any lawsuit brought or threatened, reasonable settlement reached, or government order relating to such Hazardous Substances, and/or (iv) any violation of laws, orders, regulations, requirements, or demands of government authorities, which are based upon or in any way related to such Hazardous Substances, including, without limitation, attorney and consultant fees, investigation and laboratory fees, court costs, and litigation expenses.

          Section 6.7.  Taxes.  The Borrower shall and shall cause each of its
                        -----
Subsidiaries to pay and discharge, or cause to be paid and discharged, before the same shall become delinquent, all taxes, assessments and other governmental charges levied or imposed upon it or upon its income, profits or properties, provided that neither the Borrower nor any of its Subsidiaries shall be required to pay or cause to be paid or discharged any such tax assessment, or charge whose amount or validity is being contested in good faith by appropriate proceedings and with respect to which adequate reserves are being maintained and, provided further, that the Borrower shall, and shall cause each of its Subsidiaries to, pay all such taxes, assessments and charges forthwith upon the commencement of proceedings to foreclose any Lien which may have attached as security therefor.

          Section 6.8.  Keeping of Books; Fiscal Year.  The Borrower covenants
                        -----------------------------
that it will keep, and cause each of its Subsidiaries to keep, in accordance with GAAP, proper books of record and account, containing complete and accurate entries of all financial and business transactions of the Borrower and each Subsidiary. Additionally, the Borrower will, and will cause each of its Subsidiaries to, keep the same fiscal year end as the one evidenced in the financial statements delivered under Section 5.2.

          Section 6.9.  Compliance with Laws and Other Agreements.  The Borrower
                        -----------------------------------------
shall, and shall cause each Subsidiary to, conduct its business operations and obtain all necessary permits and licenses in substantial compliance with (i) all applicable federal, state and local laws, rules and regulations and (ii) all agreements, indentures and mortgages to which it is a party or by which it or any of its properties is bound, unless the Borrower's or a Subsidiary's failure to so comply would not have a material adverse effect on the Borrower or any Subsidiary.

          Section 6.10.  Notice of Default.  The Borrower shall notify the
                         -----------------
Lender of the occurrence of any Default, Event of Default and of any default under any material agreement, which shall be defined for the purposes of this
Section 6.10 as any agreement related to Indebtedness in excess of $500,000, or obligation with any other Person, to which it or a Subsidiary is a party or by which it or a Subsidiary or any of its or a Subsidiary's properties are bound, said notices to be given immediately upon the Borrower's obtaining actual knowledge thereof; provided, however, the failure of the Borrower to give such notice shall not affect the right and power of the Lender to exercise any or all of the remedies on default specified herein.

          Section 6.11.  Notice of Litigation.  The Borrower shall notify the
                         --------------------
Lender of any action, suit or proceeding instituted by any Person against it or a Subsidiary (i) where the uninsured claim for money damages is in excess of $1,000,000 or (ii) which would cause the aggregate of uninsured claims for money damages in all actions, suits or proceedings against it or a Subsidiary arising out of one set of related facts or circumstances to exceed $2,000,000 or (iii) which otherwise might have a material adverse impact on its or any Subsidiary's assets or business operations, said notice to be given within 10 calendar days of the first notice to the Borrower or any Subsidiary of the institution of such action, suit or proceeding and to specify the amount of damages being claimed or other relief being sought, the nature of the claim, the Person instituting the action, suit or proceeding, and any other significant features of the claim.

          Section 6.12.  ERISA.  Promptly (and in any event within 30 days)
                         -----
after the Borrower or any of its Subsidiaries knows or has reason to know that a Reportable Event with respect to any Plan has occurred, that any Plan is or may be terminated, reorganized, partitioned or declared insolvent under Title IV of ERISA, or that the Borrower or any of its Subsidiaries will or may incur any material liability to or on account of a Plan under Section 4062, 4063, 4064, 4201 or 4204 of ERISA, the Borrower will deliver to the Lender, so long as the Lender shall hold any Note, a certificate of the chief financial officer of the Borrower setting forth information as to such occurrence and what action, if any, the Borrower is required or proposes to take with respect thereto, together with any notices concerning such occurrences which are required to be filed with or by the Borrower, the PBGC or the plan administrator of any such Plan, as the case may be. The Borrower shall furnish, at the request of any Lender, so long as such Lender shall hold any Note, a copy of each annual report (Form 5500 Series) of any Plan received or prepared by the Borrower or any of its Subsidiaries. Each annual report and any notice required to be delivered hereunder shall be delivered no later than 10 days after the later of the date such report or notice is filed with the Internal Revenue Service or the PBGC or the date such report or notice is received by the Borrower or any of its Subsidiaries, as the case may be.

          Section 6.13.  Use of Proceeds.  The Borrower shall use the proceeds
                         ---------------
of all Loans only in the manner set forth in Section 3.21 of this Agreement.


                                   ARTICLE 7.
                                  -----------

                               NEGATIVE COVENANTS
                              -------------------

          The Borrower covenants and agrees that, so long as it may borrow under this Agreement or so long as any Indebtedness remains Outstanding under the
Notes:

          Section 7.1.  Financial Covenants.
                        -------------------

          (a) Consolidated Funded Debt to Leverage Ratio.  The Borrower shall
              ------------------------------------------
not permit the ratio of Consolidated Funded Debt to Total Capital to exceed 0.50 to 1.0, calculated on a quarterly basis.

          (b) Fixed Charge Coverage Ratio.  The Borrower shall not permit the
              ---------------------------
ratio of (a) EBIT plus Consolidated Lease Expense to (b) Consolidated Interest Expense plus Consolidated Lease Expense to be less than 1.50 to 1.0, calculated quarterly for the fiscal quarter then ending and the preceding seven fiscal quarters.

          (c) Current Ratio.  The Borrower shall not permit the ratio of
              -------------
Consolidated Current Assets to Consolidated Current Liabilities to be less than
1.25 to 1.0, calculated on a quarterly basis.

          In the event that the Borrower acquires or otherwise obtains the remaining outstanding common stock of Golden Poultry, the financial covenants set forth in this Section 7.1 will be calculated beginning on the last day of the first fiscal quarter following such purchase, on a consolidated basis in accordance with GAAP.

          Section 7.2.  Limitation on Restricted Payments.  The Borrower
                        ---------------------------------
covenants that it will not pay or declare any dividend or make any other distribution on or on account of any class of its stock or other equity or make cash distributions of equity (including cash patronage refunds), or make interest payments on equity, or redeem, purchase or otherwise acquire, directly or indirectly, any shares of its stock or other equity, or redeem, purchase or otherwise acquire, directly or indirectly, any Subordinated Debt, including, but not limited to, its Subordinated Capital Certificates of Interest, Subordinated Loan Certificates and Cumulative Preferred Certificates of Interest (except required redemptions as provided in the indentures pursuant to which such Subordinated Debt was issued), or make any loans, advances or investments in Golden Poultry or permitted under subparagraph (q) of Section 7.4 of this Agreement or permit any Restricted Subsidiary to do any of the above (all of the foregoing being herein called "Restricted Payments") except out of Consolidated
                               -------------------
Net Earnings Available for Restricted Payments; provided that the Borrower shall
                                                --------
not make any Restricted Payments upon the occurrence and during the continuance of a Default or Event of Default. So long as there is no Default or Event of Default occurring or continuing, there shall not be included in the definition of Restricted Payments: (x) dividends paid, or distributions made, in stock of the Borrower or (y) exchanges of stock of one or more classes of the Borrower, except to the extent that cash or other value is involved in such exchange. The term "equity" as used in this Section 7.2 shall include the Borrower's common stock, preferred stock, if any, other equity certificates, and notified equity accounts of patrons.

          Section 7.3.  Liens.  Create, assume or suffer to exist any Lien upon
                        -----
any of its property or assets whether now owned or hereafter acquired, except:

          (a) Liens existing prior to the date of this Agreement, as set forth on Schedule 7.3 attached hereto;
   ------------

          (b) Liens for taxes not yet due, and Liens for taxes or Liens imposed by ERISA which are being contested in good faith by appropriate proceedings and with respect to which adequate reserves are being maintained;

          (c) statutory Liens of landlords and Liens of carriers, warehousemen, mechanics, materialmen and other Liens imposed by law created in the ordinary course of business for amounts not yet due or which are being contested in good faith by appropriate proceedings and with respect to which adequate reserves are being maintained;

          (d) Liens incurred or deposits made in the ordinary course of business in connection with workers' compensation, unemployment insurance and other types of social security, or to secure the performance of tenders, statutory obligations, surety and appeal bonds, bids, leases, government contracts, performance and return-of-money bonds and other similar obligations (exclusive of obligations for the payment of borrowed money); and

          (e) Liens securing purchase money debt, provided the aggregate of such debt so secured does not exceed fifteen percent (15%) of Consolidated Net Worth.

          Section 7.4.  Restrictions on Loans, Advances, Investments and
                        ------------------------------------------------
Contingent Liabilities.  Make or permit to remain outstanding any loan or
- ----------------------
advance to, or extend credit other than credit extended in the normal course of business to any Person which is not an Affiliate of the Borrower, or guarantee, endorse or otherwise be or become contingently liable, directly or indirectly, in connection with the obligations, stock or dividends of, or own, purchase or acquire any stock, obligations or securities of, or any other interest in, or make any capital contribution to, any Person, except that the Borrower or any Subsidiary may:

          (a) make or permit to remain outstanding loans, advances, indemnities, or guarantees to any Subsidiary;

          (b) acquire and own stock, obligations or securities received in settlement of debts (created in the ordinary course of business) owing to the Borrower or any Subsidiary;

          (c) own, purchase or acquire prime commercial paper and certificates of deposit in United States commercial banks (whose long-term debt is rated "A" or better by Moody s Investors Service or Standard and Poor's Corporation), in each case due within one year from the date of purchase and payable in the United States in Dollars;

          (d) own, purchase and acquire obligations of the United States Government or any agency thereof;

          (e) own, purchase and acquire obligations guaranteed by the United States Government;

          (f) own, purchase and acquire repurchase agreements of United States commercial banks (whose long-term debt is rated "A" or better by Moody's Investors Service or Standard and Poor's Corporation) for terms of less than one year in respect of the foregoing certificates and obligations;

          (g) own, purchase and acquire tax-exempt securities maturing within one year from the date of purchase and rated "A" or better by Moody's Investors Service or Standard and Poor's Corporation;

          (h) own, purchase and acquire adjustable rate preferred stocks rated "A" or better by Moody's Investors Service or Standard and Poor's Corporation;

          (i) endorse negotiable instruments for collection in the ordinary course of business;

          (j) make or permit to remain outstanding travel and other like advances to officers and employees in the ordinary course of business;

          (k) make or permit to remain outstanding investments as a general partner in Golden Peanut in amount not to exceed $27,500,000;

          (l) make or permit to remain outstanding equity investments in Golden Poultry in an amount not to exceed $21,000,000;

          (m) make or permit to remain outstanding equity investments in an amount not to exceed $26,950,000 in and to Carolina Golden and/or AgriGolden;

          (n) make or permit to remain outstanding loans made by GK Finance to parties other than the Borrower or a Subsidiary in an amount not to exceed $25,000,000 at any one time;

          (o) make or permit to remain outstanding investments in the Archer-Daniels Midland Company existing on the date hereof plus increases due to normal dividend reinvestment plans, stock splits, stock dividends or similar arrangements;

          (p) make or permit to remain outstanding investments described on
Schedule 7.4 attached hereto;
- ------------

          (q) make additional loans or advances to, or guarantee, endorse or otherwise be or become contingently liable in connection with the obligations, stock, or dividends of, or own, purchase or acquire stock, obligations or securities of, any other Person, provided that the aggregate principal amount of such additional loans and advances, plus the aggregate amount of such additional contingent liabilities plus the aggregate amount of the additional investment (at original cost) in such stock, obligations and securities be limited to amounts available out of Consolidated Net Earnings Available for Restricted Payments, and further provided that no Subsidiary shall make any loans or advances to, or acquire any stock, obligations or securities of, the Borrower, except as provided in subparagraph (n) above;

           (r) make or permit to remain outstanding investments in GC Properties and

          (s) guarantee or otherwise be or become liable for obligations of Young Pecan not to exceed an aggregate amount of $65,000,000.

          Section 7.5.  Sale of Stock and Debt of Subsidiaries.   Sell or
                        --------------------------------------
otherwise dispose of, or part with control of, any shares of stock or Indebtedness of any Restricted Subsidiary, except to the Borrower or another Subsidiary, and except that all shares of stock and Indebtedness of any Restricted Subsidiary at the time owned by or owed to the Borrower and all Restricted Subsidiaries may be sold as an entirety for a cash consideration which represents the fair value (as determined in good faith by the Board of Directors of the Borrower) at the time of sale of the shares of stock and Indebtedness so sold, provided that the assets of such Restricted Subsidiary do not constitute a substantial part of the consolidated assets of the Borrower and all Subsidiaries and that the earnings of such Restricted Subsidiary shall not have constituted a substantial part of Consolidated Net Earnings for any of the three fiscal years then most recently ended, and further provided that, at the time of such sale, such Restricted Subsidiary shall not own, directly or indirectly, any shares of stock or Indebtedness of any other Subsidiary (unless all of the shares of stock and Indebtedness of such other Subsidiary owned, directly or indirectly, by the Borrower and all Subsidiaries are simultaneously being sold as permitted by this Section 7.5).

          As used in Section 7.4, Section 7.5, Section 7.6 and Section 8.1(j), a "substantial part of" the consolidated assets of the Borrower and all Subsidiaries shall mean assets which, as a whole, (x) constitute more than 10% of Consolidated Total Assets or (y) contributed more than 15% of Consolidated Net Earnings for any one or more of the three prior fiscal years of the Borrower.

          Section 7.6.  Merger and Sale of Assets.  Enter into any transaction
                        -------------------------
of merger, consolidation, pooling of interest, joint venture, syndicate or other combination with any other Person except for Golden Peanut and Young Pecan or sell, lease, transfer, contribute as capital, or otherwise dispose of all or a substantial part of the consolidated assets of the Borrower and all Subsidiaries or assets which shall have contributed a substantial part of Consolidated Net Earnings for any of the three fiscal years then most recently ended, in any single transaction or series of related transactions, to any Person, except that:

          (a) any Subsidiary may merge with the Borrower, provided that the Borrower shall be the continuing or surviving corporation, or with any one or more other Subsidiaries;

          (b) any Subsidiary may sell, lease or otherwise dispose of any of its assets to the Borrower or another Subsidiary; and

          (c) any Subsidiary may sell or otherwise dispose of all or substantially all of its assets subject to the conditions specified in Section
7.5 with respect to a sale of the stock of such Subsidiary.

          Section 7.7.  Sale and Lease-Back.  Enter into any arrangement, with
                        -------------------
any Person or under which such other Person is a party, providing for the leasing by the Borrower or any Restricted Subsidiary of real or personal property, used by the Borrower or any Restricted Subsidiary in the operations of the Borrower or any Restricted Subsidiary, which has been or is sold or transferred by the Borrower or any Restricted Subsidiary to any other Person to whom funds have been or are to be advanced by such other Person on the security of such rental obligations of the Borrower or such Restricted Subsidiary except to the extent that the total amount of such arrangements involve, at any one time, assets or property which constitute an amount equal to or less than ten percent (10%) of Consolidated Total Assets.

          Section 7.8.  Sale or Discount of Receivables.  Sell with recourse or
                        -------------------------------
discount or otherwise sell for less than the face value thereof, any of its notes or accounts receivable except for the sale of accounts receivable which sales shall not exceed $35,000,000 at any one time outstanding.

          Section 7.9.  Commodity Contracts.  The Borrower covenants that it
                        -------------------
will not, nor will it permit any Subsidiary to, purchase or sell commodity futures contracts except in bona fide hedging transactions in commodities that represent production inputs or products to be marketed, or in commodities needed in operations to meet manufacturing or market demands.

          Section 7.10.  Issuance of Stock by Restricted Subsidiaries.  The
                         --------------------------------------------
Borrower covenants that it will not permit any Restricted Subsidiary (either directly or indirectly by the issuance of rights or options for, or securities convertible into, such shares) to issue, sell or dispose of any shares of its stock of any class (other than directors' qualifying shares, if any) except to the Borrower or another Subsidiary.



                                   ARTICLE 8.
                                  -----------

                         EVENTS OF DEFAULT AND REMEDIES
                        -------------------------------

          Section 8.1.  Events of Default.  Any one or more of the following
                        ------------------
shall constitute an Event of Default hereunder:

          (a) The Borrower fails to pay when due any payment of principal due on any of the Notes; or

          (b) The Borrower fails to pay within five (5) days of the due date therefor any payment of (i) interest due on any of the Notes or (ii) any fees provided for herein; or

          (c) The Borrower or any Subsidiary defaults in any payment of principal or interest on any other obligation for Indebtedness or money borrowed (or any obligation under a Capital Lease, any obligation under a conditional sale or other title retention agreement, any obligation issued or assumed as full or partial payment for property whether or not secured by a purchase money mortgage, or any obligation under notes payable or drafts accepted representing extensions of credit) beyond any period of grace provided with respect thereto, or the Borrower or any Subsidiary fails to perform or observe any other agreement, term, condition or covenant contained in any agreement under which any such obligation is created (or if any other event thereunder or any such agreement shall occur and be continuing), and in each case the effect of such failure or other event is to cause or to permit the holder or holders of such obligation (or a trustee on behalf of such holder or holders) to cause such obligation to become due prior to any stated maturity; or

          (d) Any representation or warranty contained herein or deemed to have been made hereunder or made by or furnished in writing on behalf of the Borrower in connection herewith shall be false or misleading in any material respect as of the date made or deemed to have been made, or the Borrower fails to perform or observe any covenant contained in Section 6.1 or Article 7 of this Agreement; or

          (e) The Borrower fails to perform or observe any covenant, term or condition contained in this Agreement (other than those contained in Section 6.1 or Article 7) and such failure shall continue for more than 30 calendar days after the earlier of (i) the date which the Borrower obtains knowledge thereof or (ii) the Borrower is given notice thereof; or

          (f) The Borrower or any Subsidiary shall make or take any action to make an assignment for the benefit of creditors, petition or take any action to petition any tribunal for the appointment of a custodian, receiver or any trustee for it or a substantial part of its assets, or shall commence or take any action to commence any proceeding under any bankruptcy, reorganization, arrangement, readjustment of debt, dissolution, liquidation or debtor relief law or statute of any jurisdiction, whether now or hereafter in effect including, without limitation, the Bankruptcy Code; or, if there shall have been filed any such petition or application, or any such proceeding shall have been commenced against it, in which an order for relief is entered which remains unstayed and in effect for more than 60 days; or the Borrower or any Subsidiary by any act or omission shall indicate its consent to, approval of or acquiescence in any such petition, application or proceeding or order for relief or the appointment of a custodian, receiver or any trustee for it or any substantial part of any of its properties, or shall suffer to exist any such custodianship, receivership or trusteeship; or

          (g) The Borrower or any Subsidiary shall have concealed, removed, or permitted to be concealed or removed, any part of its property, with intent to hinder, delay or defraud its creditors or any of them, or made or suffered a transfer of any of its property which may be fraudulent under any bankruptcy, fraudulent conveyance or similar law; or shall have made any transfer of its property to or for the benefit of a creditor at a time when other creditors similarly situated have not been paid while the Borrower or such Subsidiary is insolvent; or shall have suffered or permitted, while insolvent, any creditor to obtain a Lien upon any of its property through legal proceedings or distraint which is not vacated or bonded within 60 calendar days from the date thereof; or

          (h) Any order, judgment or decree is entered in any proceedings against the Borrower decreeing the dissolution of the Borrower and such order, judgment or decree remains unstayed and in effect for more than 60 days; or

          (i) Any order, judgment or decree is entered in any proceedings against the Borrower or any Subsidiary decreeing a split-up of the Borrower or such Subsidiary which requires the divestiture of assets representing a substantial part, or the divestiture of the stock of a Subsidiary whose assets represent a substantial part, of the consolidated assets of the Borrower and its Subsidiaries (determined in accordance with GAAP) or which requires the divestiture of assets or stock of a Subsidiary which shall have contributed a substantial part of Consolidated Net Earnings for any of the three fiscal years then most recently ended, and such order, judgment or decree remains unstayed and in effect for more than 30 days; or

          (j) A final judgment in an amount in excess of $10,000,000 is rendered against the Borrower or any subsidiary and, within 30 days after entry thereof, such judgment is not discharged or execution thereof stayed pending appeal, or within 30 days after the expiration of any such stay, such judgment is not discharged or provided for in accordance with a court approved order; or

          (k) Either (i) any single employer Plan or Multiemployer Plan fails to maintain the minimum funding standard required by Section 412 of the Code for any plan year or a waiver of such standard is sought or granted under Section 412(d) of the Code, or (ii) any single employer Plan or Multiemployer Plan subject to Title IV of ERISA is or has been terminated or the subject of termination proceedings under ERISA, or (iii) the Borrower or a Subsidiary of the Borrower or an ERISA Affiliate has incurred a liability to or on account of any Plan under Section 4062, 4063, 4064, 4201 or 4204 of ERISA, or (iv) the Borrower or a Subsidiary of the Borrower has engaged in a prohibited transaction, and there results from any of the events specified in clauses (i) through (iv) above a liability to the PBGC or any Plan, or a liability, penalty or tax under ERISA or Section 4975 of the Code, as the case may be, equal to or greater than $1,000,000 that is not paid within 10 days of the due date therefor; or

          (l) A default or event of default occurs under any of the agreements evidencing the Prudential Indebtedness; or

          (m) Any Person and its Affiliates acquires or possesses, directly or indirectly, (1) the power (A) to vote 40% or more of the securities having ordinary voting power for the election of directors of the Borrower or (B) to direct or cause the direction of the management and policies of the Borrower, whether through the ownership of voting securities, by contract or otherwise or
(2) 40% of the outstanding securities of the Borrower

          Section 8.2.  Remedies on Default.
                        -------------------

          (a) Upon the occurrence of an Event of Default (other than an Event of Default described in Section 8.1(f)) and during the continuation thereof, the Agent shall, at the request of the Required Lenders and at their option, (i) terminate all Obligations of the Lenders to the Borrower, including, without limitation, all obligations to extend Loans under this Agreement and (ii) declare the Notes, including, without limitation, principal, accrued interest and costs of collection (including, without limitation reasonable attorneys' fees if collected by or through an attorney at law or in any judicial proceedings) immediately due and payable, without presentment, demand, protest or any other notice of any kind, all of which are expressly waived.

          (b) Upon the occurrence of an Event of Default under Section 8.1(f),
(i) all obligations of the Lenders to the Borrower, including, without limitation, all obligations to extend Loans under this Agreement, shall terminate and (ii) the Notes, including, without limitation, principal, accrued interest and costs of collection (including, without limitation, reasonable attorneys' fees if collected by or through an attorney at law or in bankruptcy or in any other judicial proceedings) shall be immediately due and payable, without presentment, demand, protest, or any other notice of any kind, all of which are expressly waived.

          (c) Upon the occurrence of an Event of Default and acceleration of the Notes as provided in (a) or (b) above, the Lenders and the Agent, or any of them, may pursue any remedy available under this Agreement, under the Notes, or under any other Loan Document, or available at law or in equity, all of which shall be cumulative. The order and manner in which the rights and remedies of the Lenders under the Loan Documents and otherwise may be exercised shall be determined by the Required Lenders.

          (d) All payments with respect to this Agreement received by the Agent and the Lenders, or any of them, after the occurrence of an Event of Default and acceleration of the Notes, shall be applied first to the costs and expenses (including attorneys' fees and disbursements) incurred by the Agent, acting as the Agent, and the Lenders as a result of the Default, and thereafter paid pro rata to the Lenders in the same proportion that the aggregate of the unpaid principal amount owing on the Notes to each Lender, plus accrued and unpaid interest thereon, bears to the aggregate of the unpaid principal amount owing on all the Notes to all Lenders, plus accrued and unpaid interest thereon. Regardless of how each Lender may treat the payments for the purpose of its own accounting, for the purpose of computing the Borrower's obligations hereunder and under the Notes, payments shall be applied first, to the costs and expenses
                                               -----
incurred by the Agent, acting as the Agent, and the Lenders as a result of the Default, as set forth above, second, to the payment of accrued and unpaid fees
                             ------
of the Agent and the Lenders, third, to the payment of accrued and unpaid interest on the Notes, to and including the date of such application (ratably according to the accrued and unpaid interest on the Loans), fourth, to the
                                                            ------
ratable payment of the unpaid principal of the Notes, and fifth, to the payment
                                                          -----
of all other amounts then owing to the Agent or the Lenders under the Loan Documents. No application of the payments will cure any Event of Default or prevent acceleration, or continued acceleration, of amounts payable under the Loan Documents or prevent the exercise, or continued exercise, of rights or remedies of the Lenders hereunder or under applicable law.

                                  ARTICLE 9.
                                  -----------

                                   THE AGENT
                                   ----------

          Section 9.1.  Appointment and Authorization.  Each Lender hereby
                        -----------------------------
designates SunTrust as the Agent to act as herein specified. Each Lender hereby irrevocably authorizes, and each holder of any Note by the acceptance of a Note shall be deemed irrevocably to authorize, the Agent to take such action on its behalf under the provisions of this Agreement and the Notes and any other instruments and agreements referred to herein and to exercise such powers and to perform such duties hereunder and thereunder as are specifically delegated to or required of the Agent by the terms hereof and thereof and such other powers as are reasonably incidental thereto. The Agent may perform any of its duties hereunder by or through its agents or employees.

          Section 9.2.  Nature of Duties of the Agent.  The Agent shall have no
                        -----------------------------
duties or responsibilities except those expressly set forth in this Agreement. Neither the Agent nor any of its officers, directors, employees or agents shall be liable for any action taken or omitted by it as such hereunder or in connection herewith, unless caused by its or their gross negligence or willful misconduct. Without limiting in any way the standard of care established by the immediately preceding sentence, in performing its duties and responsibilities set forth in this Agreement, the Agent shall act in accordance with its customary banking practices. The Agent shall not have by reason of this Agreement a fiduciary relationship in respect of any Lender; and nothing in this Agreement, expressed or implied, is intended to or shall be so construed as to impose upon the Agent any obligations in respect of this Agreement except as expressly set forth herein.

          Section 9.3.  Lack of Reliance on the Agent.
                        -----------------------------

          (a) Each Lender agrees that, independently and without reliance upon the Agent, any other Lender, or the directors, officers, agents or employees of the Agent or of any other Lender, each Lender, to the extent it deems appropriate, has made and shall continue to make (i) its own independent investigation of the financial condition and affairs of the Borrower and its Subsidiaries in connection with the taking or not taking of any action in connection with this Agreement and the other Loan Documents, including the decision to enter into this Agreement, and (ii) its own appraisal of the creditworthiness of the Borrower and its Subsidiaries, and, except as expressly provided in this Agreement, the Agent shall have no duty or responsibility, either initially or on a continuing basis, to provide any Lender with any credit or other information with respect thereto, whether coming into its possession before the making of the Loans or at any time or times thereafter.

          (b) The Agent shall not be responsible to any Lender for any recitals, statements, information, representations or warranties herein or in any document, certificate or other writing delivered in connection herewith or for the execution, effectiveness, genuineness, validity, enforceability, collectibility, priority or sufficiency of this Agreement or the Notes or the financial condition of the Borrower or its Subsidiaries or be required to make any inquiry concerning either the performance or observance of any of the terms, provisions or conditions of this Agreement or the Notes, or the financial condition of the Borrower or its Subsidiaries, or the existence or possible existence of any Default or Event of Default.

          Section 9.4.  Certain Rights of the Agent.
                        ---------------------------

          (a) If the Agent shall request instructions from the Required Lenders with respect to any act or action (including the failure to act) in connection with this Agreement, the Agent shall be entitled to refrain from such act or taking such action unless and until the Agent shall have received instructions from the Required Lenders and the Agent shall not incur liability to any Person by reason of so refraining. Without limiting the foregoing, no Lender shall have any right of action whatsoever against the Agent as a result of the Agent acting or refraining from acting hereunder in accordance with the instructions of the Required Lenders; provided, however, that the Agent shall not be required
                         --------  -------
to act or not act in accordance with any instructions of the Required Lenders if to do so would expose the Agent to significant liability or would be contrary to any Loan Document or to applicable law.

          (b) The Agent may assume that no Event of Default has occurred and is continuing, unless the Agent has received notice from the Borrower stating the nature of the Event of Default, or has received notice from a Lender stating the nature of the Event of Default and that such Lender considers the Event of Default to have occurred and to be continuing.

          (c) If the Agent may not, pursuant to Section 9.4(b), assume that no Event of Default has occurred and is continuing, the Agent shall give notice thereof to the Lenders and shall act or not act upon the instructions of the Required Lenders, provided that the Agent shall not be required to act or not
                  --------
act if to do so would expose the Agent to significant liability or would be contrary to any Loan Document or to applicable law, and provided further, that
                                                        -------- -------
if the Required Lenders fail, for five days after the receipt of notice from the Agent, to instruct the Agent, then the Agent, in its discretion, may act or not act as it deems advisable for the interests of the Lenders.

          Section 9.5.  Liability of the Agent.  Neither the Agent nor any of
                        ----------------------
its respective directors, officers, agents, or employees shall be liable for any action taken or not taken by them under or in connection with the Loan Documents, except for their own gross negligence or willful misconduct. Without
           ------
limitation on the foregoing, the Agent and its respective directors, officers, agents, and employees:

          (a) may treat the payee of any Note as the holder thereof until the Agent receives notice of the assignment or transfer thereof in form satisfactory to the Agent, signed by the payee and may treat each Lender as the owner of that Lender's interest in the obligations due to the Lenders for all purposes of this Agreement until the Agent receives notice of the assignment or transfer thereof, in form satisfactory to the Agent, signed by that Lender;

          (b) may consult with legal counsel, in-house legal counsel, independent public accountants, in-house accountants and other professionals, or other experts selected by it with reasonable care, or with legal counsel, independent public accountants, or other experts for the Borrower, and shall not be liable for any action taken or not taken by it or them in good faith in accordance with the advice of such legal counsel, independent public accountants, or experts;

          (c) will not be responsible to any Lender for any statement, warranty, or representation made in any of the Loan Documents or in any notice, certificate, report, request, or other statement (written or oral) in connection with any of the Loan Documents;

          (d) except to the extent expressly set forth in the Loan Documents, will have no duty to ascertain or inquire as to the performance or observance by the Borrower or any other Person of any of the terms, conditions, or covenants of any of the Loan Documents or to inspect the property, books, or records of the Borrower or any Subsidiary or other Person;

          (e) will not be responsible to any Lender for the due execution, legality, validity, enforceability, genuineness, effectiveness, sufficiency, or value of any Loan Document any other instrument or writing furnished pursuant thereto or in connection therewith;

          (f) will not incur any liability by acting or not acting in reliance upon any Loan Document, notice, consent, certificate, document, statement, telecopier message or other instrument or writing believed by it or them to be genuine and to have been signed, sent or made by the proper Person; and

          (g) will not incur any liability for any arithmetical error in computing any amount payable to or receivable from any Lender hereunder, including, without limitation, payment of principal and interest on the Notes, Loans, and other amounts; provided that promptly upon discovery of such an error
                          --------
in computation, the Agent, the Lenders, and (to the extent applicable) the Borrower shall make such adjustments as are necessary to correct such error and to restore the parties to the position that they would have occupied had the error not occurred.

          Section 9.6.  Indemnification.  Each Lender shall, ratably in
                        ---------------
accordance with the respective outstanding principal amount of its Loans, indemnify and hold the Agent and its directors, officers, the Agents, and employees harmless against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses, or disbursements of any kind or nature whatsoever (including, without limitation, attorneys' fees and disbursements) that may be imposed on, incurred by, or asserted against it or them in any way relating to or arising out of the failure by the Borrower to pay the obligations due to the Lenders hereunder or under the Notes or any action taken or not taken by it as the Agent thereunder, except for the Agent's
                                                         ------
gross negligence or willful misconduct. Without limitation of the foregoing, each Lender shall reimburse the Agent upon demand for that Lender's ratable share of any cost or expense incurred by the Agent in connection with the negotiation, preparation, execution, delivery, administration, amendment, waiver, refinancing, restructuring, reorganization (including a bankruptcy reorganization), or enforcement of the Loan Documents, to the extent that the Borrower is required to pay that cost or expense but fails to do so upon demand.

          Section 9.7.  The Agent and Affiliates.  SunTrust (and each successor
                        ------------------------
Agent) has the same rights and powers under the Loan Documents as any other Lender and may exercise the same as though it were not the Agent; and the term the "Lender" or the "Lenders" includes SunTrust in its individual capacity. SunTrust (and each successor Agent) and its Affiliates may accept deposits from, lend money to, and generally engage in any kind of banking, trust or other business with the Borrower and any Affiliate of the Borrower, as if it were not the Agent and without any duty to account therefor to the Lenders. SunTrust (and each successor Agent) need not account to any other Lender for any monies received by it for reimbursement of its costs, expenses and fees as the Agent hereunder, or for any monies received by it in its capacity as a Lender hereunder, except as otherwise provided herein. This Agreement shall not be deemed to constitute a joint venture or partnership between the Lenders.

          Section 9.8.   Successor Agent.  The Agent may resign as such at any
                         ---------------
time by written notice to the Borrower and the Lenders, to be effective upon a successor's acceptance of appointment as the Agent. In such event, the Required Lenders shall appoint a successor Agent or Agents, who must be from among the Lenders, subject to the Borrower's written approval so long as no Default or Event of Default exists hereunder; provided, that the Agent shall be entitled to
                                   --------
appoint a successor Agent from among the Lenders, subject to acceptance of appointment by that successor Agent, if the Required Lenders (with the Borrower's written approval, if required) have not appointed a successor Agent within 30 calendar days after the date the Agent gave notice of resignation or was removed. Upon a successor's acceptance of appointment as the Agent, the successor will thereupon succeed to and become vested with all the rights, powers, privileges, and duties of the Agent under the Loan Documents, and the resigning the Agent will thereupon be discharged from its duties and obligations thereafter arising under the Loan Documents.


                                  ARTICLE 10.
                                  ----------

                                 MISCELLANEOUS
                                 -------------

          Section 10.1. Notices.  All notices, requests and other communications
                        -------
to any party hereunder shall be in writing (including bank wire, telecopy or similar teletransmission or writing) and shall be given to such party at its address or applicable teletransmission number set forth on the signature pages hereof, or such other address or applicable teletransmission number as such party may hereafter specify by notice to the Agent and the Borrower. Each such notice, request or other com munication shall be effective (i) if given by telecopy, when such telecopy is transmitted to the telecopy number specified in this Section and the appropriate answerback is received, (ii) if given by mail, 72 hours after such communication is deposited in the mails with first class postage prepaid, addressed as aforesaid, (iii) if given by telecopy, when such telecopy is transmitted to the telecopy number specified in this Section and the appropriate confirmation is received, or (iv) if given by any other means (including, without limitation, by air courier), when delivered or received at the address specified in this Section; provided that notices to the Agent shall
                                       --------
not be effective until received.

          Section 10.2.  Amendments, Etc.  No amendment or waiver of any
                         ----------------
provision of this Agreement or the other Loan Documents, nor consent to any departure by any Loan Party therefrom, shall in any event be effective unless the same shall be in writing and signed by the Required Lenders, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided that no amendment, waiver or consent
                                  --------
shall, unless in writing and signed by all the Lenders do any of the following:
(i) waive any of the conditions speci fied in Section 4.1 or 4.2, (ii) increase the Commitments or other contractual obligations to the Borrower under this Agreement, (iii) reduce the principal of, or interest on, the Notes or any fees hereunder, (iv) postpone any date fixed for the payment in respect of principal of, or interest on, the Notes or any fees hereunder, (v) change the percentage of the Commitments or of the aggregate unpaid principal amount of the Notes, or the number or identity of the Lenders which shall be required for the Lenders or any of them to take any action hereunder, (vi) modify the definition of "Required Lenders", or (vii) modify this Section 10.2. Notwithstanding the foregoing, no amendment, waiver or consent shall, unless in writing and signed by the Agent in addition to the Lenders required hereinabove to take such action, affect the rights or duties of the Agent under this Agreement or under any other Loan Document.

          Section 10.3. No Waiver; Remedies Cumulative.  No failure or delay on
                        ------------------------------
the part of the Agent, any Lender or any holder of a Note in exercising any right or remedy hereunder or under any other Loan Document, and no course of dealing between any Borrower and the Agent, any Lender or the holder of any Note shall operate as a waiver thereof, nor shall any single or partial exercise of any right or remedy hereunder or under any other Loan Document preclude any other or further exercise thereof or the exercise of any other right or remedy hereunder or thereunder. The rights and remedies herein expressly provided are cumulative and not exclusive of any rights or remedies which the Agent, any Lender or the holder of any Note would otherwise have. No notice to or demand on Borrower not required hereunder or under any other Loan Document in any case shall entitle Borrower to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the Agent, the Lenders or the holder of any Note to any other or further action in any circumstances without notice or demand.

          Section 10.4. Payment of Expenses, Etc.  The Borrower shall:
                        -------------------------

          (a) whether or not the transactions hereby contemplated are consummated, pay all reasonable, out-of-pocket costs and expenses of the Agent in the administration (both before and after the execution hereof and including reasonable expenses actually incurred relating to advice of counsel as to the rights and duties of the Agent and the Lenders with respect thereto) of, and in connection with the preparation, execution and delivery of, preservation of rights under, enforcement of, and, after a Default or Event of Default, refinancing, renegotiation or restructuring of, this Agreement and the other Loan Documents and the documents and instruments referred to therein, and any amendment, waiver or consent relating thereto (including, without limitation, the reasonable fees actually incurred and disbursements of counsel for the Agent), and in the case of enforcement of this Agreement or any Loan Document after an Event of Default, all such reasonable, out-of-pocket costs and expenses

(including, without limitation, the reasonable fees actually incurred and disbursements of counsel), for any of the Lenders;

          (b) subject, in the case of certain Taxes, to the applicable provisions of Section 3.12(b), pay and hold each of the Lenders harmless from and against any and all present and future stamp, documentary, and other similar Taxes with respect to this Agreement, the Notes and any other Loan Documents, any collateral described therein, or any payments due thereunder, and save each Lender harmless from and against any and all liabilities with respect to or resulting from any delay or omission to pay such Taxes; and

          (c) indemnify the Agent and each Lender, and their respective officers, directors, employees, representatives and agents from, and hold each of them harmless against, any and all costs, losses, liabilities, claims, damages or expenses incurred by any of them (whether or not any of them is designated a party thereto) (an "Indemnitee") arising out of or by reason of any
                                 ----------
investigation, litigation or other proceeding related to any actual or proposed use of the proceeds of any of the Loans or any Persons's entering into and performing of the Agreement, the Notes, or the other Loan Documents, including, without limitation, the reasonable fees actually incurred and disbursements of counsel (including foreign counsel) incurred in connection with any such investigation, litigation or other proceeding; provided, however, the Borrower
                                               --------  -------
shall not be obligated to indemnify any Indemnitee for any of the foregoing arising out of such Indemnitee's gross negligence or willful misconduct;

          (d) without limiting the indemnities set forth in subsection (c) above, indemnify each Indemnitee for any and all expenses and costs (including without limitation, remedial, removal, response, abatement, cleanup, investigative, closure and monitoring costs), losses, claims (including claims for contribution or indemnity and including the cost of investigating or defending any claim and whether or not such claim is ultimately defeated, and whether such claim arose before, during or after Borrower's ownership, operation, possession or control of its business, property or facilities or before, on or after the date hereof, and including also any amounts paid incidental to any compromise or settlement by the Indemnitee or Indemnitees to the holders of any such claim), lawsuits, liabilities, obligations, actions, judgments, suits, disbursements, encumbrances, liens, damages (including without limitation damages for contamination or destruction of natural resources), penalties and fines of any kind or nature whatsoever (including without limitation in all cases the reasonable fees actually incurred, other charges and disbursements of counsel in connection therewith) incurred, suffered or sustained by that Indemnitee based upon, arising under or relating to Environmental Laws based on, arising out of or relating to in whole or in part, the existence or exercise of any rights or remedies by any Indemnitee under this Agreement, any other Loan Document or any related documents (but excluding those incurred, suffered or sustained by any Indemnitee as a result of any action taken by or on behalf of the Lenders with respect to any Subsidiary of the Borrower (or the assets thereof) owned or controlled by the Lenders.

If and to the extent that the obligations of the Borrower under this Section
10.4 are unenforceable for any reason, the Borrower hereby agrees to make the maximum contribution to the payment and satisfaction of such obligations which is permissible under applicable law.

          Section 10.5. [Intentionally Left Blank].
                        --------------------------

          Section 10.6. Benefit of Agreement.
                        --------------------

          (a) This Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto, provided that the Borrower may not assign or transfer any of its interest hereunder without the prior written consent of the Lenders.

          (b) Any Lender may make, carry or transfer Loans at, to or for the account of, any of its branch offices or the office of an Affiliate of such Lender.

          (c) Each Lender may assign all or a portion of its interests, rights and obligations under this Agreement (including all or a portion of any of its Commitments and the Loans at the time owing to it and the Notes held by it) to any Eligible Assignee; provided, however, that (i) the Agent and the Borrower
                       --------  -------
must give their prior written consent to such assignment (which consent shall not be unreasonably withheld or delayed) unless such assignment is to an Affiliate of the assigning Lender, (ii) the amount of the Commitments, in the case of assignment of the Commitments, or Loans, in the case of assignment of Loans, of the assigning Lender subject to each assignment (determined as of the date the assignment and acceptance with respect to such assignment is delivered to the Agent), shall not be less than $5,000,000, and (iii) the parties to each such assignment shall execute and deliver to the Agent an Assignment and Acceptance, together with a Note or Notes subject to such assignment and, unless such assignment is to an Affiliate of such Lender, a processing and recordation fee of $3,000. The Borrower shall not be responsible for such processing and recordation fee or any costs or expenses incurred by any Lender or the Agent in connection with such assignment. From and after the effective date specified in each Assignment and Acceptance, which effective date shall be at least five (5) Business Days after the execution thereof, the assignee thereunder shall be a party hereto and to the extent of the interest assigned by such Assignment and Acceptance, have the rights and obligations of a Lender under this Agreement. Notwithstanding the foregoing, the assigning Lender must retain after the consummation of such Assignment and Acceptance, a minimum aggregate amount of Commitments or Loans, as the case may be, of $10,000,000; provided, however, no
                                                          --------  -------
such minimum amount shall be required with respect to any such assignment made at any time there exists an Event of Default hereunder. Within five (5) Business Days after receipt of the notice and the Assignment and Acceptance, the Borrower, at its own expense, shall execute and deliver to the Agent, in exchange for the surrendered Note or Notes, a new Note or Notes to the order of such assignee in a principal amount equal to the applicable Commitments or Loans assumed by it pursuant to such Assignment and Acceptance and new Note or Notes to the assigning Lender in the amount of its retained Commitment or Commitments or amount of its retained Loans. Such new Note or Notes shall be in an aggregate principal amount equal to the aggregate principal amount of such surrendered Note or Notes, shall be dated the date of the surrendered Note or Notes which they replace, and shall otherwise be in substantially the form attached hereto.

          (d) Each Lender may, without the consent of the Borrower or the Agent, sell participations to one or more banks or other entities in all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitments in the Loans owing to it and the Notes held by it), provided, however, that (i) no Lender may sell a participation in its aggregate
- --------  -------
Commitments or Loans (after giving effect to any permitted assignment hereof) in an amount in excess of fifty percent (50%) of such aggregate Commitments or Loans, provided, however, sales of participations to an Affiliate of such Lender
       --------  -------
shall not be included in such calculation; provided, however, no such maximum
                                           --------  -------
amount shall be applicable to any such participation sold at any time there exists an Event of Default hereunder, (ii) such Lender's obligations under this Agreement shall remain unchanged, (iii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, and (iv) the participating bank or other entity shall not be entitled to the benefit (except through its selling Lender) of the cost protection provisions contained in Article 3 of this Agreement, and (v) the Borrower and the Agent and other Lenders shall continue to deal solely and directly with each Lender in connection with such Lender's rights and obligations under this Agreement and the other Loan Documents, and such Lender shall retain the sole right to enforce the obligations of the Borrower relating to the Loans and to approve any amendment, modification or waiver of any provisions of this Agreement. Any Lender selling a participation hereunder shall provide prompt written notice to the Borrower of the name of such participant.

          (e) Any Lender or participant may, in connection with the assignment or participation or proposed assignment or participation, pursuant to this Section, disclose to the assignee or par ticipant or proposed assignee or participant any information relating to the Borrower or the Subsidiaries furnished to such Lender by or on behalf of the Borrower or any Subsidiary.
With respect to any disclosure of confidential, non-public, proprietary information, such proposed assignee or participant shall agree to use the information only for the purpose of making any necessary credit judgments with respect to this credit facility and not to use the information in any manner prohibited by any law, including without limitation, the securities laws of the United States. The proposed participant or assignee shall agree not to disclose any of such information except (i) to directors, employees, auditors or counsel to whom it is necessary to show such information, each of whom shall be informed of the confidential nature of the information and shall agree to use the information and to hold the information as confidential all in the same manner described above, (ii) in any statement or testimony pursuant to a subpoena or order by any court, governmental body or other agency asserting jurisdiction over such entity, or as otherwise required by law (provided prior notice is given to the Borrower and the Agent unless otherwise prohibited by the subpoena, order or law), and (iii) upon the request or demand of any regulatory agency or authority with proper jurisdiction. The proposed participant or assignee shall further agree to return all documents or other written material and copies thereof received from any Lender, the Agent or the Borrower relating to such confidential information unless otherwise properly disposed of by such entity.

          (f) Any Lender may at any time assign all or any portion of its rights in this Agreement and the Notes issued to it to a Federal Reserve Bank; provided
                                                                        --------
that no such assignment shall release the Lender from any of its obligations hereunder.

              Section 10.7. Governing Law; Submission to Jurisdiction, Etc.
                            -----------------------------------------------

          (a) THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND UNDER THE NOTES SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW (WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF) OF THE STATE OF GEORGIA.

          (b) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT, THE NOTES OR ANY OTHER LOAN DOCUMENT MAY BE BROUGHT IN THE SUPERIOR COURT OF FULTON COUNTY, GEORGIA, OR ANY OTHER COURT OF THE STATE OF GEORGIA OR OF THE UNITED STATES OF AMERICA FOR THE NORTHERN DISTRICT OF GEORGIA, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, THE BORROWER HEREBY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS. THE PARTIES HERETO HEREBY IRREVOCABLY WAIVE TRIAL BY JURY, AND THE BORROWER HEREBY IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY SUCH ACTION OR PROCEEDING IN SUCH RESPECTIVE JURISDICTIONS.

          (c) THE BORROWER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO THE BORROWER AT ITS SAID ADDRESS, SUCH SERVICE TO BECOME EFFECTIVE 30 DAYS AFTER SUCH MAILING.

          (d) Nothing herein shall affect the right of the Agent, any Lender, any holder of a Note or any party to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against the Borrower in any other jurisdiction.

          (e) Any controversy or disagreement regarding any of the Loan Documents may be settled by arbitration if unanimously agreed upon by the Borrower, the Agent and each Lender (with it being understood that each of such parties shall be entitled to make such a decision in its sole and absolute discretion). Notwithstanding anything to the contrary contained in this Agreement, in no event shall arbitration be a condition precedent to any right of legal action or right of equity. Any such arbitration (if selected by the Borrower, the Agent, and the Lenders) shall be conducted in a manner which is acceptable to all of such parties.

          Section 10.8. Independent Nature of the Lenders' Rights.  The amounts
                        -----------------------------------------
payable at any time hereunder to each Lender shall be a separate and independent debt, and each Lender shall be entitled to protect and enforce its rights pursuant to this Agreement and its Notes, and it shall not be necessary for any other Lender to be joined as an additional party in any proceeding for such purpose.

          Section 10.9. Counterparts.  This Agreement may be executed in any
                        ------------
number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

          Section 10.10. Effectiveness; Survival.
                         -----------------------

          (a) This Agreement shall become effective on the date (the "Effective Date") on which all of the parties hereto shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered the same to the Agent or, in the case of the Lenders, shall have given to the Agent written or telecopy notice (actually received) that the same has been signed and mailed to them.

          (b) The obligations of the Borrower under Sections 3.12(b), 3.15, 3.16, 3.20, and 10.4 hereof shall survive after the payment in full of the Notes after the final Maturity Date. All representations and warranties made herein, in the certificates, reports, notices, and other documents delivered pursuant to this Agreement shall survive the execution and delivery of this Agreement, the other Loan Documents, and such other agreements and documents, the making of the Loans hereunder, and the execution and delivery of the Notes.

          Section 10.11. Severability.  In case any provision in or obligation
                         ------------
under this Agreement or the other Loan Documents shall be invalid, illegal or unenforceable, in whole or in part, in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

          Section 10.12. Independence of Covenants.  All covenants hereunder
                         -------------------------
shall be given independent effect so that if a particular action or condition is not permitted by any of such covenants, the fact that it would be permitted by an exception to, or be otherwise within the limitation of, another covenant, shall not avoid the occurrence of a Default or an Event of Default if such action is taken or condition exists.

          Section 10.13. Change in Accounting Principles, Fiscal Year or Tax
                         ---------------------------------------------------
Laws.  If (i) any change in the preparation of the financial statements referred
- ----
to in Section 5.1 or 6.1 hereafter occasioned by the promulgation of rules, regulations, pronouncements and opinions by or required by the

Financial Accounting Standards Board or the American Institute of Certified Public Accountants (or successors thereto or agencies with similar functions) (other than changes mandated by FASB 106) results in a material change in the method of calculation of financial covenants, standards or terms found in this Agreement, (ii) there is any change in the Borrower's fiscal quarter or fiscal year, or (iii) there is a material change in federal tax laws which materially affects the Borrower's or any of the Subsidiaries' ability to comply with the financial covenants, standards or terms found in this Agreement, the Borrower and the Required Lenders agree to enter into negotiations in order to amend such provisions so as to equitably reflect such changes with the desired result that the criteria for evaluating Borrower's or any of the Subsidiaries' financial condition shall be the same after such changes as if such changes had not been made. Unless and until such provisions have been so amended, the provisions of this Agreement shall govern.

          Section 10.14. Headings Descriptive; Entire Agreement.  The headings
                         --------------------------------------
of the several sections and subsections of this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement. This Agreement, the other Loan Documents, and the agreements and documents required to be delivered pursuant to the terms of this Agreement constitute the entire agreement among the parties hereto and thereto regarding the subject matters hereof and thereof and supersede all prior agreements, representations and understandings related to such subject matters.

          Section 10.15. Time is of the Essence.  Time is of the essence in
                         ----------------------
interpreting and performing this Agreement and all other Loan Documents.

          Section 10.16. Usury.  It is the intent of the parties hereto not to
                         -----
violate any federal or state law, rule or regulation pertaining either to usury or to the contracting for or charging or collecting of interest, and the Borrower and the Lenders agree that, should any provision of this Agreement or of the Notes, or any act performed hereunder or thereunder, violate any such law, rule or regulation, then the excess of interest contracted for or charged or collected over the maximum lawful rate of interest shall be applied to the outstanding principal indebtedness due to the Lenders by the Borrower under this Agreement.

          Section 10.17. Construction.  Should any provision of this Agreement
                         ------------
require judicial interpretation, the parties hereto agree that the court interpreting or construing the same shall not apply a presumption that the terms hereof shall be more strictly construed against one party by reason of the rule of construction that a document is to be more strictly construed against the party who itself or through its agents prepared the same, it being agreed that the Borrower, the Agent, the Lenders and their respective agents have participated in the preparation hereof.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered in Atlanta, Georgia, by their duly authorized officers as of the day and year first above written.


                                            GOLD KIST INC.

Address:
- -------
244 Perimeter Center
  Parkway, N.E.
Atlanta, GA  30346
Telecopy No.:  404/393-5421                 By:  /s/ Stephen D. West
Attention:  Mr. Stephen O. West                ---------------------------------
                                            Name:   Stephen D. West
                                            Title:  Treasurer

                                            Attest: /s/ Jack L. Lawing
                                                    ----------------------------
                                            Name:    Jack L. Lawing
                                            Title:   Secretary

                                                   [CORPORATE SEAL]



                      (SIGNATURES CONTINUE ON NEXT PAGE)


                     [SIGNATURE PAGE TO CREDIT AGREEMENT]

                     SUNTRUST BANK, ATLANTA, INDIVIDUALLY
                         AS A LENDER AND AS THE AGENT


Address:
- -------

25 Park Place, 25th Floor
Center Code 076
Atlanta, Georgia 30303
Telecopy No.:  404/724-3716
Attention:  Mr. Jess Jarratt

                                              By: /s/ Jess E. Jarratt
                                                  ------------------------------
                                                 Name: Jess E. Jarratt
                                                 Title: Group Vice President




                                              By: /s/ Gregory L. Cannon
                                                 ------------------------------
                                                 Name: Gregory L. Cannon
                                                 Title: Vice President



REVOLVING CREDIT COMMITMENT                         $19,000,000        15.20%

364-DAY LINE OF CREDIT COMMITMENT                   $19,000,000        15.20%


PAYMENT OFFICE:

25 Park Place, 25th Floor
Center Code 076
Atlanta, Georgia  30303



                      (SIGNATURES CONTINUE ON NEXT PAGE)


                     [SIGNATURE PAGE TO CREDIT AGREEMENT]

                                            COBANK

Address:
- -------

67 Hunt Street
Agawam, MA  01001
Telecopy No.:  413/821-0250
Attention:  Porter C. Little
                                            By: /s/ Porter C. Little
                                               -------------------------------
                                            Name: Porter C. Little
                                            Title:  Vice President



REVOLVING CREDIT COMMITMENT                    $19,000,000       15.20%

364-DAY LINE OF CREDIT COMMITMENT              $19,000,000       15.20%



PAYMENT OFFICE:

Department 167
Denver, Colorado 80291-0167



                      (SIGNATURES CONTINUE ON NEXT PAGE)


                     [SIGNATURE PAGE TO CREDIT AGREEMENT]

                                                 WACHOVIA BANK OF GEORGIA, N.A.

Address:
- -------

191 Peachtree Street, N.E.
Atlanta, GA  30303-1763
Telecopy No.:  404/332-5016
Attention:  John Seeds

                                               By: /s/ John T. Seeds
                                                   ----------------------------
                                               Name:  John T. Seeds
                                               Title: Senior Vice President


REVOLVING CREDIT COMMITMENT                    $19,000,000       15.20%

364-DAY LINE OF CREDIT COMMITMENT              $19,000,000       15.20%


PAYMENT OFFICE:

191 Peachtree Street, N.E.
Atlanta, Georgia  30303-1763



                      (SIGNATURES CONTINUE ON NEXT PAGE)



                     [SIGNATURE PAGE TO CREDIT AGREEMENT]

                                             COOPERATIEVE CENTRALE
                                             RAIFFEISEN-BOERENLEENBANK B.A.,
                                             "RABOBANK NEDERLAND",
                                             NEW YORK BRANCH

Address:
- -------

245 Park Avenue
New York, New York 10167
Telecopy No.: 212/916-7880
Attention: Corporate Services Dept.
                                             By: /s/ Ian Reece
                                                 ------------------------------
                                             Name: Ian Reece
                                             Title: Vice President & Manager
with a copy to:
- --------------
One Atlantic Center
1201 West Peachtree Street
Atlanta, Georgia 30303-3400
Telecopy No.: 404/877-9150
Attention: Richard J. Beard
                                             By: /s/ Dana W. Hemenway
                                                 ------------------------------
                                             Name:  Dana W. Hemenway
                                             Title: Vice President


REVOLVING CREDIT COMMITMENT                   $19,000,000     15.20%

364-DAY LINE OF CREDIT COMMITMENT             $19,000,000     15.20%


PAYMENT OFFICE:

245 Park Avenue
New York, New York  10167

                      (SIGNATURES CONTINUE ON NEXT PAGE)


                     [SIGNATURE PAGE TO CREDIT AGREEMENT]

                                        DG BANK DEUTSCHE
                                        GENOSSENSCHAFTSBANK
                                        CAYMAN ISLANDS BRANCH

Address:

303 Peachtree St., N.E.
Suite 2900
Atlanta, GA  30308
Telecopy No.:  404/524-4006
Attention:  William J. Barlett

                                             By: /s/ John W. Somers
                                                -----------------------------
                                             Name:  John W. Somers
                                             Title: Senior Vice President
                                                    and Manager


                                             By: /s/ William J. Bartlett
                                                -----------------------------
                                             Name: William J. Bartlett
                                             Title: Assistant Vice President



REVOLVING CREDIT COMMITMENT                    $19,000,000       15.20%

364-DAY LINE OF CREDIT COMMITMENT              $19,000,000       15.20%



PAYMENT OFFICE:

DG Bank New York Branch
DG Bank Building
609 Fifth Avenue
New York, NY  10017-1021



                     [SIGNATURE PAGE TO CREDIT AGREEMENT]


                     [SIGNATURE PAGE TO CREDIT AGREEMENT]

                                            THE BANK OF TOKYO-MITSUBISHI,
                                            LTD., ATLANTA AGENCY

Address:
- -------
5050 Georgia-Pacific Center
133 Peachtree Street, N.E.
Atlanta, Georgia 30303
Telecopy No.: 404/577-1155
Attention: Gary L. England

                                            By: /s/ Gary L. England
                                                -------------------------------
                                            Name:  Gary L. England
                                            Title:
                                                   ----------------------------



REVOLVING CREDIT COMMITMENT                     $7,500,000      6.00%

364-DAY LINE OF CREDIT COMMITMENT               $7,500,000      6.00%



PAYMENT OFFICE:

133 Peachtree Street, N.E.
Atlanta, Georgia 30303



                      (SIGNATURES CONTINUE ON NEXT PAGE)


                     [SIGNATURE PAGE TO CREDIT AGREEMENT]

                                            CAISSE NATIONALE DE
                                            CREDIT AGRICOLE

Address:
- -------

55 East Monroe Street
Chicago, Illinois  60603-5702
Telecopy No.: 312/372-3455
Attention: Theodore D. Tice


                                            By: /s/ W. Leroy Startz
                                                --------------------------------
                                            Name:   W. Leroy Startz
                                            Title:  First Vice President



REVOLVING CREDIT COMMITMENT                   $7,500,000      6.00%

364-DAY LINE OF CREDIT COMMITMENT             $7,500,000      6.00%



PAYMENT OFFICE:

55 East Monroe Street
Chicago, Illinois 60603-5702



                      (SIGNATURES CONTINUE ON NEXT PAGE)



                     [SIGNATURE PAGE TO CREDIT AGREEMENT]

                                           FIRST UNION NATIONAL BANK OF GEORGIA


Address:
- -------
999 Peachtree Street, 12th Floor
Atlanta, Georgia 30309
Telecopy No.: 404/827-7220
Attention: Daniel Evans


                                           By: /s/  Susan Tidwell
                                               -------------------------------
                                           Name:   Susan Tidwell
                                           Title:  Senior Vice President



REVOLVING CREDIT COMMITMENT                    $7,500,000      6.00%

364-DAY LINE OF CREDIT COMMITMENT              $7,500,000      6.00%



PAYMENT OFFICE:

First Union National Bank of Florida
Commercial Loan Accounting
214 Holden Street
Jacksonville, Florida 32202
Attention: Cindy Petry



                      (SIGNATURES CONTINUE ON NEXT PAGE)


                     [SIGNATURE PAGE TO CREDIT AGREEMENT]

                                            UNION BANK OF SWITZERLAND,
                                            NEW YORK BRANCH


Address:
- -------

299 Park Avenue
New York, New York 10171-0026
Telecopy No.: 212/821-3459
Attention: Eva Rushkevich

                                            By: /s/ Eva Bushkevich
                                                -------------------------------
                                            Name: Eva Bushkevich
                                            Title: Managing Director



REVOLVING CREDIT COMMITMENT                    $7,500,000      6.00%

364-DAY LINE OF CREDIT COMMITMENT              $7,500,000      6.00%



PAYMENT OFFICE:

299 Park Avenue
New York, New York 10171-0026




                     [SIGNATURE PAGE TO CREDIT AGREEMENT]

                                   EXHIBIT A
                                   ---------


                             FORM OF BID RATE NOTE
                             ---------------------



                                                        DATE:   August 9, 1996

                                                        PLACE:  Atlanta, Georgia


     FOR VALUE RECEIVED, the undersigned GOLD KIST INC., a cooperative marketing association organized and existing under the laws of the State of Georgia (the "Borrower"), hereby promises to pay to the order of_____________________________
 --------
__________________________________________________________________ (the
"Lender"), at the office of the Agent as provided for in the Credit Agreement
 ------
(as hereinafter defined) on the Revolving Loan Maturity Date or sooner should this Note be declared immediately due and payable as hereafter provided, the aggregate principal sum of the Bid Rate Loans made by such Lender to the Borrower, or so much thereof as shall have been advanced hereunder and remain outstanding, plus all accrued and unpaid interest thereon. Capitalized terms used herein but not otherwise defined shall have the meanings ascribed to such terms in the Credit Agreement (as referred to below).

     The Borrower agrees to pay interest on the principal amount advanced hereunder from the date of the advance until paid in the manner and at the rate or rates and at the times provided for in that certain Credit Agreement, dated as of the date hereof, by and among the Borrower, the various banks and other lending institutions as are, or may from time to time become, lenders, and SunTrust Bank, Atlanta as Agent (as the same may be amended, restated or otherwise modified from time to time, the "Credit Agreement"). Interest shall
                                           ----------------
be computed and paid on the basis provided in the Credit Agreement. All payments of principal and interest hereunder shall be made to the Agent in United States Dollars and in immediately available funds.

     The Lender is hereby authorized to endorse all Bid Rate Loans made pursuant to the Credit Agreement and all payments of principal of such Bid Rate Loans on the schedule annexed hereto and made a part hereof, which endorsement shall constitute prima facie evidence of the accuracy of the information so endorsed;
           -----------
provided, that no delay or failure of Lender to record on the schedule the
- --------
amount of any Bid Rate Loan shall affect the obligation of Borrower to repay such amount together with interest thereon in accordance with this Note and the Credit Agreement.

     Any installment of principal or of interest due under this Note that is not paid on the due date therefor, whether a regularly scheduled payment date, on the maturity date, or resulting from the acceleration of maturity upon the occurrence of an Event of Default, shall bear interest from the due date to payment in full at a fluctuating rate as provided in the Credit Agreement.

     This Note is one of the Bid Rate Notes and evidences indebtedness incurred under, and is subject to the terms and provisions of, the Credit Agreement, to which Credit Agreement reference is hereby made for a statement of said terms and provisions. This Note is entitled to the benefits and security as provided in the Credit Agreement. Any term used herein that is defined in the Credit Agreement shall have the meaning afforded it in the Credit Agreement when used herein.

     Upon the occurrence and during the continuation of any Event of Default, the Lender may terminate its obligations to make advances under the Credit Agreement and declare the entire unpaid principal balance advanced hereunder and all accrued interest to be immediately due and payable in the manner and with the effect provided in the Credit Agreement, and may thereafter exercise any of the remedies referred to in the Credit Agreement or existing under applicable law.

     This Note may be prepaid in whole or in part in accordance with the terms and provisions set forth in the Credit Agreement.

     TIME IS OF THE ESSENCE OF THIS NOTE. In addition to and not in limitation of the foregoing and the provisions of the Credit Agreement, the Borrower further agrees to pay all expenses of collection, including reasonable attorneys' fees actually incurred (which shall include the reasonably allocated costs of staff counsel) not to exceed ten percent (10%) of all principal and accrued interest, if this Note shall be collected at law or by or through an attorney at law, or in bankruptcy, receivership or other court proceedings.

     THIS NOTE HAS BEEN EXECUTED AND DELIVERED IN ATLANTA, GEORGIA AND SHALL BE GOVERNED BY AND CONSTRUED UNDER THE LAWS OF THE STATE OF GEORGIA.

     PRESENTMENT, PROTEST AND NOTICE OF DISHONOR ARE HEREBY WAIVED BY THE BORROWER.

     IN WITNESS WHEREOF, the undersigned has executed this Note through the hand and seal of its duly authorized officers on the date first above written.

                                            GOLD KIST INC.


                                            By:
                                               ------------------------------
                                               Name:
                                                    -------------------------
                                               Title:
                                                     ------------------------


                                            Attest:
                                                   --------------------------
                                               Name:
                                                    -------------------------
                                               Title:
                                                     ------------------------



                                                      [CORPORATE SEAL]

                                 GRID SCHEDULE
                                 -------------

                           ADVANCES BEARING INTEREST
                                AT THE BID RATE

                                                                              Amount of at       Unpaid Principal
                                                                               the Above-        Bearing Interest
        Amount of                      Interest               Advance          Reference          Notation Made
Date     Advance   Interest Rate        Period                 Repaid              Rate                 By
- ------  ---------  -------------   ----------------      ----------------    ----------------    ----------------
_____   $________   ___________     ______________       $______________     $______________      ______________

_____   $________   ___________     ______________       $______________     $______________      ______________

_____   $________   ___________     ______________       $______________     $______________      ______________

_____   $________   ___________     ______________       $______________     $______________      ______________

_____   $________   ___________     ______________       $______________     $______________      ______________

_____   $________   ___________     ______________       $______________     $______________      ______________

_____   $________   ___________     ______________       $______________     $______________      ______________

_____   $________   ___________     ______________       $______________     $______________      ______________

_____   $________   ___________     ______________       $______________     $______________      ______________

_____   $________   ___________     ______________       $______________     $______________      ______________

_____   $________   ___________     ______________       $______________     $______________      ______________

_____   $________   ___________     ______________       $______________     $______________      ______________


                                   EXHIBIT B
                                   ---------

                            FORM OF SYNDICATED NOTE
                            -----------------------

                                                     PRINCIPAL: $______________

                                                     DATE:      August 9, 1996

                                                     PLACE:     Atlanta, Georgia

     FOR VALUE RECEIVED, the undersigned GOLD KIST INC., a cooperative marketing association organized and existing under the laws of the State of Georgia (the "Borrower"), hereby promises to pay to the order of____________________________
 --------
__________________________________________________________________ (the
"Lender"), at the office of the Agent as provided for in the Credit Agreement
 ------
(as hereinafter defined) on _____________________ or sooner should this Note be declared immediately due and payable as hereafter provided, the principal sum of ________________________ Dollars ($_______________), or so much thereof as shall have been advanced hereunder and remain outstanding, plus all accrued and unpaid interest thereon. Capitalized terms used herein but not otherwise defined shall have the meanings ascribed to such terms in the Credit Agreement (as referred to below).

     The Borrower agrees to pay interest on the principal amount advanced hereunder from the date of the advance until paid in the manner and at the rate or rates and at the times provided for in that certain Credit Agreement, dated as of the date hereof, by and among the Borrower, the various banks and other lending institutions as are, or may from time to time become, lenders, and SunTrust Bank, Atlanta, as Agent (as the same may be amended, restated or otherwise modified from time to time, the "Credit Agreement"). Interest shall
                                           ----------------
be computed and paid on the basis provided in the Credit Agreement. All payments of principal and interest hereunder shall be made to the Agent in United States Dollars and in immediately available funds.

     The Lender is hereby authorized to endorse all ________ Loans made pursuant to the Credit Agreement and all payments of principal of such ___________ Loans on the schedule annexed hereto and made a part hereof, which endorsement shall constitute prima facie evidence of the accuracy of the information so endorsed;
           -----------
provided, that no delay or failure of Lender to record on the schedule the
- --------
amount of any _________ Loan shall affect the obligation of Borrower to repay such amount together with interest thereon in accordance with this Note and the Credit Agreement.

     Any installment of principal or of interest due under this Note that is not paid on the due date therefor, whether a regularly scheduled payment date, on the maturity date, or resulting from the acceleration of maturity upon the occurrence of an Event of Default, shall bear interest from the due date to payment in full at a fluctuating rate as provided in the Credit Agreement.

     This Note is one of the Syndicated Notes and evidences indebtedness incurred under, and is subject to the terms and provisions of, the Credit Agreement, to which Credit Agreement reference is hereby made for a statement of said terms and provisions. This Note is entitled to the benefits and security as provided in the Credit Agreement. Any term used herein that is defined in the Credit Agreement shall have the meaning afforded it in the Credit Agreement when used herein.

     Upon the occurrence and during the continuation of any Event of Default, the Lender may terminate its obligations to make advances under the Credit Agreement and declare the entire unpaid principal balance advanced hereunder and all accrued interest to be immediately due and payable in the manner and with the effect provided in the Credit Agreement, and may thereafter exercise any of the remedies referred to in the Credit Agreement or existing under applicable law.

     This Note may be prepaid in whole or in part in accordance with the terms and provisions set forth in the Credit Agreement.

     TIME IS OF THE ESSENCE OF THIS NOTE. In addition to and not in limitation of the foregoing and the provisions of the Credit Agreement, the Borrower further agrees to pay all expenses of collection, including reasonable attorneys' fees actually incurred (which shall include the reasonably allocated costs of staff counsel) not to exceed ten percent (10%) of all principal and accrued interest, if this Note shall be collected at law or by or through an attorney at law, or in bankruptcy, receivership or other court proceedings.

     THIS NOTE HAS BEEN EXECUTED AND DELIVERED IN ATLANTA, GEORGIA AND SHALL BE GOVERNED BY AND CONSTRUED UNDER THE LAWS OF THE STATE OF GEORGIA.

     PRESENTMENT, PROTEST AND NOTICE OF DISHONOR ARE HEREBY WAIVED BY THE BORROWER.

     IN WITNESS WHEREOF, the undersigned has executed this Note through the hand and seal of its duly authorized officers on the date first above written.

                                           GOLD KIST INC.


                                           By:
                                              -----------------------------
                                              Name:
                                              Title:



                                           Attest:
                                                  -------------------------
                                                  Name:
                                                  Title:


                                                      [CORPORATE SEAL]

                                 GRID SCHEDULE
                                 -------------

                           ADVANCES BEARING INTEREST
                               AT THE PRIME RATE

                                   Unpaid Principal
                                   Bearing Interest
        Amount of    Amount of      at the Above-    Notation
Date     Advance   Advance Repaid   Reference Rate   Made By
- ------  ---------  --------------  ----------------  --------


_____   $________  $___________    $__________       _______

_____   $________  $___________    $__________       _______

_____   $________  $___________    $__________       _______

_____   $________  $___________    $__________       _______

_____   $________  $___________    $__________       _______

_____   $________  $___________    $__________       _______

_____   $________  $___________    $__________       _______

_____   $________  $___________    $__________       _______

_____   $________  $___________    $__________       _______

_____   $________  $___________    $__________       _______

_____   $________  $___________    $__________       _______

_____   $________  $___________    $__________       _______

_____   $________  $___________    $__________       _______

_____   $________  $___________    $__________       _______

_____   $________  $___________    $__________       _______

_____   $________  $___________    $__________       _______

_____   $________  $___________    $__________       _______

_____   $________  $___________    $__________       _______

                                 GRID SCHEDULE
                                 -------------

                       ADVANCES BEARING INTEREST AT LIBOR
                           PLUS APPLICABLE PERCENTAGE

                                         Unpaid Principal
Interest                                 Bearing Interest
Period       Amount of     Amount of      at the Above-    Notation
and Date      Advance    Advance Repaid   Reference Rate   Made By
- ----------  -----------  --------------  ----------------  --------

_____       $__________  $___________    $__________       _______

_____       $__________  $___________    $__________       _______

_____       $__________  $___________    $__________       _______

_____       $__________  $___________    $__________       _______

_____       $__________  $___________    $__________       _______

_____       $__________  $___________    $__________       _______

_____       $__________  $___________    $__________       _______

_____       $__________  $___________    $__________       _______

_____       $__________  $___________    $__________       _______

_____       $__________  $___________    $__________       _______

_____       $__________  $___________    $__________       _______

_____       $__________  $___________    $__________       _______

_____       $__________  $___________    $__________       _______

_____       $__________  $___________    $__________       _______

_____       $__________  $___________    $__________       _______

_____       $__________  $___________    $__________       _______

_____       $__________  $___________    $__________       _______

_____       $__________  $___________    $__________       _______

                                   EXHIBIT C
                                   ---------



                          (Intentionally left blank)

                                   EXHIBIT D
                                   ---------

                          FORM OF NOTICE OF BORROWING
                          ---------------------------

                              ___________, 199__


SunTrust Bank, Atlanta, as Agent
25 Park Place, 25th Floor
Center Code 076
Atlanta, Georgia  30303
Attention: Jess Jarratt

Ladies and Gentlemen:

     Reference is made to that certain Credit Agreement, dated as of August 9, 1996 (as amended, restated or otherwise modified to the date hereof the "Credit
                                                                         ------
Agreement"), by and among Gold Kist Inc. (the "Borrower"), the various banks and
- ---------                                      --------
lending institutions party thereto and their assignees (collectively, the

"Lenders"), and SunTrust Bank, Atlanta, as Agent (the "Agent"). Capitalized
- --------                                               -----
terms used herein, and not otherwise defined herein, have their respective meanings given them in the Credit Agreement.

    1. Pursuant to Section 2.1 of the Credit Agreement, the Borrower hereby requests that the Lenders make Syndicated Loans to the Borrower in an aggregate amount equal to $_________________.

    2. The Borrower requests that such Syndicated Loans be made available to the Borrower on ___________ 199__.

    3. The Borrower hereby requests that the requested Syndicated Loan be of the following Type:

        [Check one box only]

        [ ]    Base Rate Loan
        [ ]    LIBOR Loan, with an initial Interest Period for a duration of:

        [Check one box only]    [ ]  one month
                                [ ]  two months
                                [ ]    three months
                                [ ]    six months

    4.  Such Syndicated Loans are to be ________________ Loans.

    5. The proceeds of this borrowing of Syndicated Loans will be used for the following purpose: ____________________________________________.

     6. The Borrower requests that all borrowings pursuant to this notice be deposited with SunTrust Bank, Atlanta in account number _____________.

     The Borrower hereby certifies to the Agent and the Lenders that as of the date hereof and as of the date of the making of the requested Syndicated Loans and after giving effect thereto, (a) no Default or Event of Default has or shall have occurred and be continuing, and (b) the representations and warranties of the Borrower contained in the Credit Agreement and the other Loan Documents are and shall be true and correct in all material respects, except to the extent such representations or warranties specifically relate to an earlier date or such representations or warranties become untrue by reason of events or conditions otherwise permitted under the Credit Agreement or the other Loan Documents.

     If notice of the requested borrowing of Syndicated Loans was previously given by telephone, this notice is to be considered the written confirmation of such telephone notice required by Section 3.6(a) of the Credit Agreement.


                                         GOLD KIST INC.


                                         By: _________________________


                                             Name:
                                             Title:

                                   EXHIBIT E
                                   ---------

                           FORM OF BID RATE REQUEST
                            ------------------------



                              ___________, 199__


TO EACH OF THE LENDERS
UNDER THE CREDIT
AGREEMENT (Referenced Below)


Ladies and Gentlemen:


     Reference is made to that certain Credit Agreement, dated as of August 9, 1996 (as amended, restated or otherwise modified to the date hereof the "Credit
                                                                         ------
Agreement"), by and among Gold Kist Inc. (the "Borrower"), the various banks and
- ---------                                      --------
lending institutions party thereto and their assignees (collectively, the

"Lenders"), and SunTrust Bank, Atlanta, as Agent (the "Agent"). Capitalized
- --------                                               -----
terms used herein, and not otherwise defined herein, have their respective meanings given them in the Credit Agreement.

     The Borrower hereby requests Bid Rate Quotes for the following proposed Bid Rate Borrowings:


Borrowing Date                      Amount                    Interest Period
- --------------                      ------                     --------------

_______,199___                      $____________              __________ days

_______,199___                      $____________              __________ days

_______,199___                      $____________              __________ days

_______,199___                      $____________              __________ days

_______,199___                      $____________              __________ days


                                                GOLD KIST INC.


                                                By:________________________
                                                   Name:
                                                   Title:

                                   EXHIBIT F
                                   ---------

                            FORM OF BID RATE QUOTE
                            ----------------------



                              ___________, 199__



Gold Kist Inc.
244 Perimeter Center Parkway, N.E.
Atlanta, Georgia 30346
Attn:  Mr. Stephen O. West

Ladies and Gentlemen:

     Reference is made to that certain Credit Agreement, dated as of August 9, 1996 (as amended, restated or otherwise modified to the date hereof the "Credit
                                                                         ------
Agreement"), by and among Gold Kist Inc. (the "Borrower"), the various banks and
- ---------                                      --------
lending institutions party thereto and their assignees (collectively, the

"Lenders"), and SunTrust Bank, Atlanta, as Agent (the "Agent"). Capitalized
- --------                                               -----
terms used herein, and not otherwise defined herein, have their respective meanings given them in the Credit Agreement.

     In response to the Borrower's Bid Rate Quote Request dated _____________ 19__, the undersigned hereby makes the following Bid Rate Quote(s) on the following terms:

1.  Quoting Lender: ____________________________

2.  Person to Contact at quoting Lender: __________________

3. The undersigned offers to make Bid Rate Loan(s) in the following principal amount(s), for the following Interest Period(s) and at the following Bid Rate(s):


Borrowing Date             Amount              Interest Period       Bid Rate
- --------------             ------              ---------------       --------


________,19___        $___________               ______ days         ________%
________,19___        $___________               ______ days         ________%
________,19___        $___________               ______ days         ________%

       The undersigned understands and agrees that the offer(s) set forth above, subject to satisfaction of the applicable conditions set forth in the Credit Agreement, irrevocably obligate[s] the undersigned to make the Bid Rate Loan(s) for which any offer(s) [is/are] accepted, in whole or in part.


                                     [LENDER]


                                     By: __________________________
                                         Name:
                                         Title:

                                   EXHIBIT G
                                   ---------

                          FORM OF BID RATE ACCEPTANCE
                          ---------------------------


                              ___________, 199__


SunTrust Bank, Atlanta, as Agent
25 Park Place, 25th Floor
Center Code 076
Atlanta, Georgia  30303
Attention: Jess Jarratt

[Lender(s)]

__________________________

__________________________

__________________________

Attention:  ______________


Ladies and Gentlemen:

     Reference is made to that certain Credit Agreement, dated as of August 9, 1996, (as amended, restated or otherwise modified to the date hereof the "Credit
                                                                          ------
Agreement"), by and among Gold Kist Inc. (the "Borrower"), the various banks and
- ---------                                      --------
lending institutions party thereto and their assignees (collectively, the

"Lenders"), and SunTrust Bank, Atlanta, as Agent (the "Agent"). Capitalized
- --------                                               -----
terms used herein, and not otherwise defined herein, have their respective meanings given them in the Credit Agreement.

     The Borrower hereby accepts the following offer(s) of Bid Rate Quotes:



Quote Date               Quoting Lender          Amount Accepted
- ----------               --------------          ---------------

__________, 19___        _____________           $____________

__________, 19___        _____________           $____________

__________, 19___        _____________           $____________


                                            GOLD KIST INC.


                                            By: ________________________________
                                                Name:
                                                Title:

                                   EXHIBIT H
                                   ---------

                   FORM OF NOTICE OF CONTINUATION/CONVERSION
                   -----------------------------------------


                              ___________, 199__


SunTrust Bank, Atlanta, as Agent
25 Park Place, 25th Floor
Center Code 076
Atlanta, Georgia  30303
Attention: Jess Jarratt

Ladies and Gentlemen:

     Reference is made to that certain Credit Agreement, dated as of August 9, 1996 (as amended, restated or otherwise modified to the date hereof the "Credit
                                                                         ------
Agreement"), by and among Gold Kist Inc. (the "Borrower"), the various banks and
- ---------                                      --------
lending institutions party thereto and their assignees (collectively, the

"Lenders"), and SunTrust Bank, Atlanta, as Agent (the "Agent").  Capitalized
- --------                                               -----
terms used herein, and not otherwise defined herein, have their respective meanings given them in the Credit Agreement.

     Pursuant to Section 3.6(b) of the Credit Agreement, the Borrower hereby requests a Continuation/Conversion of a borrowing of Eurodollar Loans under the Credit Agreement, and in that connection sets forth below the information relating to such Continuation/Conversion as required by such Section of the Credit Agreement:

     1.  The proposed date of such Continuation/Conversion is  _________, 199 .

2. The aggregate principal amount of [Eurodollar][Bid Rate] Loans subject to the requested Continuation/Conversion is $_________________ and was originally borrowed by the Borrower on ____________ 199___, and such [Eurodollar][Bid Rate] Loans are ______________________ Loans.

3. The portion of such principal amount subject to such Continuation/Conversion is $_____________.

     4. The current Interest Period of the [Eurodollar][Bid Rate] Loans subject to such Continuation/Conversion ends on ___________, 199 .

     5. The duration of the new Interest Period for such Loans or portion thereof subject to such Continuation/Conversion is:

[Check one box only]   [  ] one month
                       [  ] two months
                       [  ] three months
                       [  ] six months

     The Borrower hereby certifies to the Agent and the Lenders that as of the date hereof, as of the proposed date of the requested Continuation/Conversion, and after giving effect to such Continuation/Conversion, no Event of Default has or shall have occurred and be continuing.



                                          GOLD KIST INC.


                                          By: ____________________________
                                              Name:
                                              Title:

                                   EXHIBIT I
                                   ---------

                      FORM OF OPINION OF SPECIAL COUNSEL
                       ----------------------------------


                                August 9, 1996


SunTrust Bank, Atlanta, as Agent
25 Park Place, 25th Floor
Center Code 076
Atlanta, Georgia  30303
Attention: Jess Jarratt

Each Lender now or from
time to time a party
to the Credit Agreement referred to
below

Ladies and Gentlemen:

     We have acted as counsel to Gold Kist Inc., a cooperative marketing association organized and existing under the laws of the State of Georgia (the

"Borrower"), and have acted as counsel to the Borrower in connection with the
- ---------
negotiation, execution and delivery of that certain Credit Agreement, dated as of even date herewith (the "Credit Agreement") by and among the Borrower, the
                            ----------------
various banks and other lending institutions that have or may become Lenders under the Credit Agreement (the "Lenders") and SunTrust Bank, Atlanta, as Agent
                                 -------
(the "Agent").  All capitalized terms used but not defined herein shall have the
      -----
meanings set forth in the Credit Agreement.

     In these capacities, we have reviewed the following (the "Loan Documents"):
                                                               --------------

     (a)  the Credit Agreement; and

     (b)  the Notes.

     In addition to the foregoing, we have examined originals or copies, certified or otherwise identified to our satisfaction, of such documents, corporate records, and other instruments, and made such other investigations of law and fact, as we have deemed necessary or advisable for the purposes of rendering this opinion. In our examination of documents, we assumed the genuineness of all signatures on documents presented to us as originals (other than the signatures of officers of the Borrower) and the conformity to originals of documents presented to us as conformed or reproduced copies.

     Based upon the foregoing, and subject to the qualifications and assumptions set forth herein, we are of the opinion that:

     1. Each of the Loan Documents constitutes the legal, valid and binding obligations of the Borrower a party thereto, enforceable against the Borrower in accordance with their respective terms except as the enforceability thereof may be limited by (a) applicable bankruptcy, insolvency, reorganization, moratorium, arrangement or similar laws relating to or affecting the enforcement of creditors' rights generally and (b) the fact that equitable remedies or relief (including, but not limited to, the remedy of specific performance) are subject to the discretion of the court before which any such remedies or relief may be sought.

     2. The execution and delivery by the Borrower of the Loan Documents do not, and if the Borrower were now to perform its obligations under such Loan Documents, such performance would not, result in any violation of any applicable law to which the Borrower or its assets are subject.

     3. The execution, delivery and performance by the Borrower of each Loan Document, and the consummation of the transactions thereunder, do not and will not require any governmental approval of, or notice to, or other action to, with or by, any governmental authority of the State of Georgia or the United States of America.

     4. The Borrower is not (i) an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended, (ii) a "holding company" or a "subsidiary company" of a "holding company", within the meaning of the Public Utility Company Act of 1935, as amended, or (iii) subject to any other Applicable Law which purports to regulate or restrict its ability to borrow money or to consummate the transactions contemplated by the Credit Agreement or to perform its obligations under any Loan Document.

     5. Assuming that Borrower applies the proceeds of the Loans as provided in the Credit Agreement, the transactions contemplated by the Credit Agreement do not violate the provisions of Regulations G, T, U or X of the Board of Governors of the Federal Reserve.

     6. The consideration to be paid to the Agent and the Lenders for the financial accommodations to be provided to the Borrower pursuant to the Credit Agreement, and their disclosure to the Borrower in the manner set forth in the Credit Agreement, do not violate any law of the State of Georgia relating to interest and usury.

                                            Very truly yours,

                                            [ALSTON & BIRD]



                                            -----------------------------------
                                            By: Partner

                                   EXHIBIT J
                                   ---------

                      FORM OF OPINION OF GENERAL COUNSEL
                      ----------------------------------


                                August 9, 1996

SunTrust Bank, Atlanta, as Agent
25 Park Place, 25th Floor
Center Code 076
Atlanta, Georgia  30303
Attention: Jess Jarratt

Each Lender now or from
time to time a party
to the Credit Agreement referred to
below

Ladies and Gentlemen:

     I am General Counsel to Gold Kist Inc., a cooperative marketing association organized and existing under the laws of the State of Georgia (the "Borrower"),
                                                                    --------
and have acted as counsel to the Borrower in connection with the negotiation, execution and delivery of that certain Credit Agreement, dated as of even date herewith (the "Credit Agreement") by and among the Borrower, the various banks
               ----------------
and other lending institutions that have or may become Lenders under the Credit Agreement (the "Lenders") and SunTrust Bank, Atlanta, as Agent (the "Agent").
                -------                                              -----
All capitalized terms used but not defined herein shall have the meanings set forth in the Credit Agreement.

     In these capacities, I have reviewed the following (the "Loan Documents"):
                                                              --------------

     (a)  the Credit Agreement; and

     (b)  the Notes.

     In addition to the foregoing, I have examined originals or copies, certified or otherwise identified to my satisfaction, of such documents, corporate records, and other instruments, and made such other investigations of law and fact, as I have deemed necessary or advisable for the purposes of rendering this opinion. In my examination of documents, I assumed the genuineness of all signatures on documents presented to me as originals (other than the signatures of officers of the Borrower) and the conformity to originals of documents presented to me as conformed or reproduced copies.

     Based upon the foregoing, and subject to the qualifications and assumptions set forth herein, I am of the opinion that:

     1. The Borrower (i) is duly organized as a corporation, and is validly existing and in good standing under the laws of its jurisdiction of incorporation and (ii) has the corporate power to execute, deliver and perform the Loan Documents, to own and use its assets, and to conduct its business as presently conducted and as proposed to be conducted immediately following the consummation of the transactions contemplated by the Credit Agreement. The Borrower is qualified to transact business as a foreign corporation in the States set forth on Schedule A attached hereto.
                    ----------

     2. The Borrower has duly authorized the execution and delivery of the Loan Documents and the performance of its obligations thereunder. The Borrower has duly executed and delivered the Loan Documents.

     3. The execution and delivery by the Borrower of the Loan Documents do not, and if the Borrower were now to perform its obligations under the Loan Documents, such performance would not, result in any:

     (a) violation of the Borrower's articles of incorporation or bylaws;

     (b) to the best of my knowledge, breach or violation of or default under, any contract to which the Borrower is bound or under which the Borrower or its assets is subject;

     (c) to my knowledge, creation or imposition of a contractual Lien on or against the assets of the Borrower under any such contracts; or

     (d) violation of any judicial or administrative decree, writ, judgment or order to which, to the best of my knowledge, the Borrower or its respective assets are subject.

     4. To the best of my knowledge, except as is set forth on Schedule 5.4 of the Credit Agreement, there are no judgments outstanding against the Borrower or affecting its assets, nor is there any litigation or other proceeding against the Borrower or its assets pending or overtly threatened except as is set forth on Schedule 5.4 of the Credit Agreement.

                                               Very truly yours,


                                               -------------------------------
                                               Jack L. Lawing
                                               General Counsel

                                   EXHIBIT K
                                   ---------

                                    FORM OF
                           ASSIGNMENT AND ACCEPTANCE
                           -------------------------


       Reference is made to that certain Credit Agreement, dated as of August 9, 1996 (as may be amended, restated, or otherwise modified from time to time, the "Credit Agreement"), by and among GOLD KIST INC., as Borrower (the
           ----------------
"Borrower"), the lenders parties thereto (collectively, the "Lenders"), and
 --------
SUNTRUST BANK, ATLANTA, as agent for the Lenders (in such capacity, the "Agent"). Terms defined in the Credit Agreement are used herein with the same meanings.


     1.  Assignor (as identified on Annex A) hereby sells and assigns to
                                    -------
     Assignee (as identified on Annex A), without recourse against Assignor, and
                                -------
     Assignee hereby purchases and assumes from Assignor, without recourse against Assignor, effective as of the Trigger Date hereinafter set forth, the interests set forth below (collectively, the "Assigned Interest"), in
                                                      -------------------
     Assignor's rights and obligations under the Credit Agreement including, without limitation, the Loans owing to Assignor that are outstanding on the Trigger Date as described on Annex A hereto, together with unpaid interest
                                  -------
     accrued on the assigned Loans to the Trigger Date, and the amount (if any) of the accrued fees referred to in Section 3.9 of the Credit Agreement accrued to the Trigger Date for the account of Assignor as described on Annex A hereto. On and after the Trigger Date, (a) Assignee shall be a
     -------
     party to and be bound by the provisions of the Credit Agreement, and to the extent of the interest assigned by this Assignment and Acceptance, have the rights and obligations of a Lender thereunder and under the Loan Documents (except for any such obligations that become due and payable before the Trigger Date), and (b) Assignor shall, to the extent of its interest assigned by this Assignment and Acceptance and otherwise to the extent set forth in the foregoing clause (a), relinquish its rights and be released from its obligations under the Credit Agreement and the Loan Documents arising on and after the Trigger Date.

     2. Each of the Assignor and the Assignee represents, warrants and agrees to and with the other and the Agent as follows: (i) Assignor warrants that it is the legal and beneficial owner of the interest being assigned hereby free and clear of any adverse claim and that its Commitments and the outstanding balances of its Loans under each Facility, in each case, without giving effect to assignments thereof which have not become effective, are as set forth below, (ii) except as set forth in (i), Assignor makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement, or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement or any other Loan Document or any instrument or documents furnished pursuant thereto, or the financial condition of Borrower or the performance or observance by Borrower of any of its obligations under the Loan Documents; (iii) the Assignee represents and warrants that it is legally authorized to enter into this Assignment and Acceptance; (iv) Assignee confirms that it has received a copy of the Credit Agreement, such financial statements and other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance;
     (v) Assignee agrees that it will perform its obligations as a Lender under the Loan Documents as required by the terms thereof; and (vi) Assignee appoints and authorizes the Agent to take such actions as agent on its behalf and to exercise such powers under the Credit Agreement and the other Loan Documents as are delegated to the Agent by the terms of the Credit Agreement and the other Loan Documents, together with such powers as are reasonably incidental thereto.

     3. This Assignment and Acceptance is being delivered to the Agent, together with (i) the Notes evidencing the Loans included in the Assigned Interest, and (ii) a copy of the Assignment and Acceptance after it is duly executed by each of the Assignee and the Assignor.

     4. This Assignment and Acceptance shall be governed by and construed in accordance with the laws of the State of Georgia, without regard to the conflict of laws principles thereof.

     5. Borrower is an intended third party beneficiary of, and may enforce, this Assignment and Acceptance.

     6. This Assignment and Acceptance may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.


CONSENTED TO:

SUNTRUST BANK, ATLANTA, AS AGENT



By: -------------------------
    Name:
    Title:


GOLD KIST INC.


By: -------------------------
    Name:
    Title:

                                    ANNEX A
                                    -------


Date of Assignment:


Legal Name of Assignor:


Legal Name of Assignee:


Assignee's Address (Including Telex and Telecopy Numbers) for Notices:


Assignee's Payment Office:


Trigger Date of Assignment (may not be fewer than five (5) Business Days after the date of the Assignment):


                                       PRINCIPAL AMOUNT      PRO RATA SHARE
FACILITY                                   ASSIGNED           OF COMMITMENT
- --------                               ----------------      --------------

Revolving Loans                        $                            %

364-Day Loans                          $                            %

Fees:                                  $  ______________
- ----



     Immediately after the Trigger Date:

     (a) The aggregate principal amount of the Revolving Loans owed to Assignor is $________________ and the Assignor's Pro Rata Share of the Revolving Credit Commitment is _____________%; and

     (b) The aggregate principal amount of the 364-Day Loans owed to Assignor is $______________ and Assignor's Pro Rata Share of the 364-Day Line of Credit Commitment is ____________%.

The terms set forth herein are hereby agreed to by ________________________, as Assignor.



By: ----------------------------
    Name:
    Title:


The terms set forth herein are hereby agreed to by ________________________, as Assignee.



By: ----------------------------
    Name:
    Title:

                                 SCHEDULE 1.1.
                               SUBORDINATED DEBT
                               -----------------





        Section 4.01.  Agreement of Subordination.
                       --------------------------

        The Association covenants and agrees, and each holder of Certificates issued hereunder by his acceptance thereof likewise covenants and agrees, that all Certificates shall be issued subject to the provisions of this Article; and each Person holding any Certificate, whether upon original issue or upon transfer or assignment thereof, accepts and agrees to be bound by such provisions.

        All Certificates issued hereunder shall, to the extent and in the manner hereinafter set forth, be subordinated and subject in right of payment to the prior payment in full in money or money's worth of all Superior Indebtedness.

        Section 4.02.  Payment to Certificateholders.
                       ------------------------------

        No payment on account of principal or interest on the Certificates shall be made if, at the time of such payment there shall be in process the liquidation of the Association, whether voluntary or involuntary, and any Superior Indebtedness shall remain unpaid.

        Upon any payment by the Association, or distribution of assets of the Association of any kind or character, whether in cash, properties or securities, to creditors upon any dissolution or winding-up or total liquidation of the Association, whether voluntary or involuntary, or in bankruptcy, insolvency, receivership or other proceedings, all amounts due or to become due upon all Superior Indebtedness shall first be paid in full, or payment thereof provided for in money or money's worth, in accordance with its terms, before any payment is made on account of the principal of or interest on the Certificates; and upon any such dissolution or winding-up or liquidation any payment by the Association, or distribution of assets of the Association of any kind or character, whether in cash, property, or securities, to which the holders of the Certificates or the Trustee would be entitled, except for the provisions of this Article, shall be paid by the Association or by any receiver, trustee in bankruptcy, liquidating trustee, agent or other Person making such payment or distribution directly to the holders of Superior Indebtedness (as their respective interests shall appear) or their representative or representatives, or to the indenture trustee or trustees under any indenture pursuant to which any instruments evidencing any Superior Indebtedness may have been issued, as their respective interests may appear, to the extent necessary to pay all Superior Indebtedness in full, in money or money's worth in accordance with its terms, after giving effect to any concurrent payment or distribution to or for the holders of Superior Indebtedness, before any payment or distribution is made to the holders of the Certificates or to the Trustee.

  In the event that, notwithstanding the foregoing, any payment or distribution of assets of the Association of any kind or character, whether in cash, property or securities, prohibited by the foregoing, shall be received by the Trustee or the holders of the Certificates before all Superior Indebtedness is paid in full, or provision is made for such payment in money or money's worth in accordance with its terms, such payment or distribution shall be paid over or delivered to the holders of Superior Indebtedness or their representative or representatives, or to the indenture trustee or trustees under any indenture pursuant to which any instruments evidencing any Superior Indebtedness may have been issued, as their respective interests may appear, for application to the payment of all Superior Indebtedness remaining unpaid to the extent necessary to pay all Superior Indebtedness in full in money or money's worth in accordance with its terms, after giving effect to any concurrent payment or distribution to or for the holders of such Superior Indebtedness.

  Section 4.03.  Subrogation of Certificates.
                 ---------------------------

  Subject to the payment in full of all Superior Indebtedness, the rights of the holders of the Certificates shall be subrogated to the rights of the holders of Superior Indebtedness to receive payments or distributions of cash, property or securities of the Association applicable to the Superior Indebtedness until the principal of and interest on the Certificates shall be paid in full; and, for the purposes of such subrogation, no payments or distributions to the holders of the Superior Indebtedness of any cash, property or securities to which the holders of the Certificates or the Trustee would be entitled except for the provisions of this Article, and no payment over pursuant to the provisions of this Article to or for the benefit of the holders of Superior Indebtedness by holders of the Certificates or the

Trustee, shall, as between the Association, its creditors other than holders of Superior Indebtedness, and the holders of the Certificates, be deemed to be a payment by the Association to or on account of the Superior Indebtedness. It is understood that the provisions of this Article are and are intended solely for the purpose of defining the relative rights of the holders of the Certificates, on the one hand, and the holders of the Superior Indebtedness, on the other hand.

  Nothing contained in this Article or elsewhere in this Indenture or in the Certificates is intended to or shall impair, as between the Association, its creditors, other than the holders of Superior Indebtedness, and the holders of the Certificates, the obligation of the Association, which is absolute and unconditional, to pay to the holders of the Certificates the principal of and interest on the Certificates as and when the same shall become due and payable in accordance with their terms, or is intended to or shall affect the relative rights of the holders of the Certificates and creditors of the Association other than the holders of the Superior Indebtedness, nor shall anything herein or therein prevent the Trustee or the holder of any Certificate from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this Article of the holders of Superior Indebtedness in respect of cash, property or securities of the Association received upon the exercise of any such remedy.

  Upon any payments or distribution of assets of the Association referred to in this Article, the Trustee, subject to the provisions of Section 8.01,and the holders of the Certificates shall be entitled to rely upon any order or decree made by any court of competent jurisdiction in which such dissolution, winding-up or liquidation proceedings are pending, or a certificate of the receiver, trustee in bankruptcy, liquidating trustee, agent or other Person making such payment or distribution, delivered to the Trustee or the holders of the Certificates, for the purpose of ascertaining the Persons entitled to participate in such distribution, the holders of the Superior Indebtedness and other indebtedness of the Association, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article.

  Section 4.04.  Authorization by Certificateholders.
                 -----------------------------------

  Each holder of a Certificate by his acceptance thereof authorizes the Trustee in his behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this Article and appoints the Trustee his attorney-in-fact for any and all such purposes.

  Section 4.05.  Notice to Trustee.
                 -----------------

  The Association shall give prompt written notice to the Trustee of any fact known to the Association which would prohibit the making of any payment of moneys to or by the Trustee in respect of the Certificates pursuant to the provisions of this Article. Notwithstanding the provisions of this Article or any other provision of this Indenture, the Trustee shall not be charged with knowledge of the existence of any facts which would prohibit the making of any payment of moneys to or by the Trustee in respect of the Certificates pursuant to the provisions of this Article, unless and until the Trustee shall have received written notice thereof from the Association or a holder or holders of Superior Indebtedness or from any trustee therefor; and, prior to the receipt of any such written notice, the Trustee, subject to the provisions of Section 8.01, shall be entitled in all respects to assume that no such facts exist; provided, however, that if on a date not less than three Business Days prior to the date upon which by the terms hereof any such moneys may become payable for any purpose (including, without limitation, the payment of the principal of or interest on any Certificate) the Trustee shall not have received with respect to such moneys the notice provided for in this Section, then, anything herein contained to the contrary notwithstanding, the Trustee shall have full power and authority to receive such moneys and to apply the same to the purpose for which they were received, and shall not be affected by any notice to the contrary which may be received by it on or after such prior date.

  Section 4.06.  Trustee's Relation to Superior Indebtedness.
                 -------------------------------------------

  The Trustee in its individual capacity shall be entitled to all the rights set forth in this Article in respect of any Superior Indebtedness at any time held by it, to the same extent as any other holder of Superior Indebtedness, and nothing in Section 8.13 or elsewhere in this Indenture shall deprive the Trustee of any of its rights as such holder.

  With respect to the holders of Superior Indebtedness, the Trustee undertakes to perform or to observe only such of its covenants and obligations as are specifically set forth in this Article, and no implied covenants or obligations with respect to the holders of Superior Indebtedness shall be read into this Indenture against the Trustee. The Trustee shall not be deemed to owe any fiduciary duty to the holders of Superior Indebtedness and, subject to the provisions of Section 8.01, the Trustee shall not be liable to any holder of Superior Indebtedness if it shall pay over or deliver to holders of Certificates, the Association or any other Person moneys or assets to which any holder of Superior Indebtedness shall be entitled by virtue of this Article or otherwise.

  Section 4.07.  No impairment of Subordination.
                 ------------------------------

  No right of any present or future holder of any Superior Indebtedness to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Association or by any act or failure to act, in good faith, by any such holder, or by any noncompliance by the Association with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof which any such holder may have or otherwise be charged with.

          5% CUMULATIVE PREFERRED CAPITAL CERTIFICATE OF INTEREST
                                    OF
                                                                      NO. 5263
                             ATLANTA, GEORGIA

SERIES NO. 2

  -----------------------------, a Georgia Corporation, a Farmers Cooperative Association, as defined in paragraphs (12), (13) and (14) of Section 103 of the Revenue Act of 1932 hereby certifies that -----------------------------------
has invested ------------------------------ Dollars, $-------------- in the 5%
Cumulative Preferred Capital Certificate of Interest of this Association subject to the following terms and conditions:

  1. The Certificate shall be callable up to 10% of its face value within any one calendar year after date of issue at the discretion of the Board of Directors.

  2. It is transferable upon the books of the Association when properly endorsed by the registered owner hereof.

  3. Interest shall be paid hereon at the rate of five (5) per cent per annum on the 30th day of March, June, September and December.

  4. This Certificate, in case of liquidation, whether voluntary, or involuntary, shall be subordinate to any notes, or accounts payable, now due, or hereafter made by the Association, to the Columbia Bank for Cooperatives, Columbia, S.C., and/or any other lending agency, or creditor, but shall be paid before payment of any Revolving Fund Certificates, or other distribution of the assets of the Association to the members thereof.

  This Certificate is issued pursuant to resolution duly adopted by the Board of Directors of the Association on the twenty-first day of September, 1956 at a meeting then duly convened.

  WITNESSETH the name and Corporate Seal of --------------------------------- hereunto affixed by its duly authorized officer, this ------------- day of
- ------------------, 19--.

                                                                      (Seal)

ATTEST:

                                        BY:
                                           ---------------------------------
                                                                   Treasurer

- ------------------------------------
                           Secretary

                                       SCHEDULE 5.14

                                     BARGAINING UNITS
                                    JANUARY-JUNE 1996

==============================================================================================================================
                                                Weighted
                                                Average                                            Monthly
Pet Food & Animal                   Term of      Hourly      No.        NLRB          % Union        Union     Number     Number
 Health Products          Union     Agreement     Rate      Emps.    Certification    Membership     Dues      Griev.     Arbit.
- -----------------         -----     ---------   --------   ------    -------------    ----------     -------   ------     ------
Guntersville Feed Mill     IBT      12/05/93-     9.46       35       10/13/61          81.8%         19.00      18         0
                                    12/04/96

     POULTRY

Athens Processing         UFCW      10/01/95-     7.08      767         N/A             27.2%         18.42        3        0
                                    10/01/98

Carrollton Processing     BCTW      11/01/93-     7.13      587       07/25/77           8.5%         18.00        5        1
                                    09/15/96

Trussville Processing     UFCW      11/01/94-     7.09      768         N/A             28.5%         18.15       20        0
                                    11/01/97

Jasper, AL, Feed Mill     IBT       02/01/95-     9.72       31       08/01/63           100%         19.00        0        0
                                    02/01/98

Guntersville Poultry FM   IBT       11/01/95-     9.92       16       08/06/95          37.5%         19.00        0        0
                                    10/31/98

Guntersville Poultry FD   IBT       12/05/93-     9.34       35       11/28/78          68.6%         17.00        1        0
                                    12/04/96

Live Oak Processing      UFCW       04/01/95-     6.99    1,150       08/16/71          34.3%         18.42       21        0
                                    04/01/98


                                 SCHEDULE 5.16.
                                  SUBSIDIARIES
                                  ------------


                                                    Percent of
                                   Jurisdiction     Ownership
                                 -----------------  ----------

AGRATECH SEEDS, INC.             Georgia               100

AGRATRADE FINANCING, INC.        Georgia               100

AGRI INTERNATIONAL, INC.         Delaware              100

AGRIGOLDEN, INC.                 Georgia               100

AGVESTMENTS, INC.                Georgia               100

CAROLINA GOLDEN PRODUCTS
COMPANY, INC.                    Georgia               100

CROSS EQUIPMENT COMPANY, INC.    Georgia               100

DIXICO PET FOOD, INC.            Georgia               100

GK PECANS, INC.                  Georgia               100

GK FINANCE CORPORATION           Delaware              100

GKX, INC.                        Territory of Guam     100

GP FINANCE CORPORATION           Delaware              100

GOLDEN POULTRY COMPANY, INC.     Georgia                73

LUKER, INC.                      Georgia               100

                                 SCHEDULE 5.3
                             Status of Tax Audits
                             --------------------

FEDERAL/IRS AUDITS
- ------------------

Fiscal 1990 and 1991
- --------------------

A Statutory Notice was received in March 1995 specifying tax deficiencies of $3.2 million and $1.6 million, respectively. The principal issues are equity discounts (see tax litigation on Schedule 5.4) and repairs and maintenance. Settlement of all issues except equity is anticipated within the next 60 days by working through the agent or the appeals division.

Fiscal 1992
- -----------

A Statutory Notice was received in March 1996 specifying tax deficiencies of $3.5 million. The same issues as 1990-91 along with Section 263A Inventory Capitalization and Depreciation are in dispute. Petition letter was filed with Tax Court in June 1996. Settlement similar to 1990-91 is anticipated.

Fiscal 1993
- -----------

Audit is underway and agent is approximately 50% finished.

Fiscal 1994 and 1995
- --------------------

The IRS plans to extend the audit period to cover these years.

STATE AUDITS
- ------------

The 1993-95 Georgia returns for Gold Kist Inc. and all subsidiaries including Golden Poultry Company, Inc. were audited. The Delaware Holding Company (DHC) issue remains unresolved with a deficiency of $330,000 including interest. A DHC case was recently decided in Georgia in the taxpayer's favor, however the Department of Revenue's position is to write up this issue in all cases. This issue is still under appeal.

The Georgia Revenue Department is conducting a sales and use tax audit on returns filed from 3/31/93 to 3/31/96. This audit began in May and likely will be completed in August.

The Florida Department of Revenue conducted an audit of Gold Kist Inc. and Subsidiaries consolidated Income tax return for fiscal years 1991-1994. Although a final audit report has not been received, the increase in tax for the audit period is expected to be about $50,000.

                                 SCHEDULE 5.4.
                                ACTIONS PENDING
                                ---------------


1.  Ronald Pete Windham et al v. Harold O. Chitwood, et al., Case No.CV-93-00298
    -------------------------------------------------------
    in the Circuit Court of Jefferson County, Alabama, filed January 12, 1993. Derivative and class action alleging that for profit subsidiary Golden Poultry Company was unlawfully created and operated. On July 2, 1996, the judge entered an order requiring no distributions or payment of money, but requiring Gold Kist to acquire the remaining outstanding shares of Golden Poultry. A hearing is scheduled for August 16, 1996 to determine payment of attorneys' fees. The judgment may be appealed.

2.  Garry Rowland et al v. Gold Kist Inc., Case No. CV-94-106 in the Circuit
    -------------------------------------
    Court for Walker County, Alabama, filed February 1994. (Removed to Federal District Court in Birmingham, Alabama, then remanded back to state court.) Class action alleging underweighing of feed delivered on bulk delivery trucks. Fraud and breach of contract are alleged. The company denies wrongdoing and is vigorously contesting the suit.

3.  Gold Kist Inc. v. Commissioner of Internal Revenue, Docket No. 10768-93.
    --------------------------------------------------
    This case involves the taxability of the difference between the face value of reserves allocated to members and the discounted value at which they were redeemed in the tax years 1987, 1988 and 1989. The tax court ruled on June 27, 1995, that these amounts are taxable and entered a judgment for deficiencies in the aggregate amount of $1,785,631. The Company had made larger tax payments after the notice of deficiency was received by the Company and the Court's order actually gave the Company a refund. The Company filed an appeal of the decision to the Eleventh Circuit Court of Appeals. Briefs have been filed and the case will likely be argued prior to December 31, 1996. If determined adversely to Gold Kist, additional liability for state income taxes could result.

4.  Gold Kist Inc. v. Commissioner of Internal Revenue, Docket No. 9874-95.
    --------------------------------------------------
    This case was filed on June 9, 1995, and contains the same issue with respect to the difference between the face value of reserves allocated to members and the discounted value at which they were redeemed in the tax years 1990 and 1991. There are other issues in this case, particularly questions with respect to capital versus expense items, but settlement negotiations are proceeding with respect to the other issues. The resolution of the issue dealing with the face value of reserves will depend upon the final disposition of the Eleventh Circuit case .

5.  Gold Kist Inc. v. Commissioner of Internal Revenue, Docket No. 11962-96.
    --------------------------------------------------
    This case was filed on June 7, 1996. It also contains the same issue as the issue in the Eleventh Circuit Court of Appeals, but with respect to tax year 1992. It deals further with adjustments related to (i) whether certain direct and indirect costs must be capitalized for purposes of inventory of goods held for sale, (ii) whether methods of depreciation and depreciation recovery periods are proper, and (iii) whether the costs of certain repairs constitute deductible, ordinary and necessary business expenses.

                                 SCHEDULE 5.6

                              Margin Stock Owned
                              ------------------



Archer-Daniels-Midland                                     2,867,215 shares


Golden Poultry Company, Inc.                              16,602,407 shares

                                 SCHEDULE 5.9

                            Conflicting Agreements
                            ----------------------


NONE

                                 SCHEDULE 7.3

              Liens Existing Prior to the Date of this Agreement
              --------------------------------------------------




Haralson County IRBs                                                $7,500,000

Bulloch County IRBs                                                 $6,700,000

GC Properties (Corporate Office Building-54%)                       $2,306,484

                                 SCHEDULE 7.4

                                 Investments*
                                 ------------
                                at June 1, 1996


Archer-Daniels-Midland                                          $20,741,282

CF Industries                                                   $20,903,000

Young Pecan Company (Equity and Note through GK Pecans, Inc.)   $ 2,330,000

InTrade                                                         $ 4,908,000

Alimenta Commodities Inc.                                       $ 1,666,666

Universal Cooperative                                           $ 1,557,000

Hesco                                                           $ 1,173,000

All Others                                                      $ 1,582,000



* All investments are shown at book value or adjusted original cost without reflecting equity in earnings or losses or adjustments to comply with FAS 115.